                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[_]  Preliminary Information Statement        [_]  Confidential, For Use of the Commission only
                                                   (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                           ATLAS-REPUBLIC CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[_]  No Fee Required
[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

   Common Stock, $0.001 par value per share
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(2) Aggregate number of securities to which transaction applies:

   14,000,000
  ------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.51 (Book value of acquired company as of 2/28/02 ($7,174,050) divided by 14,000,000 shares outstanding)
----------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    $7,174,050
    ----------------------------------------------------------------------------

(5) Total fee paid:

    $1,435.00
    ----------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing party:

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(4) Date filed:

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                           ATLAS-REPUBLIC CORPORATION

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       AND
                            DISSENTER'S RIGHTS NOTICE

                                                        New York, New York
                                                         October 11, 2002

To all Shareholders of Atlas-Republic Corporation:

          Notice is hereby  given  pursuant to the  provisions  of the  Colorado
     Business  Corporation  Act that a Special  Meeting of the  Shareholders  of
     Atlas-Republic  Corporation,  a Colorado  corporation,  will be held at the
     Company's new executive offices at 2 Mott Street,  7th Floor, New York, New
     York on November 13, 2002.

          The purposes of this Meeting are to  consider,  discuss,  vote and act upon the following:

1.   A proposal to elect three directors for fiscal year 2002.

2.   A proposal to change our corporate name from Atlas-Republic  Corporation to
     "AMCO Transport  Holdings,  Inc." This name change,  if approved,  would be effected in connection with our  reincorporation  in Delaware as the result of our merger with and into our subsidiary,  AMCO Transport Holdings,  Inc.
     as described in paragraph 3 below.

3.   A proposal to change our state of  incorporation  from Colorado to Delaware by means of a  merger  of  Atlas-Republic  Corporation  with and into  AMCO
     Transport  Holdings,  Inc., a newly  formed  Delaware  corporation  that is wholly owned by us. AMCO will be the surviving  corporation  in the merger, and the effect of the merger  will be to change the law  applicable  to our corporate  affairs  from  the  Colorado  Business  Corporation  Act  to the
     Delaware General  Corporation Law. This change in applicable law results in some  differences in stockholders'  rights.  See "Comparison of Stockholder
     Rights."

4.   A  proposal  to  approve  a  share  exchange  agreement  among  us and  the shareholders  of  Bestway  Coach  Express  Inc.,  pursuant  to  which  each shareholder  of Bestway will  exchange all of the shares of Bestway  common stock held by that shareholder for, in the aggregate,  28,000,000 shares of our authorized, but unissued, common stock.

5.   A proposal to approve the AMCO Transport Holdings, Inc. 2002 Stock Plan.

6.   A proposal to approve the AMCO Transport Holdings, Inc. 2002 Employee Stock
     Compensation Plan.

7.   A proposal to change our  independent  auditors to  Livingston,  Wachtell &
     Co., LLP for fiscal year 2002.

8    To consider  other  business  that may  properly  come before the  meeting.
     Except with respect to  procedural  matters  incident to the conduct of the meeting,  management  is not aware of any other  business  that  might come before the meeting.

          Bestway Coach Express Inc., Stephen M. Siedow, John D. Brasher Jr. and
     Lisa K.  Brasher,  who  collectively  own 88.6% of our  outstanding  common stock,  have  advised us that they intend to vote in favor of each item set forth above.  Consequently,  the proposals  will be approved at the special meeting of shareholders.

                            DISSENTER'S RIGHTS NOTICE

          Atlas-Republic  Corporation  hereby offers you  dissenter's  rights as provided  for in  Article  7-113-101  through  7-113-302  of  the  Colorado
     Business  Corporation  Act,  as  amended.  If you  elect to  exercise  your dissenter's rights in accordance with Article  7-113-204,  you will be paid the fair value of your share of common stock as  determined by our board of directors.  Our board has  determined  the fair  value of each share of our common stock to be $0.03. The determination of the per share fair value was computed based on a number of considerations including the following:

      (1) We have had no operations for approximately 4 years;

      (2) We have a negative book value and no assets as of December 31, 2001;

      (3) Similar public shell companies have been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.03 per share.

          If you elect to exercise your dissenters' rights, you must comply with the applicable procedures specified in Sections 7-113-201 through 7-113-209 of the Colorado Business Corporation Act in order to receive payment of the fair value of your common stock.  In compliance  with Section  7-113-201 of the  Colorado  Business  Corporation  Act,  a copy  of  Article  113 of the
     Colorado  Business  Corporation  Act  is  attached  as  Appendix  A to  the accompanying Information Statement filed on Schedule 14 C.

          In order to obtain  the fair  value  payment  for your  Atlas-Republic shares,  you must mail or deliver your intention to so receive a fair value payment no later than November 13, 2002, to the following address:

                             The Board of Directors
                          Of Atlas-Republic Corporation
                                  2 Mott Street
                                    7th Floor
                            New York, New York 10013

          Our board of directors believes that the proposals specified above are in our best interests, however, you are entitled to assert your dissenter's rights to  receive  payment  (fair  value of $0.03 per share) no later than
     November  13, 2002,  as a result of proposals 2, 3 and 4 above  pursuant to
     Section  7-113-102 of the Colorado  Business  Corporation Act. In approving the  proposals  specified  above  our board  did not  obtain an a  fairness opinion.  We are not  asking  you  for a proxy  in  conjunction  with  this meeting.

                         ******************************

          Our board of directors has unanimously  approved the above  proposals, believes  that  they  are in the  best  interest  of our  shareholders  and recommends their adoption.

By order of the Board of Directors,

/s/ Wilson Cheng

WILSON CHENG, CHAIRMAN

DATED: October 11, 2002

                              INFORMATION STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2002

                           ATLAS-REPUBLIC CORPORATION
                                  2 MOTT STREET
                                    7th Floor
                            NEW YORK, NEW YORK 10013
                           (212) 608-8988 - Telephone
                           (212) 608-9196 - Facsimile

                                 October 11, 2002

                               GENERAL INFORMATION

         This Information Statement is furnished in connection with a special meeting of shareholders called by our board of directors to be held at our new executive offices at 2 Mott Street, 7th Floor, New York, New York at 11:00 a.m.
local time on November 13, 2002, and at any and all postponements, continuations or adjournments thereof. This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to our shareholders on or about
October 11, 2002.

     All shares of our common stock, $.00001 par value per share, represented in person or by proxy will be eligible to be voted at the  meeting.  Bestway  Coach
Express Inc.,  Stephen M. Siedow,  John D. Brasher Jr. and Lisa K. Brasher,  who
collectively  own 88.6% of our  outstanding  common stock,  have advised us that they  intend to vote in favor of each item set forth  above.  Consequently,  the proposals will be approved at the special meeting of shareholders.

                      We Are Not Asking You for a Proxy and

                    You are Requested Not to Send us a Proxy.

         The enclosed information statement is provided by our board of directors for use at the special meeting of shareholders to be held at our new executive offices at 2 Mott Street, 7th Floor, New York, New York at 11:00 a.m.
on November 13, 2002, and at any adjournment or adjournments of the meeting.

         Our shareholders of record at the close of business on October 2, 2002,
(i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On that date we had 9,543,750 outstanding shares of common stock entitled to one (1) vote per share.
Cumulative voting for directors is not permitted.

         The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied.
With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have no effect on the election of directors and will have the same effect as a vote against the other proposals.

         Election of directors is by plurality vote, with the three nominees receiving the highest vote totals to be elected as directors. The affirmative vote of a majority of the holders of a majority of the outstanding shares of common stock shall be required in order to approve proposal nos. 2 (name change from Atlas-Republic Corporation to AMCO Transport Holdings, Inc.), 3
(reincorporation in Delaware), and 4 (share exchange with Bestway). The affirmative vote of a majority of the shares represented at the meeting shall be required to approve the other proposals (i.e., the proposals relating to the approval of our 2002 Stock Plan, the approval of our 2002 Employee Stock
Compensation Plan and the ratification of our new independent auditors).

         Only one information statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the information statement, or if in the future you would like to receive multiple copies of information statements, proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to
Wilson Cheng, President, Atlas-Republic Corporation, 2 Mott Street, 7th Floor,
New York, New York or calling him at 212-608-8988.

                               DISSENTER'S RIGHTS

General

         We hereby offer you, our shareholder, dissenter's rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation
Act. If you elect to exercise your dissenter's rights in accordance with Article
7-113-204, you will be paid the fair value of your shares as determined by our board of directors.

         Our board of directors has determined that the fair value of each share of our common stock is $0.03. The determination of the per share fair value was computed based on a number of considerations including the following:

          (i) We have had no operations for approximately 4 years;

          (ii) We have a negative  book value and no assets as of  December  31,
     2001; and

         (iii) Similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.03 per share.

         Our board of directors believes that our reincorporation in the State of Delaware, which will be effected by the merger of Atlas-Republic Corporation with and into our wholly-owned Delaware subsidiary, AMCO Transport Holdings,
Inc. and the subsequent share exchange among AMCO Transport Holdings, Inc. and the shareholders of Bestway Coach Express Inc. pursuant to which Bestway will become our wholly-owned subsidiary and we will issue 28,000,000 shares of our authorized, but unissued, common stock to Bestway's shareholders, are each in the best interest of our shareholders. However, shareholders are entitled to assert their dissenter's rights and receive payment of fair value (fair market value of $0.03 per share) no later than November 13, 2002, as a result of these transactions as explained in Section 7-113-102 of the Colorado Business
Corporation Act.

         In order to obtain the fair market value payment for your shares, you must mail or deliver a statement of your intention to the following address:

                             The Board of Directors
                          Of Atlas-Republic Corporation
                                  2 Mott Street
                                    7th Floor
                            New York, New York 10013

         Pursuant to Article 113 of the Colorado Business Corporation Act, you
have the right and are entitled to dissent from the completion of the merger and subsequent share exchange described above and elsewhere in this information statement and receive payment of the fair value of Atlas-Republic common stock owned by you. If you elect to exercise your dissenters' rights, you must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-
302 of the Colorado Business Corporation Act, as summarized below, in order to receive payment of the fair value of any common shares. In compliance with
Section 7-113-201 of the Colorado Business Corporation Act, a copy of Article
113 of the Colorado Business Corporation Act is attached to this information statement as Appendix A and it is summarized below.

Summary of Article 113 of the Colorado Business Corporation Act

         The following is only a summary of the procedures for dissenting shareholders prescribed by sections 7-113-101 through 7-113-302 of the Colorado
Business Corporation Act and is qualified in its entirety by the full text of article 113 of the Colorado Business Corporation Act which is attached to this information statement as Appendix A

         Section 7-113-102 of the Colorado Business Corporation Act provides that each record or beneficial shareholder of Atlas-Republic Corporation is entitled to dissent from the merger and subsequent share exchange described above and elsewhere in this information statement and demand payment of the fair value of the shares of common stock owned by that shareholder. In accordance with Section 7-113-202 of the Colorado Business Corporation Act, in order for a shareholder to exercise dissenters' rights, the shareholder must, prior to the taking of the vote of the shareholders on the merger and subsequent share exchange, deliver to us written notice of the shareholder's intent to demand payment for shares in the event the merger and subsequent share exchange is approved and shall not vote the shareholder's shares in favor of the merger and subsequent share exchange. Colorado law does not require the dissenting shareholder to vote against the proposal and a vote against the proposal does not satisfy any notice requirements under Colorado law with respect to dissenter's rights.

         In accordance with Section 7-113-203 of the Colorado Business
Corporation Act, within ten days after the merger and subsequent share exchange are effected, we must deliver a written dissenter's notice to all of our shareholders who satisfy the requirements of Section 7-113-202 of the Colorado
Business Corporation Act, accompanied by a copy of Article 113 of the Colorado
Business Corporation Act. The dissenter's notice must state that the merger and subsequent share exchange was authorized and the effective date or proposed effective date of the merger and subsequent share exchange, set forth the address at which we will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which we must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the dissenter's notice was delivered. Furthermore, the dissenter's notice may require that all beneficial shareholders, if any, certify as to the assertion of dissenters' rights.

         Pursuant to Section 7-113-204 of the Colorado Business Corporation Act,
a shareholder receiving the dissenter's notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the dissenter's notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the Colorado Business Corporation Act.

         Upon the later of the effective date of the merger and share exchange, or upon receipt of a demand for payment by a dissenting shareholder, we must pay each dissenting shareholder who complies with Section 7-113-204 the amount we estimate to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the Colorado Business Corporation Act. The
payment must be accompanied by (i) our balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation by us of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the Colorado Business
Corporation Act; and (v) a copy of Article 113 of the Colorado Business
Corporation Act.

         If a dissenting shareholder is dissatisfied with our payment or offer of payment, the dissenting shareholder, pursuant to Section 7-113-209 of the
Colorado Business Corporation Act, may notify us in writing within 30 days after we make or offer to pay each dissenting shareholder, of the shareholder's own estimate of the fair value of the shares and the amount of interest due, and demand payment of the shareholder's estimate, less any payment already made by us under Section 7-113-206, or reject our offer under Section 7- 113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:

          (i) the  dissenting  shareholder  believes  that  the  amount  paid or offered is less than the fair value of the shares or that the  interest due is incorrectly calculated;

          (ii) we have failed to make payment  within 60 days after the date set for demanding payment; or

          (iii) We do not return the  deposited  stock  certificates  within the time specified by Section  7-113-207 of the Colorado  Business  Corporation
     Act.

         If a demand for payment under Section 7-113-209 remains unresolved, we may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Prior to Consummating the Share Exchange with Bestway

         The following table sets forth, as of October 2, 2002 (prior to the consummation of the share exchange with Bestway), the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding common stock of Atlas-Republic
Corporation. Also included are the shares held by all executive officers and directors as a group.

Name and Address                    Amount and Nature                  Percent
of Beneficial Owner                f Beneficial Owner                  of Class

Bestway Coach Express Inc.        7,000,000 (1)                           74.9%
2 Mott Street, 7th Floor
New York, New York  10013

Wilson Cheng                      7,000,000 (1)(5)                        74.9%
President, CEO, Treasurer
And Chairman of the Board
2 Mott Street, 7th Floor
New York, New York  10013

Vivian Cheng                      7,000,000 (1)                           74.9%
Executive Vice President and
Director
2 Mott Street, 7th Floor
New York, New York  10013

Kelvin Chan
Chief Operating Officer,
General Manager and Director      7,000,000 (1)(5)                        74.9%
2 Mott Street, 7th Floor
New York, New York  10013

Ronald C. H. Lui                  7,000,000 (1)(5)                        74.9%
Assistant Treasurer
2 Mott Street, 7th Floor
New York, New York  10013

Jovi Chen                         7,000,000 (1)(5)                        74.9%
VP of Sales and Marketing
2 Mott Street, 7th Floor
New York, New York  10013

Stephen M. Siedow                   682,872(2)                             7.31%
12373 E. Cornell Avenue
Aurora, Colorado  80014

John D. Brasher Jr.                 600,000(3)                             6.42%
90 Madison Street
Suite 707
Denver Colorado  80206

Lisa K. Brasher.                    600,000(4)                             6.42%
90 Madison Street
Suite 707
Denver Colorado  80206

All directors and executive
officers as a group (five persons) 7,000,000 (1)(5)                       74.9%

(1)  Consists of shares purchased from Stephen M. Siedow on April 23, 2002. None of the officers and directors named above own any shares of Atlas directly.
     However,  each of the  officers  and  directors  named  above own shares of
     Bestway's  common stock,  and together,  as a group,  they control Bestway.
     After the share  exchange is  consummated  and the officers  and  directors named above exchange their Bestway common stock for our common stock, those officers and directors  will have a controlling  direct equity  interest in
     Atlas as shown in the table below.  Bestway currently has 14,000,000 shares outstanding.  Wilson Cheng owns  6,400,000  shares of Bestway  common stock
     (45.71%),  Vivan Cheng owns 200,000 shares of Bestway common stock (1.43%),
     Kelvin Chan owns 100,000 shares of Bestway common stock (0.71%),  Ronald C.
     H. Lui owns,  through  an entity  controlled  by him,  2,300,000  shares of
     Bestway  common stock  (16.43%) and Jovi Chen owns 80,000 shares of Bestway common stock (0.57%).

(2)  On April 23, 2002  Stephen M. Siedow sold  7,000,000 of the shares of Atlas stock held by him to Bestway  leaving him with  1,282,972  shares  (13.6%).
     Thereafter, on May 9, 2002, pursuant to a settlement agreement with John D.
     Brasher  Jr.,  Mr.  Siedow  transferred  450,000  shares  (3.75% to John D.
     Brasher Jr. and 150,000 shares (1.61%) to Lisa K. Brasher,  John D. Brasher
     Jr.'s wife, in  consideration  of Mr.  Brasher  reducing his legal bill for services rendered to Mr. Siedow by $25,000.

(3)  Mr.  Brasher is the owner of 450,000  shares  directly.  His wife,  Lisa K.
     Brasher,  is the owner of 150,000  shares.  The 600,000  shares held by Mr.
     Brasher and his wife were  acquired  from  Stephen M. Siedow on May 9, 2002 pursuant to a settlement  agreement.  Under the settlement  agreement,  Mr.
     Brasher  reduced Mr.  Siedow's  legal bill by $25,000 in  exchange  for the shares. Mr. Brasher is deemed to be the beneficial owner of the shares held by his wife. Mr. Brasher disclaims  beneficial ownership of the shares held by his wife.

(4)  Lisa K. Brasher is the owner of 150,000 shares directly.  Her husband, John
     D. Brasher Jr., is the owner of 450,000 shares.  The 600,000 shares held by
     Mrs. Brasher and her husband were acquired from Stephen M. Siedow on May 9,
     2002 pursuant to a settlement  agreement.  Under the settlement  agreement,
     Mr. Brasher  reduced Mr. Siedow's legal bill by $25,000 in exchange for the shares.  Mrs.  Brasher is deemed to be the  beneficial  owner of the shares held by her husband.  Mrs. Brasher  disclaims  beneficial  ownership of the shares held by her husband.

(5)  Consists  of the  7,000,000  shares  held  by  Bestway.  The  officers  and directors  named  above as a group  own  62.14%  of  Bestway's  issued  and outstanding  capital stock either directly or through their  affiliates and therefore  they are  deemed to be the  beneficial  owners of the  7,000,000 shares.  See footnote (1) to this table above for the  breakdown of Bestway share ownership among the directors and officers named in the table above.

Security Ownership After Consummation of the Share Exchange with Bestway

          The  following  table sets forth the number of shares of common  stock owned of record and  beneficially  by  executive  officers,  directors  and
     persons  who  hold  5%  or  more  of  the   outstanding   common  stock  of
     Atlas-Republic  Corporation  after giving effect to the consummation of the share  exchange  with  Bestway.  Also  included  are the shares held by all executive officers and directors as a group.

Name and Address                    Amount and Nature                  Percent
of Beneficial Owner                 of Beneficial Owner                of Class

Bestway Coach Express Inc.                7,000,000 (1)                   0%
2 Mott Street, 7th Floor
New York, New York  10013

Wilson Cheng                             12,800,000 (2)                41.91%
President, CEO, Treasurer
And Chairman of the Board
2 Mott Street, 7th Floor
New York, New York  10013

Vivian Cheng                                400,000 (2)                 1.31%
Executive Vice President and
Director
2 Mott Street, 7th Floor
New York, New York  10013

Kelvin Chan
Chief Operating Officer,
General Manager and Director                200,000 (2)                 0.65%
2 Mott Street, 7th Floor
New York, New York  10013

Ronald C. H. Lui                          4,600,000 (2)                15.06%
Assistant Treasurer
2 Mott Street, 7th Floor
New York, New York  10013

Jovi Chen                                   160,000 (2)                 0.52%
VP of Sales and Marketing
2 Mott Street, 7th Floor
New York, New York  10013

Stephen M. Siedow                           682,872                     2.24%
12373 E. Cornell Avenue
Aurora, Colorado  80014

John D. Brasher Jr.                         600,000 (3)                 1.96%
90 Madison Street
Suite 707
Denver Colorado  80206

Lisa K. Brasher.                            600,000 (4)                 1.96%
90 Madison Street
Suite 707
Denver Colorado  80206

All directors and executive
officers as a group (five persons)       18,160,000 (2)                59.46%

(1)  Consists of shares  purchased  from  Stephen M.  Siedow on April 23,  2002, which,  after the consummation of the share exchange,  will become treasury stock.  Since  these  shares  will  become  treasury  stock after the share exchange and will not be counted as  outstanding  for voting  purposes they are not included in the calculation of the percentage of common stock owned by the persons listed in the table.

(2)  Upon  consummation  of the  share  exchange  with  Bestway,  we will  issue
     28,000,000  shares of our common stock,  in the  aggregate,  to the current holders of Bestway common stock. The officers and directors named above are receiving,  in the aggregate,  18,160,000 of the  28,000,000  shares of our stock being issued in connection  with the share  exchange.  The respective number of shares listed  opposite each officer or director's  name above is indicative  of the number of shares  received  by such  officer or director upon consummation of the share exchange.  Mr. Lui's shares are owned by him indirectly  through Loyalty United (US), Inc., a New York corporation.  Mr.
     Lui owns 90% of the issued and  outstanding  common stock of Loyalty United
     (US), Inc.

(3)  These  shares  consist of 450,000  shares  held by John D.  Brasher Jr. and
     150,000  shares held by Lisa K. Brasher.  These shares were acquired on May
     9, 2002 from  Stephen M. Siedow  pursuant to a settlement  agreement  under which Mr.  Brasher  reduced  his legal  bill to Mr.  Siedow by  $25,000  in exchange  for the  shares.  John D.  Brasher  Jr. and Lisa K.  Brasher  are spouses. They disclaim beneficial ownership of each other's shares.

Changes in Control

          On March 19, 2002 Bestway entered into a Stock Purchase Agreement with
     Stephen M. Siedow pursuant to which Bestway  acquired  7,000,000  shares of our  common  stock  from Mr.  Siedow  on April  23,  2002 for an  aggregate purchase  price of $250,000 or $.0357 per share.  The shares as of the date of acquisition and as of the date hereof amount to  approximately  74.9% of our issued and  outstanding  common stock.  Also,  in  connection  with the acquisition of the shares by Bestway, Bestway loaned us $101,500 to pay off some of our accrued  liabilities.  This loan is  evidenced  by a promissory note,  dated  April 23,  2002,  by us in favor of  Bestway.  The note bears interest at the simple rate of 8% and is due and payable on April 23, 2003.
     Bestway  used cash that it obtained  from the sale of its common stock in a private  placement under  Regulation D of the Securities Act that closed on
     April 23,  2002 to finance  the  acquisition  of control of  Atlas-Republic
     Corporation and the loan made to Atlas.

          If proposal Number 4, described in more detail below, is approved,  as anticipated, at the meeting, then we (after we are redomiciled to the State of Delaware and our name is changed to AMCO Transport Holdings,  Inc.) will effect a share exchange with the  stockholders of Bestway.  Pursuant to the share exchange we will issue,  in the aggregate,  28,000,000  shares of our common stock to the Bestway  stockholders in exchange for all of the issued
     and  outstanding   common  stock  of  Bestway.   Bestway  will  become  our
     wholly-owned  subsidiary and the stockholders of Bestway will own, assuming no shares of our common stock are issued prior to the  consummation of this share  exchange,  approximately  75%  of our  common  stock.  The  existing stockholders of Atlas-Republic would therefore own the remaining 25% of our
     common  stock.   The   remaining   group  of   Atlas-Republic   Corporation
     stockholders  consists  of Bestway  itself , which  would  continue  to own
     7,000,000   shares  of  our  common  stock  after  the  share  exchange  is consummated  (approximately 18.69%), Stephen M. Siedow, John D. Brasher Jr.
     and Lisa K. Brasher, who will collectively continue to own 1,282,872 shares of our common stock after the share exchange is consummated  (approximately
     3.43%) and the other stockholders of Atlas-Republic  Corporation,  who will continue to own, in the  aggregate,  1,060,878  shares of our common  stock after the share exchange is consummated (approximately 2.83%).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Three directors are to be elected at the meeting. These directors will serve until the next annual meeting of shareholders and until their successors have been duly elected and have qualified. All of the nominees are currently directors. The nominees were appointed as directors on April 23, 2002 at the closing of the acquisition by Bestway of 7,000,000 shares of our common stock from Stephen M. Siedow. At the closing, Mr. Siedow resigned as our sole director and simultaneously appointed the three nominees as directors to fill all vacancies on the board. All nominees have consented to be named and have indicated their intent to serve if elected. The board of directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of directors will occur.

         The merger agreement between us and our subsidiary AMCO, which is attached to this information statement as Exhibit B, provides that the officers and directors of AMCO immediately preceding the effective time shall be the officers and directors of the surviving corporation in the merger. The officers and directors of AMCO are identical in all respects to the officers and directors of Atlas. Therefore, the merger of Atlas and AMCO will not affect the makeup our management team or board of directors in any way.

         The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

Name                Age         Position(s) With the Company

Wilson Cheng         30         CEO, President, Treasurer and Chairman
                                of the Board of Directors since April 23, 2002

Vivian Cheng         33         Executive Vice President and Director since
                                April 23, 2002

Kelvin Chan          34         Chief Operating Officer, General Manager
                                and Director since April 23, 2002

               Wilson Cheng is the founder of Bestway  Coach Express Inc., a bus service  company  with 23  busses  and one van that  provides  special destination,  charter,  tour  and  other  services.  He  is  also  its
          Chairman,  Chief Executive  Officer,  President and Treasurer.  He has
          served in such  capacities  since the  inception  of Bestway in August
          1997. From 1993 to August 1997, Mr. Cheng was the President of Bestway
          Tour & Travel Inc., a travel agency located in New York City.

               Vivian  Cheng has  served as the  Executive  Vice  President  and
          Secretary of Bestway Coach Express Inc, a bus service  company with 23 busses and one van that provides special  destination,  charter,  tour and other  services,  since its inception in August 1997. From 1993 to date,  Ms. Cheng serves as the Vice President of Bestway Tour & Travel
          Inc., a travel  agency  located in New York City.  Prior to that,  Ms.
          Cheng served as Tour  Marketing  Manager of Chinese  American  Travel,
          Inc., from October 1987 through February 1993.

               Kelvin Chan has served as the Chief Operating Officer and General
          Manager of Bestway Coach  Express Inc., a bus service  company with 23 busses and one van that provides special  destination,  charter,  tour and other  services,  since October 1998.  Prior to that, Mr. Chan was
          responsible   for   development,   marketing  and  management  of  all
          development  and sales at D&D Trading Inc. from June 1988 to September
          1998.

         Wilson Cheng, and Vivian Cheng are siblings.

               None of the above  designees has received any  compensation  from
          Atlas-Republic  Corporation,  and  there  have  been  no  transactions between us and any of these  designees other than as set forth in this
          Information Statement.

        Certain Relationships and Related Transactions

               On April 23, 2002,  Bestway Coach Express Inc. acquired 7,000,000 shares of our common stock  (74.9%)  from  Stephen M. Siedow,  who had been our controlling  stockholder  and sole officer and director.  The acquisition of the shares by Bestway was effected  pursuant to a stock purchase  agreement,  dated March 19, 2002, among Bestway,  Mr. Siedow and  Atlas-Republic  Corporation.  Bestway paid Mr. Siedow $250,000.00 for the shares.  Bestway  simultaneously loaned us $101,500 to pay off accrued liabilities  existing as of the date that Bestway acquired the shares  from Mr.  Siedow.  The loan  matures on April 23,  2003 and it accrues interest at the simple rate of 8% until it is paid off. At the same time that  Bestway  acquired  the shares,  we granted Mr.  Siedow piggy back  registration  rights  relating to the remaining  1,282,872 shares  that  he  continued  to  hold.  On May  9,  2002,  Mr.  Siedow transferred  600,000  of these  remaining  shares  to John D.  Brasher
          (450,000 shares) and Lisa K. Brasher (150,000 shares).  The piggy back registration  rights require us to use our reasonable  best efforts to cause Mr. Siedow's (and his  transferees')shares to be included in any registration  statement  (other than a registration  statement on Form
          S-4 or Form  S-8 or on any  successor  forms)  that we file  with  the
          Securities  and  Exchange  Commission  under  which we or our  selling stockholders  are  selling  our  securities  for cash.  As part of the transaction,  Mr.  Siedow  also  agreed  that for the one year  period following the  registration  of his remaining  shares he will not sell during any  three-month  period a number of those  shares that exceeds the  greater  of: (i) one  percent  of the shares of our common  stock outstanding as shown by the most recent report or statement  published by us,  (ii) the  average  weekly  reported  volume of  trading in our securities  on  all  national  securities  exchanges  and/or  reported through the  automated  quotation  system of a  registered  securities association  and/or  reported  through the OTC Bulletin  Board and any other venue where our common stock is traded  during the four calendar weeks  immediately  preceding  the  same,  or  (iii) a  non-cumulative monthly limit of 150,000 shares.  This restriction also applies to the
          600,000 shares transferred to John D. Brasher Jr. and Lisa K. Brasher.

               Wilson Cheng is the founder and President of Bestway.  He is also the holder of 6,400,000 shares (45%) of its common stock.  Ronald C.H.
          Lui, who became our  Assistant  Treasurer  on April 23,  2002,  is the
          beneficial  owner of 2,300,000  shares  (16.42%) of  Bestway's  common stock  indirectly  through  an  entity  that he  controls.  Therefore, together, Mr. Cheng and Mr. Lui control Bestway.  Vivian Cheng, Kelvin
          Chan  and  Jovi  Chen,  are  currently  our only  other  officers  and directors. They are also executive officers and directors of Bestway.

               Bestway  became  the  parent of Atlas on April  23,  2002 when it acquired  7,000,000  shares  (74.9%) of Atlas'  common  stock from Mr.
          Siedow.

Interests of Certain Persons in Matters to be Acted Upon

         Upon consummation of the share exchange contemplated by proposal no. 4:

               (a) Wilson  Cheng,  our CEO,  President,  Treasurer  and Chairman
          (also  holding  identical   positions  with  Bestway),   will  receive
          12,800,000  shares of our  common  stock  (representing  34.28% of our outstanding common stock after the share exchange) in exchange for the
          6,400,000  shares of Bestway stock  (representing  45.71% of Bestway's outstanding common stock) that he currently holds;

               (b) Vivian  Cheng,  our Executive  Vice  President and one of our
          directors  (also  holding  identical  positions  with  Bestway),  will receive 400,000 shares of our common stock  (representing 1.07% of our outstanding common stock after the share exchange) in exchange for the
          200,000  shares of  Bestway  stock  (representing  1.43% of  Bestway's outstanding common stock) that she currently holds;

               (c) Kelvin Chan, our Chief Operating Officer, General Manager and
          one of our directors (also holding identical  positions with Bestway), will receive 200,000 shares of our common stock  (representing 0.5% of our outstanding common stock after the share exchange) in exchange for the 100,000 shares of Bestway stock  (representing  0.71% of Bestway's outstanding common stock) that he currently holds;

               (d) Ronald  Lui,  our  Assistant  Treasurer  (also the  Assistant
          Treasurer of Bestway),  will  receive  4,600,000  shares of our common stock  (representing  12.32% of our outstanding common stock after the share  exchange)  indirectly  through an entity  controlled by him, in exchange  for the  2,300,000  shares of  Bestway  stock  (representing
          16.43% of Bestway's  outstanding common stock) that entity he controls currently holds; and

               (e) Jovi Chen,  our Vice  President of Sales and Marketing  (also the Vice  President of Sales and  Marketing of Bestway),  will receive
          160,000  shares  of  our  common  stock  (representing  0.43%  of  our outstanding common stock after the share exchange) in exchange for the
          80,000  shares  of  Bestway  stock  (representing  0.57% of  Bestway's outstanding common stock) that he currently holds.

               As specified  above,  these officers and directors will receive 2 shares of our common  stock for each  share of common  stock that they hold in Bestway as a result of the share exchange.

               All of  Messrs.  Cheng,  Chan,  Lui and  Chen and Ms.  Cheng  are
          included within the class of persons eligible to receive shares of our common  stock,  restricted  stock and/or stock  options under our 2002
          Stock Plan and our 2002 Employee Stock Compensation Plan.
          Committees and Board Meetings

               We do not  have a  standing  audit,  nominating  or  compensation committee or any committee  performing a similar function  although we intend to form such committees in the future.

Management

         In addition to the nominees named above, who are currently our executive officers and directors, the following people are part of our management team.

Name                   Age              Position(s) With the Company

Jovi Chen               25              Vice President of Sales and Marketing

Ronald Lui              51              Assistant Treasurer

         Jovi Chen, has served as Vice President of Sales and Marketing of
Bestway Coach Express Inc., a bus service company with 23 busses and one van that provides special destination, charter, tour and other services, since
Bestway's inception in August 1997. Prior to joining Bestway he served as Tour
Manager of Bestway Tour & Travel Inc. from July 1995 to August 1997.

         Ronald Lui has been the Chief Executive Officer, President and a director of Minghua Group International Holdings Limited, a developer of alternative energy vehicles, since April 2, 2001. For the previous five years,
Mr. Lui worked for Fuller International Development Ltd., a real estate development company, as the Southeast Asia Regional Director. Mr. Lui is also the Chairman and controlling stockholder of Loyalty United (US), Inc., a private investment holding company that was formed in October of 2001.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

         During the years ended December 31, 2001 and 2000, we did not pay any cash or cash equivalent compensation to any executive officer. We have no agreement or understanding, express or implied, with any executive officer concerning employment or compensation for services.

         When the share exchange between us and the shareholders of Bestway is effected as contemplated by Proposal 4 below, our executive officers will likely enter into employment contracts with us. Management estimates that after closing the share exchange with Bestway and after retaining other necessary senior management personnel its annual payroll expenses for the management team, which will then consist of approximately 21 people, will be approximately $1,355,000.
To date, we have engaged in only preliminary discussions with management regarding salaries. Our ability to retain the personnel necessary for us to effect our business plan and to pay salaries at the levels that we determine reasonable will depend in large part on our ability to raise sufficient capital.
Following is a breakdown by employee and/or position of anticipated salaries.

         Name and/or Position                        Anticipated Salary Level

         Wilson Cheng                                         $225,000
         President, CEO

         Vivian Cheng                                         $180,000
         Executive VP

         Kelvin Chan                                          $85,000
         Chief Operating Officer

         Jovi Chen                                            $85,000
         VP Sales & Marketing

         Ronald  C. H. Lui                                    $85,000
         Assistant Treasurer

         VP Operations                                        $147,000
         (3 persons to be retained)                  ($49,000 x 3 people)

         Gilbert Chan                                         $67,000
         Sr. Corp. Sales Manager

         IT Manager                                           $105,250
         (2 persons to be retained)                  ($52,625 x 2 people)

         Advertising Executive                                $44,961
         (1 person to be retained)

         Sales Executive                                      $45,674
         (1 person to be retained)

         Controller                                           $78,000
         (1 person to be retained)

         Accounting Clerk                                     $45,550
         (1 person to be retained)

         Bookkeeper                                           $24,474
         (1 person to be retained)

         VP Human Resources                                   $31,217
         (1 person to be retained)

         Administrative Assistants                            $44,632
         (2 people to be retained)                   ($22,316 x 2 people)

         Executive Secretary                                  $41,334
         (1 person to be retained)

         Receptionist                                         $19,908
         (1 person to be retained)

         TOTAL                                             $1,355,000

Employee Incentive Compensation Plans

         During the years ended December 31, 2001 and 2000, no director or officer of Atlas-Republic Corporation received compensation pursuant to any incentive compensation plan. We currently have in place an Employee Stock
Compensation Plan and a Compensatory Stock Option Plan. We currently have no long-term incentive plans, as that term is defined in the rules and regulations of the Securities and Exchange Commission. We expect to cancel these plans once the plans contemplated by proposals 5 and 6 are adopted.

         Employee Stock Compensation Plan

         We have adopted the 1998 Employee Stock Compensation Plan for employees, officers, directors and advisors. We have reserved a maximum of
2,500,000 common shares to be issued upon the grant of awards under the Employee
Stock Compensation Plan. The Employee Stock Compensation Plan is administered by our board or a committee of our board. No shares have been awarded under the
Employee Stock Compensation Plan. We expect to cancel this plan once the plans contemplated by proposals 5 and 6 are adopted.

         Compensatory Stock Option Plan

         We have adopted the 1998 Compensatory Stock Option Plan for officers, employees, directors and advisors. We have reserved a maximum of 3,500,000 shares of our common stock to be issued upon the exercise of options granted under this plan. The plan will not qualify as an "incentive stock option" plan under Section 422 of the Internal Revenue Code of 1986, as amended. Options will be granted under the plan at exercise prices to be determined by our board or other plan administrator. No options have been granted under this plan. We expect to cancel this plan once the plans contemplated by proposals 5 and 6 are adopted.

Compensation of Directors

         We have no standard arrangements in place to compensate our directors for their service as directors or as members of any committee of directors. In the future, if we retain non-employee directors, we may decide to compensate them for their service to us as directors and members of committees.

                             INDEMNIFICATION POLICY

         Pursuant to Colorado law, our Certificate of Incorporation excludes personal liability on the part of our officers and directors to us for monetary damages based upon any violation of their fiduciary duties as such, except as to liability for any acts or omissions which involve intentional misconduct fraud or a knowing violation of law or for improper payment of dividends. This exclusion of liability does not limit any right which an officer or director may have to be indemnified and does not affect any officer or director's liability under federal or applicable state securities laws. We may purchase directors'
and officers' insurance.

                         NO STOCKHOLDER ACTION REQUIRED

         Our board has recommended that stockholders vote FOR the election of all nominees. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. We Are Not
Asking For A Proxy And You Are Requested Not To Send Us A Proxy.

                              PROPOSAL NOS. 2 AND 3

                   NAME CHANGE AND REINCORPORATION IN DELAWARE

Change of Corporate Name

         On April 23, 2002, Bestway Coach Express Inc. acquired control of us from Stephen M. Siedow, who had been our controlling stockholder and our sole officer and director, so that Bestway could ultimately enter into a business combination with us and thereby become a publicly-traded reporting company.
Bestway was incorporated in New York on August 4, 1997. It is a motorcoach service provider with 23 motorcoaches and 1 van. Bestway currently provides specialized destination route services to casinos in Atlantic City, New Jersey, which accounts for approximately 55% of its revenues, charter services to tour and travel agencies, which accounts for approximately 33% of its revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues. Bestway maintains a garage depot at 183 7th
Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of
Brooklyn. Its bus fleet and maintenance department is located at this garage.
Bestway's executive offices are located at 2 Mott Street, New York, New York
10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees. For more information about Bestway, see the section of this information statement captioned "Information About Bestway
Coach Express Inc." appearing in the discussion of Proposal No. 4 below.

         After effecting the share exchange referred to in Proposal No. 4 below, we intend to significantly expand our newly-acquired bus service operations through acquisitions in order to create a nationwide motorcoach service provider. Bestway currently operates in New York, New Jersey and Connecticut. We hope to expand into other geographic markets that we do not currently serve through Bestway by acquiring established motorcoach service providers that are leaders in their regional markets. We also plan to acquire additional motorcoach operations in our current geographical market, including acquisitions that either broaden the range of services provided by us in our current market or expand the geographic scope of our operations in this market.

         In connection with the share exchange and acquisition of Bestway our board of directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, on April 23, 2002, our board unanimously approved "AMCO Transport Holdings, Inc." as our corporate name. Our name will be changed upon the effectiveness of our reincorporation in the State of Delaware.

         Upon effectiveness of the name change and reincorporation in the state of Delaware, certificates for shares of our common stock issued under
Atlas-Republic Corporation's name will continue to represent your interest in us under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR
STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF
THEY WISH, AT THEIR SOLE EXPENSE.

         We will attempt to have the trading symbol for our common stock changed from "ARPB" to a symbol more readily associated with our new name.

         The name change and reincorporation will be effected on or about
November 13, 2002 after the expiration of the time period required in 14c-5 of the Securities Exchange Act of 1934.

Reincorporation in Delaware

         Our board of directors has approved a proposal to change our state of incorporation from Colorado to Delaware. The reincorporation will be effected by merging us (Atlas-Republic Corporation, a Colorado corporation) with and into
AMCO Transport Holdings, Inc., a Delaware corporation, formed by us for the purpose of the reincorporation, in accordance with the terms of an Agreement and
Plan of Merger. A copy of the form of merger agreement is attached to this information statement as Appendix B, and statements in this information statement regarding the merger agreement are qualified by reference to the complete merger agreement.

         Upon the effective date of the reincorporation, each outstanding share of our common stock will be automatically exchanged for one share of the common stock of AMCO Transport Holdings, Inc. We will cease to exist as a Colorado corporation, and AMCO Transport Holdings, Inc. will be the continuing or surviving corporation of the reincorporation. Thus, AMCO will succeed to all of our business and operations, own all of our assets and other properties and will assume and become responsible for all of our liabilities and obligations. The reincorporation, therefore, will not involve any change in our business, properties or our management. The name of the surviving company will be AMCO
Transport Holdings, Inc.

         Purpose of Merger and Reincorporation

         The purpose of the reincorporation is to change our state of incorporation and legal domicile from Colorado to Delaware. Our board of directors believes that this change in the domicile would be in our best interests and in the best interests of our shareholders.

         Delaware has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General
Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, our board of directors believes that Delaware law would provide greater predictability in our legal affairs than is currently available under Colorado law.

         The interests of our board of directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under Colorado law. A discussion of the principal differences between Colorado and Delaware law as they affect shareholders is set forth below in the section entitled "Significant
Changes Caused by the Reincorporation."

         Authorized Shares of Stock

         Our Certificate of Incorporation authorizes 500,000,000 shares of common stock, par value $0.00001 per share, of which 9,543,750 shares of common stock are issued and outstanding as of the record date and 20,000,000 shares of preferred stock, par value $0.00001 per share, of which none are outstanding.
AMCO's Certificate of Incorporation authorizes 500,000,000 shares of Common
Stock, par value $0.00001 per share and 20,000,000 shares of preferred stock, par value $0.00001 per share. No shares of any capital stock will be issued by
AMCO in connection with the Reincorporation, other than the shares of AMCO's common stock to be exchanged for our outstanding common stock and the issuance of warrants in exchange for any then outstanding warrants.

         Conversion of the Stock

         As soon as the reincorporation becomes effective, each outstanding share of our common stock will automatically convert into and be exchanged for one share of AMCO common stock, and our shareholders will automatically become stockholders of AMCO.

         In addition, each outstanding option, right or warrant to acquire shares of our common stock outstanding upon the reincorporation will be converted into an option, right or warrant to acquire the same number of shares of AMCO common stock.

         Therefore, beginning on the effective date of the reincorporation, each
Atlas-Republic Corporation stock certificate which was outstanding immediately prior to the reincorporation will automatically represent the same number of
AMCO Transport Holdings, Inc. shares. Our stockholders need not exchange their stock certificates for AMCO stock certificates. Likewise, stockholders should not destroy their old certificates and should not send their old certificates to us, either before or after the effective date of the reincorporation.

         Transferability of Shares

         Shareholders whose shares of our common stock are freely tradable before the reincorporation will own shares of AMCO common stock that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of AMCO that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold AMCO stock certificates will be deemed to have acquired their shares on the date they originally acquired their
Atlas-Republic Corporation shares.

         After the reincorporation, AMCO will continue to be a publicly held company, and, like Atlas-Republic Corporation shares, shares of AMCO will be quoted on the OTC Bulletin Board, however under a different trading symbol and
CUSIP number. AMCO will also file with the SEC and provide to its stockholders the same types of information that Atlas-Republic Corporation has previously filed and provided.

         Federal Income Tax Consequences of the Reincorporation

         The discussion of U.S. federal income tax consequences set forth below does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

         The following discussion sets forth all material U.S. federal income tax consequences of the reincorporation to our shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

         The following disclosure is based on the Internal Revenue Code of 1986, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

         The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the
Atlas-Republic Corporation or AMCO Transport Holdings, Inc. Each former holder of our common stock will have the same basis in the capital stock of AMCO received by that holder pursuant to the reincorporation as that holder has in our common stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to AMCO common stock will include the period during which that holder held the corresponding
Atlas-Republic Corporation common stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

         Accounting Treatment

         In accordance with accounting principles generally accepted in the
United States, we expect that the reincorporation will be accounted for as a combination of entities under common control and recorded at historical cost.

         Regulatory Approvals

         We will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of
Colorado, the filing of a Certificate of Merger with the Secretary of the State of Delaware and the filing of this information statement on Schedule 14C with the Securities and Exchange Commission.

         Significant Changes Caused by the Reincorporation

         When the reincorporation is effected, a shareholder's rights will be governed by Delaware law (i.e., the Delaware General Corporation Law) and not
Colorado law (i.e., the Colorado Business Corporation Act). The statutes and court decisions with respect to the rights of stockholders under the Delaware
General Corporation Law in relation to their rights under the Colorado Business
Corporation Act are different in some respects. In addition, both statutes often permit a corporation to provide in its Articles or Certificate of Incorporation or By-Laws for a specific action to be taken and, accordingly, reference must also be made to these corporate documents, rather than only to the respective statutory provisions, if a shareholder is to understand what actions are permissible for a corporation. Copies of our articles of incorporation and our by-laws, before reincorporation, can be examined at our office or copies will be sent to a shareholder upon request. Our articles of incorporation and our bylaws, before reincorporation, were also filed as exhibits to our Registration
Statement on Form 10SB-12G, which was filed with the Securities and Exchange
Commission on March 9, 2001 and may be obtained by visiting the SEC's website at
www.sec.gov. Attached to this information statement as Appendix C and Appendix D are the certificate of incorporation and bylaws, respectively, of AMCO Transport
Holdings, Inc.

         The following is an explanation of the material differences between the rights of our shareholders under Colorado law as is currently the case and under
Delaware law following reincorporation. The following discussion does not purport to constitute a detailed comparison of all of the provisions of the
Delaware General Corporation Law and the Colorado Business Corporation Act, but
does attempt to describe material differences in areas which we believe may be of interest to a shareholder. Shareholders are referred to these laws for a definitive treatment of the subject; however, we will be pleased to respond to any specific question which a shareholder may have.

         (1) Special Meetings of Shareholders. Under the Colorado Business
Corporation Act, a special meeting of shareholders may be called by the Board of
Directors or by such other persons as may be authorized in a corporation's
Articles of Incorporation or By-Laws and a special meeting may be called by holders of ten percent of the votes. Under Delaware law, special meetings of the stockholders may be called only by the Board of Directors unless otherwise provided in the Certificate of Incorporation or By-Laws. AMCO's Certificate of
Incorporation and By-Laws allow stockholders owning a majority of the amount of the entire capital stock of the Company issued and outstanding to call a special meeting.

         (2) Action Without a Meeting. Under Colorado Law, unless the articles or the regulations provide otherwise, any action which may be taken by shareholders or directors at a meeting may be taken without a meeting upon the unanimous written consent of the shareholders or directors, respectively.
Delaware Law provides that any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing and subsequent notice is given.

         (3) Inspection of Shareholders List. Delaware law requires a Delaware corporation to keep, and permits any stockholder of record to inspect, under most circumstances, the stockholders' list of a corporation. Colorado law allows any shareholder or group of shareholders to inspect the shareholders' list of the corporation, upon reasonable written notice to the corporation. Under
Colorado law, the stockholders list is available for any shareholder to inspect at every shareholder meeting.

         (4) Dissenters' Rights. Under both Delaware and Colorado law, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair value of his, her or its shares, in lieu of the consideration the shareholder would otherwise receive in any such transaction, if a vote of the shareholders for the transaction is required. Delaware law does not require such dissenters' rights of appraisal if in a merger or consolidation, the corporation is the surviving corporation, and no vote of the stockholders of the surviving corporation is required to approve the merger. In addition, both Delaware and Colorado law require such dissenters' rights for a reorganization, merger or consolidation, but eliminates dissenters' rights for shares listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or were held of record by more than two thousand
(2,000) shareholders.

         (5) Indemnification of the Officers and Directors. Both Delaware and
Colorado law permit corporations to indemnify present and former directors, officers and employees, within certain guidelines.

         (6) Dissolution. Under both Colorado and Delaware law, shareholders holding a majority of shares entitled to vote thereon may authorize a corporation's dissolution.

         (7) Amendments to By-Laws. Under Colorado law, the Board of Directors
may amend the By-Laws at any time unless the Articles of Incorporation reserve such power exclusively to the shareholders. The current Articles of
Incorporation do not prohibit director approval of By-Law amendments. A Delaware corporation may, in its Certificate of Incorporation, also confer the power to adopt, amend or repeal by-laws upon the directors. Under AMCO's certificate of incorporation, the directors are granted this power.

         (8) Mergers, Acquisitions and Other Transactions. Colorado Law and
Delaware Law generally require approval of mergers and dispositions of substantially all of a corporation's assets by a majority of the voting power of the corporation, unless the Articles of Incorporation permit a different proportion. Under the present Articles, approval of such matters requires the affirmative vote of the holders of a majority of the voting power of the corporation. Under AMCO's certificate of incorporation, shareholder approval in the case of mergers and dispositions of substantially all of a corporation's assets will also require a majority of the voting power of the corporation.
Delaware Law does not require shareholder approval in the case of asset and share acquisitions.

         Our board of directors recommends that you vote FOR the name change and reincorporation into the State of Delaware. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part.
This information statement is being sent to you for informational purposes only.
We Are Not Asking For A Proxy And You Are Requested Not To Send Us A Proxy.

                                 PROPOSAL NO. 4

           APPROVAL OF SHARE EXCHANGE WITH BESTWAY COACH EXPRESS INC.

General

         At the meeting our shareholders will consider and vote upon a proposal to enter into a Share Exchange Agreement to be among AMCO Transport Holdings,
Inc. (i.e., our successor company after reincorporation in Delaware as contemplated by Proposal No. 2 above), Bestway Coach Express Inc. and the shareholders of Bestway in the form of Appendix E to this Information Statement.
Pursuant to the share exchange agreement we will issue 28,000,000 shares of our authorized, but unissued, common stock in exchange for all of the issued and outstanding common stock of Bestway. Upon consummation of the transactions contemplated by the share exchange agreement, Bestway will become our wholly-owned subsidiary. The proposed transaction is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal
Revenue Code of 1986 as amended. A copy of the share exchange agreement is attached as Appendix E to this information statement.

         Upon consummation of the share exchange, our existing shareholders
(including, Bestway, which is the holder of 7,000,000 shares of our common stock), will own, in the aggregate 9,543,750 shares of our common stock
(approximately 25% of the outstanding common stock) and the shareholders of
Bestway will own, in the aggregate, 28,000,000 shares of our common stock
(approximately 75%). At the end of this discussion of Proposal No. 4 is information regarding the business, operations and financial condition of
Bestway, including audited financial statements of Bestway for the fiscal years ended November 30, 2001 and 2000 and for the quarter ended February 28, 2002.

Our Future Operations After Consummation of the Share Exchange

         We have been a blank check company with very limited operations since approximately August 1998. Our business purpose since then has been to enter into a business combination with one or more privately held businesses. We will acquire Bestway through the share exchange. As of immediately after the consummation of the share exchange we will have no business other than the business of Bestway, which will become our wholly-owned subsidiary.

         Bestway was incorporated in New York on August 4, 1997. It is a motorcoach service provider with 23 motorcoaches and 1 van. Bestway currently provide specialized destination route services to casinos in Atlantic City, New
Jersey, which accounts for approximately 55% of our revenues, charter services to tour and travel agencies, which accounts for approximately 33% of our revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues. Bestway maintains a garage depot at 183 7th Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of Brooklyn. Its bus fleet and maintenance department is located at this garage. Bestway's executive offices are located at 2 Mott Street, New York, New
York 10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees.

         After the share exchange we intend to significantly expand Bestway's current operations through acquisitions in order to create a nationwide motorcoach service provider. Bestway currently operates in New York, New Jersey and Connecticut. We hope to expand into other geographic markets that Bestway does not currently serve by acquiring established motorcoach service providers that are leaders in their regional markets. We also plan to acquire additional motorcoach operations in our current geographical market, including acquisitions that either broaden the range of services provided by us in our current market or expand the geographic scope of our operations in this market.

         At the end of this discussion of Proposal No. 4 is more complete information regarding the business, operations and financial condition of
Bestway, including audited financial statements of Bestway for the fiscal years ended November 30, 2001 and 2000 and for the quarter ended February 28, 2002.

Regulatory Approvals

         Consummation of the share exchange agreement does not require any regulatory approvals other than the federal filings required under applicable
U.S. securities laws in connection with this information statement and the filing of a Form D and related state securities law filings in connection with the issuance of our common stock to the stockholders of Bestway.

Restrictions on Resale of Stock Issued to Bestway Shareholders

         We will issue 28,000,000 shares of our common stock to the shareholders of Bestway upon consummation of the share exchange. The shares will be issued to the Bestway shareholders in reliance on an exemption from the registration requirements of the Securities Act of 1933 for an offer and sale of securities that does not involve a public offering and the related safe harbor provided by
Rule 506 of Regulation D of the Securities Act and, in some instances, in reliance on Regulation S promulgated under the Securities Act. None of the shares issued to Bestway shareholders will be registered under the Securities
Act or with any securities regulatory authority of any state of the United
States or other jurisdiction and, therefore, the shares being issued to the
Bestway shareholders cannot be resold in the absence of a registration, except pursuant to an exemption from such registration requirements.

         All of the stockholders of Bestway have executed and delivered to AMCO an Investment Representation Letter. The representations made in the Investment
Representation Letter vary depending upon whether the issuance of the AMCO shares to a particular Bestway stockholder in connection with the share exchange is being made in reliance upon Regulation S or Regulation D, each promulgated under the Securities Act. After reviewing the Investment Representation Letters provided by the Bestway stockholders management concluded that the issuance of the AMCO shares is exempt from the registration provisions of the Securities Act for the reasons stated below.

         The issuance of shares of AMCO Common Stock to 30 of the Bestway stockholders is being made in reliance on Regulation S. Those Bestway stockholders executed and delivered to AMCO an Investment Representation Letter providing that (a) the stockholder is neither a U.S. person nor acquiring the
AMCO shares for the account or benefit of any U.S. person, (b) the stockholder agrees not to offer or sell the shares (including any pre-arrangement for a purchase by a U.S. person or other person in the U.S.) directly or indirectly, in the United States or to any natural person who is a resident of the United
States or to any other U.S. person as defined in Regulation S unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available, (c) the stockholder agreed to exchange his, her or its Bestway shares for AMCO shares from the subscriber's residence or offices at an address outside of the U.S. and (d) the stockholder or its advisor has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of, and protecting his interests in connection with an investment in AMCO.

         The issuance of shares of AMCO Common Stock to 38 of the Bestway stockholders is being made in reliance on Rule 506 of Regulation D of the
Securities Act. These stockholders signed and delivered to AMCO an Investment
Representation Letter providing that (a) the stockholder is acquiring the AMCO shares for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities
Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in AMCO, (d) the stockholder had access to all documents, records, and books of AMCO pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which AMCO possessed or was able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in his investment in AMCO and could afford the complete loss of such investment. Management made the determination that 5 of these stockholders are Accredited Investors (as defined in Regulation
D) based upon Management's inquiry into their sophistication and net worth. The remaining 33 stockholders were not Accredited Investors.

Impact of Share Issuance On Existing Stockholders

         Upon consummation of the share exchange with Bestway, we will issue
28,000,000 shares of our Common Stock to the stockholders of Bestway. Our stockholders who now own 100% of our equity will only own approximately 25% of our equity immediately after the share exchange. This issuance of shares, therefore, will significantly dilute the voting power and percentage equity interests of our existing stockholders. Our existing stockholders will no longer control us. The stockholders of Bestway will control us immediately after the share exchange.

Federal Income Tax Consequences

         The share exchange will not have any federal income tax consequences to our shareholders.

Accounting Treatment

         The share exchange is a reverse acquisition that will be accounted for as a recapitalization of Bestway. The historical financial statements of Bestway for periods prior to the share exchange will become those of Atlas and net earnings/loss per share for the periods prior to the share exchange will be restated based on the exchange ratio of shares issued in connection with the share exchange. Bestway intends to adopt a calendar year so that its reporting will be consistent with that of Atlas.

Summary of the Share Exchange Agreement

         The following is a brief summary of certain provisions of the share exchange agreement. This description is qualified in its entirety by reference to the complete text of the share exchange agreement, a copy of which is attached to this information statement as Appendix E. All stockholders are urged to carefully read the share exchange agreement in its entirety.

         Share Exchange

         Pursuant to the terms of the share exchange agreement, we will issue
28,000,000 shares of our common stock, in the aggregate, to the shareholders of
Bestway in exchange for all of the issued and outstanding common stock of
Bestway. The proposed transaction is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986
as amended. Upon consummation of the share exchange, the shareholders of Bestway will own, in the aggregate, 75% of our outstanding common stock.

         The Closing

         The closing of the transactions contemplated by the share exchange agreement is scheduled to take place as soon as practicable after the meeting and our reincorporation in the State of Delaware.

         Representations, Warranties and Covenants

         We make various representations and warranties in the share exchange agreement, including, among others, representations and warranties related to corporate organization and similar corporate matters; the validity of the shares of our common stock being issued to Bestway's stockholders, our financial statements and books and records, the absence of material adverse changes since
December 31, 2001, compliance with laws, authorization and enforceability;
non-contravention of transactions contemplated by the share exchange; absence of undisclosed liabilities; litigation; and the accuracy of information relating to us contained in information delivered to Bestway and contained in reports filed by us with the Securities and Exchange Commission. The Agreement contains similar representations by Bestway to us. The representations and warranties of the parties will survive the closing for a period of 12 months.

         Each of the parties to the share exchange agreement also makes covenants to the other relating to the period between the signing of the share exchange agreement and the closing of the transactions contemplated by it regarding the continued conduct of its business in the ordinary course, the preservation of its business, notification regarding any litigation, and the continued effectiveness of the representations and warranties made by the parties. The parties also agreed that each party would pay its own costs and expenses, that each party would keep information disclosed to it confidential for a period of 1 year after the closing with some exceptions, and that each party will take such further action as may be necessary or desirable to carry out the provisions of the share exchange agreement and the transactions contemplated by it.

         Conditions to the Closing

         The closing of the transactions contemplated by the share exchange agreement are conditioned upon the representations of the parties being true and correct in all material respects at the closing, all regulatory and other approvals being obtained, no litigation existing as of the closing that would modify or prevent the transactions contemplated by the share exchange agreement from occurring, and the delivery of stock certificates and other documents.

         Indemnification

         In the share exchange agreement each party agrees to indemnify the other and hold the other harmless from and against any and all losses, liabilities, damages, costs and expenses arising out of any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by that party in the share exchange agreement.

Description of Securities

         Our Bylaws provide that our directors are elected for one-year terms, until the next annual meeting of stockholders or until their successors are duly elected and qualified.

         Our Common Stock is the only class of voting securities outstanding.
The holders of Common Stock are entitled to one vote for each share held. Our
Certificate of Incorporation provides that the affirmative vote of a majority of the votes cast at a shareholders' meeting is sufficient to effect any corporate action upon which shareholders may or must vote. Our Common Stock does not carry cumulative voting rights; thus holders of more than 50% of the Common Stock will have the power to elect all directors if they wish and, as a practical matter, to control us. Holders of Common Stock are not entitled to preemptive rights, and the Common Stock is not subject to redemption.

         The affirmative vote of a simple majority of the outstanding Common
Stock is necessary to remove a director. A special meeting of stockholders may be called by the Chairman of the Board, the President, a majority of the Board of Directors, or stockholders owning in the aggregate 10% or more of the Common
Stock. Holders of Common Stock are entitled to receive, pro rata, dividends if, when and as declared by the Board of Directors out of funds legally available therefor.

         Upon liquidation, dissolution or winding up of Atlas-Republic
Corporation, holders of Common Stock are entitled to share ratably in our assets that are legally available for distribution to stockholders after payment of liquidation preferences and outstanding redemption rights, if any, on our outstanding preferred stock, and are not subject to further calls or assessments.

         Our board of directors recommends that you vote FOR the approval of the share exchange with Bestway. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. We
Are Not Asking For A Proxy And You Are Requested Not To Send Us A Proxy.

                  INFORMATION ABOUT BESTWAY COACH EXPRESS INC.

General

         Bestway was incorporated in New York on August 4, 1997. Bestway is a motorcoach service provider with 23 motorcoaches and 1 van. It currently provide specialized destination route services to casinos in Atlantic City, New Jersey, which accounts for approximately 55% of our revenues, charter services to tour and travel agencies, which accounts for approximately 33% of our revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of our revenues. Bestway maintains a garage depot at 183 7th
Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of
Brooklyn. Its bus fleet and maintenance department is located at this garage.
Bestway's executive offices are located at 2 Mott Street, New York, New York
10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees.

         After consummating the share exchange, management intends to significantly expand Bestway's current operations through acquisitions in order to create a nationwide motorcoach service provider. Bestway currently operates in New York, New Jersey and Connecticut. Management intends to expand into other geographic markets that Bestway does not currently serve by acquiring established motorcoach service providers that are leaders in their regional markets. Bestway also plans to acquire additional motorcoach operations in its current geographical market, including acquisitions that either broaden the range of services provided by Bestway in its current market or expand the geographic scope of Bestway's operations in this market.

Risk Factors

         You should carefully consider the risks described below. The risks and uncertainties described below are not the only ones facing Bestway. If any of the following risks actually occur, Bestway's business could be harmed. You should also refer to the other information about Bestway contained in this information statement, including Bestway's financial statements and related notes.

         Need for Future Capital. Before Bestway can begin to carry out its business and strategic plans, it will need to raise substantial amounts of additional capital. Management believes that existing funds plus operating revenues will be sufficient to satisfy working capital requirements, assuming
Bestway does not commence our acquisition strategy until raising additional capital, for at least the next twelve months. Bestway may seek to satisfy its future funding requirements through offerings of securities, with collaborative or other strategic alliances or arrangements with corporate partners or from other sources. Additional financing may not be available when needed or on terms acceptable to Bestway. Unavailability of financing may require Bestway to delay, scale back or eliminate certain of its acquisition plans.

         Limited Operating History. Bestway was incorporated in August of 1997 and has been in the bus service industry since inception. Bestway has derived limited operating income from operations to date and expects to continue to have limited operating income (before interest charges) in the future unless it is able to successfully implement its acquisition strategy. While Bestway is in the process of implementing its acquisition strategy it will likely have expenses in excess of its revenues and therefore management expects to incur losses in the near term.

         Risks Related to the Company's Acquisition Strategy. Management intends to grow primarily through the acquisition of motorcoach and other passenger ground transportation businesses. There is substantial competition for acquisition candidates in this industry. This competition may result in fewer acquisition opportunities available to us as well as higher acquisition prices.
There can be no assurance that we will be able to continue to identify, acquire or profitably manage additional businesses or successfully integrate acquired businesses, if any, into our own without substantial costs, delays or other operational or financial problems. Further, acquisitions involve a number of special risks, including possible adverse effects on our operating results, diversion of management's attention, failure to retain key acquired personnel, risks associated with unanticipated events or liabilities and amortization of acquired intangible assets, some or all of which could have a material adverse effect on our business, financial condition and results of operations. In addition, there can be no assurance that businesses acquired in the future will achieve anticipated revenues and earnings.

         Capital Availability; Risks Related to Acquisition Financing. We expect to finance future acquisitions primarily through the issuance of our securities and loans from financial institutions. There can be no assurance that we will be able to obtain all of the financing we will need in the future on terms we deem acceptable. In addition, if our common stock does not maintain a sufficient market value, or potential acquisition candidates are otherwise unwilling to accept common stock as part of the consideration for the sale of their businesses, our ability to issue common stock as acquisition consideration may be limited.

         Substantial Seasonality of the Motorcoach Business. The motorcoach business is subject to seasonal variations in operations. During the winter months, operating costs are higher due to the cold weather and demand for motorcoach services is lower, particularly because of a decline in tourism. As a result, our revenues and results of operations are lower in the first and fourth quarters than in the second and third quarters of each year.

         Fuel Prices and Taxes. Fuel is one of Bestway's significant operating expenses. Fuel prices are subject to sudden increases as a result of variations in supply levels and demand. While we intend to attempt to hedge against these fluctuations, any sustained increase in fuel prices could adversely affect
Bestway's results of operations. From time to time, there are efforts at the
Federal or state level to increase fuel or highway use taxes, which, if enacted, also could adversely affect Bestway's results of operations.

         Insurance Costs; Claims. The cost of maintaining personal injury, property damage and workers' compensation insurance is significant. Bestway could experience higher insurance premiums as a result of adverse claims experience or general increases in premiums by insurance carriers for reasons unrelated to its claims experience. As an operator of motorcoaches and other vehicles, Bestway is exposed to claims for personal injury or death and property damage as a result of accidents. Bestway is self-insured for the deductible amounts under its insurance policies. If Bestway were to experience a significant increase in the number of claims for which it is self-insured or claims in excess of its insurance limits, Bestway's results of operations and financial condition would be adversely affected.

         Capital Requirements. Management believes that future operations will require significant capital in order to maintain a modern fleet of motorcoaches and to achieve internal growth. Bestway has historically financed the acquisition of new motorcoaches with debt financing under capitalized leases. A new motorcoach costs more than $300,000, and there can be no assurance that adequate financing will be available in the future on terms favorable to us to enable us to efficiently maintain operations and implement any expansion of service through a larger fleet. In addition, as motorcoaches age, they require increasing amounts of maintenance and, therefore, are more expensive to operate.
Our inability to obtain, or a material delay in obtaining, the financing necessary to acquire replacement motorcoaches as needed would have an adverse effect on the our results of operations due to higher operating costs associated with operating an aging fleet.

         Substantial Competition. The motorcoach and ground transportation industry is highly competitive, fragmented and subject to rapid change, particularly with regard to recreational and excursion services and commuter and transit services. There are other companies that provide these services, many of which are larger than us and who have substantially more resources. Many of the larger competitors operate in several of our existing or target markets, and others may choose to enter those markets in the future. As a result of these factors, we may lose customers or have difficulty in acquiring new customers. In addition, most commuter and transit contracts are awarded in a competitive bid process, and there can be no assurance that we will be awarded any contracts in this process.

         Labor Relations. Currently, none of Bestway's motorcoach drivers or maintenance personnel are members of labor unions. However, as Bestway and AMCO grow and acquire other motorcoach companies, it is likely that many of the employees will join labor unions. Our inability to negotiate acceptable contracts with these union employees could result in strikes by the affected workers and increased operating costs as a result of higher wages or benefits paid to union members. If a significant number of non-unionized employees were to seek to become unionized, we could experience a significant disruption of operations and higher ongoing labor costs, which could have a material adverse effect on our business and results of operations.

         Significant Regulation. As a result of the enactment of the ICC
Termination Act of 1995, interstate motorcoach operations previously regulated by the Interstate Commerce Commission became subject, as of January 1, 1996, to regulatory requirements administered by the Federal Highway Administration and the Surface Transportation Board, both units of the United States Department of
Transportation. Motorcoach operators subject to FHWA are required to be registered with the FHWA and to maintain minimum amounts of insurance. The STB must exempt or approve any consolidation or merger of two or more regulated interstate motorcoach operators or the acquisition of one such operator by another and has the authority to consider the antitrust implications of any proposed acquisition. All future acquisitions of other regulated interstate motorcoach operators must be individually approved by the STB. There can be no assurance that we will be able to obtain such approvals or that the STB will not materially delay any proposed acquisition. Motorcoach operators are also subject to extensive safety requirements and requirements imposed by environmental laws, workplace safety and anti-discrimination laws, including the Americans with
Disabilities Act. Safety, environmental and vehicle accessibility requirements for motorcoach operators have increased in recent years, and this trend could continue. The FHWA and state regulatory agencies have broad power to suspend, amend or revoke our operating authorizations for failure to comply with statutory requirements, including safety and insurance requirements. Many states require motorcoach operators to obtain authority to operate over certain specified intrastate routes, and, in some instances, such authority cannot be obtained if another operator already has obtained authority to operate on that route. As a result, there may be regulatory constraints on the expansion of the our operations in these states.

         Potential Exposure to Environmental Liabilities. Bestway's operations are subject to various environmental laws and regulations, including those dealing with air emissions, water discharges and the storage, handling and disposal of petroleum and hazardous substances. The motorcoach and ground transportation services industry may in the future become subject to stricter regulations. Although management intends to conduct appropriate environmental due diligence in connection with future acquisitions, there can be no assurance that we will be able to identify or be indemnified for all potential environmental liabilities relating to any acquired business.

         Reliance on Key Personnel. Our continued success depends on the efforts of our executive officers and the senior management of operating subsidiaries that we acquire in the future. If any of these persons becomes unable to continue in his or her present role, or if the we are unable to attract and retain other qualified employees, our business or prospects could be adversely affected. There can be no assurance that any individual will continue in his or her present capacity with us for any particular period of time.

         Potential Effect of Shares Eligible for Future Sale. The market price of the Common Stock may be adversely affected by the sale, or availability for sale, of substantial amounts of our common stock in the public market. As we acquire additional operating companies using our common stock as currency and as we raise additional funds through the issuance of our stock, more and more shares will be available for sale in the public market. The availability of these shares for sale could depress the market value of the Common Stock.

         Risks Relating to the Purchase of Penny Stock. Our common stock is classified as a penny stock. The Securities and Exchange Commission has adopted
Rule 15g-9 which establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a market price of less than
$5.00 per share or with an exercise price of less than $5.00 per share whose securities are admitted to quotation but do not trade on the Nasdaq SmallCap
Market or on a national securities exchange. For any transaction involving a penny stock, unless exempt, the rules require delivery of a document to investors stating the risks, special suitability inquiry, regular reporting and other requirements. Prices for penny stocks are often not available and investors are often unable to sell this stock. Thus an investor may lose his investment in a penny stock and consequently should be cautious of any purchase of penny stocks.

Dividend Policy

         Bestway has never declared or paid any cash dividends on its common stock. Management intends to retain all available funds for use in our business and therefore does not expect to pay any cash dividends on our capital stock in the foreseeable future. Any future determination relating to dividend policy will be made at the discretion of our Board of Directors and will depend on a number of factors, including our future earnings, capital requirements, financial condition and future prospects and such other factors as the Board of
Directors may deem relevant.

Capitalization

         The following table sets forth Bestway's capitalization at October 2,
2002.

                                                                  Outstanding

Common Stock, $0.001 par value per share; 20,000,000               14,000,000
shares authorized

Common Stock outstanding on a fully-diluted basis                  14,000,000

               Upon  consummation  of  the  share  exchange,  Bestway's  current stockholders  will exchange all  14,000,000  shares of Bestway  common stock for  28,000,000  shares of AMCO common  stock and  Bestway  will become a wholly-owned subsidiary of AMCO.

Selected Financial Data

         The following selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of
Operations" and the financial statements, including the related notes.

                    Selected Financial and Operating Data of
                           Bestway Coach Express Inc.

                                  Balance Sheet

                                              November 30, 2001   May 31, 2002
  Assets
  Current Assets                                    $ 779,538         661,923

  Property and Equipment                            6,663,093       6,370,369

  Total Assets                                    $ 7,442,631       7,282,292
                                                  ===========       =========
  Liabilities And Stockholders' Deficiency

  Liabilities
  Current Liabilities                             $1,848,921        1,966,671

  Long Term Liabilities                            5,373,092        5,103,150
                                                   ---------        ---------

  Total Liabilities                                7,222,013        7,069,821

  Stockholders' Equity                               220,618          212,471
  --------------------                           -----------        ---------

  Total Liabilities And Stockholders' Equity     $ 7,442,631        7,282,292
                                                 ===========        =========

          Statements of Operations and Retained Earnings
          for the years ended November 30, 2001 and 2000

                                        Year Ended            Year Ended
                                        November 30, 2001     November 30, 2000

Statement of Operations Data

Revenues                                 $     3,176,596       $     3,568,493

Operating Expenses                             2,571,418             3,017,418
                                         ---------------       ---------------

Gross profit                                     605,178               551,075

Expenses:

General and administrative                       139,514               160,659

Interest                                         418,036               396,498
                                         ---------------       ---------------

Total expenses                                   557,550               557,157
                                         ---------------       ---------------
Income (Loss) before income
taxes                                             47,628                (6,082)

Deferred tax provision                             6,512                67,000
                                         ---------------       ---------------

Net income (loss)                                 41,116               (73,082)

Retained Earnings - Beginning of Year            146,002               219,084
                                         ---------------        --------------

Retained Earnings - End of Year          $       187,118        $      146,002
                                         ===============        ==============

                 Statements of Operations and Retained Earnings
                 for the Six Months Ended May 31, 2002 and 2001

                                          Six Months Ended      Six Months Ended
                                            May 31, 2002          May 31, 2001
                                            ------------          ------------

Statement of Operations Data

Revenues                                  $    1,089,994        $    1,705,426

Operating Expenses                             1,109,588             1,254,785
                                          --------------        --------------

Gross profit                                     (19,594)              450,641

Expenses:

General and administrative                       196,692               113,849

Interest                                         276,861               230,936
                                                --------              --------

Total expenses                                   473,553               344,785
                                               ---------              --------
Income (Loss) before income
taxes                                           (493,147)              105,856

Deferred tax provision                              -                     -
                                               ---------             ---------

Net income (loss)                               (493,147)              105,856

Retained Earnings - Beginning of Period          187,118               146,002
                                                 -------               -------

Retained Earnings - End of Period         $     (306,029)       $      251,858
                                      ===================   ====================

                 Statements of Operations and Retained Earnings
             for the three months ended May 31, 2002 and May 31,2001

                                            Quarter Ended         Quarter Ended
                                            May 31, 2002          May 31, 2001
                                            ------------          ------------

Statement of Operations Data

Revenues                                   $   746,703            $  981,689

Operating Expenses                             587,058               650,944
                                           -----------            ----------

Gross profit (loss)                            159,645               330,745

Expenses:

General and administrative                     80,452                52,763
Other Expenses:

Interest                                       144,308               111,779
                                           -----------            ----------

Total expenses                                 224,760               164,542
                                           -----------            ----------
Income (Loss) before income
taxes                                          (65,115)              166,203

Deferred tax provision                           -----                 ----
                                           -----------            ----------

Net loss                                   $   (65,115)        $     166,203
                                          =============         ============

Management's Discussion and Analysis of Financial Condition
and Results of Operations

         Statements included in this Management's Discussion and Analysis of
Financial Condition and Results of Operations which are not historical in nature, including, without limitation, statements regarding (i) our future acquisition plans, (ii) our ability to become a public company and a company whose securities are publicly-traded, and (iii) our ability to grow the company and attract and retain experienced management personnel, are forward-looking statements. Forward-looking statements regarding these matters and our future business prospects, plans, objectives, expectations and intentions are subject to certain risks, uncertainties and other factors that could cause actual results to differ materially from those projected or suggested in the forward looking statements, including our inability to raise additional capital, our failure to effect our acquisition strategy and the matters discussed in the Risk
Factor section of this memorandum. The following discussion of Bestway's financial condition and operations should also be read in conjunction with the financial statement and related notes thereto included elsewhere in this information statement.

         Overview

         Bestway was incorporated in New York on August 4, 1997. Its primary activity is to provide bus services on both a contracted and per seat basis.
Currently, most of Bestway's revenues are derived through the provision of specialized destination route service, which is comprised of daily scheduled service to and from casinos in Atlantic City and specified locations in
Manhattan, Queens and Brooklyn. Tickets are sold through agents and at specified locations. Customers are taken on an "open-door" basis or by reservation.
Bestway also provides charter services at a fixed daily rate, based on mileage and hours of operation. Bestway has arrangements with tour agencies to provide various levels of service and equipment for agent-sponsored and organized tours.
Under these arrangements, Bestway provides the motorcoach and driver at a fixed daily rate.

         Bestway also provides sightseeing services on a scheduled basis at an advertised or published price. Typically, customers will make reservations for the tours or can simply board on an "open-door" basis at scheduled locations.
Payment is made by the customer, or through the travel agent or the hotel.
Bestway generates revenues from sightseeing tours, charter services, tour &
traveling services, airport services and casino line-runs.

         The following table sets forth, for the periods presented, data regarding the total revenue and source of revenue earned by Bestway.

                                                               SIX MONTHS ENDED

                          May 31, 2002                                   May 31, 2001
                          ------------                                   ------------

                          Amount                 Percentage              Amount                 Percentage

Casinos                   $599,814               55%                     $1,174,164             68.85%

Tours                     188,266                17.27%                  190,177                11.15%

Airport Services          29,281                 2.68%                   17,054                 1%

Sightseeing               32,132                 3%                      17,054                 1%

Charter                   186,001                17%                     263,051                15.40%

Other                     54,500                 5.05%                   43,926                 2.6%

Total                     $1,089,994             100%                    $1,705,426             100%

                                                                 QUARTER ENDED

                          May 31, 2002                                   May 31, 2001
                          ------------                                   ------------

                          Amount                 Percentage              Amount                 Percentage

Casinos                   $410,686               55%                     $667,548               68%

Tours                     119,473                16%                     117,803                12%

Airport Services          22,401                 3%                      9,817                  1%

Sightseeing               14,934                 2%                      9,817                  1%

Charter                   134,406                18%                     147,253                15%

Other                     44,803                 6%                      29,451                 3%

Total                     $746,703               100%                    $981,689               100%

         Results of Operations

         The following tables set forth certain selected financial data as a percentage of Bestway's revenues for all periods indicated.

                                                                  YEARS ENDED

                                          November  30, 2001                 November 30, 2000
                                          ------------------                 -----------------

                                          Amount          Percentage         Amount               Percentage

Revenues                                 $3,176,000      100.00%            $3,568,000           100.00%
Operating Expenses                        2,571,000       80.95%             3,017,000            84.56%

         Gross Profit                     605,000         19.05%             551,000              15.44%
General and Administrative Expenses       140,000         4.41%              161,000              4.51%

         Operating Income                 465,000         14.64%             390,000              10.93%
Interest Expense                          418,000         13.16%             396,000              11.10%

         Income (loss) before income      47,000          1.48%              (6,000)              (.17%)
taxes
Provision for income taxes                6,000           .19%               67,000               1.88%

Net income (loss)                         $41,000         1.29%              (73,000)             2.05%

                                                            SIX MONTHS ENDED

                                              May 31, 2002                           May 31, 2001
                                              ------------                           ------------

                                            Amount         Percentage               Amount           Percentage

Revenues                                $1,089,994               100%           $1,705,426                 100%
Operating Expenses                       1,109,588               102%            1,254,785                  74%

         Gross Profit                     (19,594)              (2%)%              450,641                  26%
General and Administrative Expenses        196,692                18%              113,849                   6%

         Operating Income (loss)         (216,286)              (20)%              336,792                  20%
Interest Expense                           276,861                25%              230,936                  14%
         Income (loss) before income      (493,147)             (45)%              105,856                   6%
taxes
Provision for income taxes                       -                  -                    -                    -
Net income (loss)                        $(493,147)             (45)%              105,856                   6%

                                                            QUARTER ENDED

                                              May 31, 2002                           May 31, 2001
                                              ------------                           ------------

                                            Amount         Percentage               Amount           Percentage

Revenues                                  $746,703               100%            $ 981,689                 100%
Operating Expenses                         587,058                79%              650,944                  66%

         Gross Profit (loss)               159,645                21%              330,745                  34%
General and Administrative Expenses         80,452                11%               52,763                   5%

         Operating Income (loss)            79,193                10%              277,982                  29%
Interest Expense                           144,308                19%              111,779                  12%
         Income (loss) before income       (65,115)              (9)%              166,203                  17%
taxes
Provision for income taxes                      --                 --                   --                   --

Net income (loss)                         $(65,115)              (9)%             $166,203                  17%

                                                            QUARTER ENDED

                                            February 28, 2002                     February 28, 2001
                                            -----------------                     -----------------

                                            Amount         Percentage               Amount           Percentage

Revenues                                  $343,967               100%            $ 723,737                 100%
Operating Expenses                         522,530               152%              594,861                  82%

         Gross Profit (loss)             (178,563)               -52%              128,876                  18%
General and Administrative Expenses        116,240                34%               70,066                  10%

         Operating Income (loss)         (294,803)               -86%               58,810                   8%
Interest Expense                           134,561                39%              119,157                  16%

         Loss before income taxes        (429,364)              -125%             (60,347)                  -8%
Provision for income taxes                     0                   0%                    0                   0%

Net Loss                                $(429,364)              -125%            $(60,347)                  -8%

         Operating Results For 2001 Compared To 2000

         Total revenues decreased $392,000, or 11%, to $3,176,000 in 2001. The decrease in revenues was primarily due to: (i) the expiration and nonrenewal of our contract with Foxwoods Casino, which contract expired on October 2,2001 and
(ii) the decline in both short haul (450 miles or less) and long haul markets that occurred after the events of September 11 which resulted in substantially reduced travel in the Northeastern United States and significant cancellations of inbound tours.

         Operating expenses decreased $446,000 or 15% to $2,571,000 for 2001.
The decrease in operating expenses was primarily due to a decrease in work volume occurring after the events of September 11. Payroll expenses for drivers was reduced due to lower driver utilization. During this period, there was also a decline in fuel and oil costs as a result of lower fuel prices. Operating expenses were also reduced due to lower maintenance expenses resulting from the acquisition of new motorcoaches and savings resulting from a decrease in purchased parts.

         Operating expenses as a percentage of revenues decreased from 84.56% in
2000 to 80.95% in 2001. This improvement was primarily due to work volume and downsizing of the management. General and administrative expenses as a percentage of revenue remained approximately the same as 2001.

         General and administrative expenses in 2001 decreased $21,000 or 13%, from $161,000 in 2000 to $140,000 in 2001. The decrease in general and administrative expenses was largely due to the to work volume decrease and downsizing of the management group. General and administrative expenses as a percentage of revenue remained approximately the same as 2001.

         Interest expense increased $22,000 in 2001 due to increased borrowing in connection with motorcoach purchases.

         Net income increased $114,000 in 2001 due primarily to the combination of the above mentioned factors.

         Operating Results For First Quarter 2002 Compared To First Quarter 2001
         -----------------------------------------------------------------------

         Total revenues decreased $379,770, or 52%, to $343,967 in 2002. The decrease in revenues was primarily due to: the decline in both short haul (450 miles or less) and long haul markets that occurred after the events of September
11 which resulted in substantially reduced travel in the Northeastern United
States and significant cancellations of inbound tours.

         Operating expenses decreased $72,331 or 12% to $522,530 for 2002. The decrease in operating expenses was primarily due to a decrease in work volume occurring after the events of September 11. Payroll expenses for drivers was reduced due to lower driver utilization. Operating expenses were also reduced due to lower maintenance expenses resulting from the acquisition of new motorcoaches and savings resulting from a decrease in purchased parts. Operating expenses as a percentage of revenues increased from 82.19% in 2001 to 151.90% in
2002.

         General and administrative expenses in 2002 increased $46,174 from
$70,666 in 2001 to $116,240 in 2002. The increase in general and administrative expenses was largely due to the purchase of parts and supplies in bulk.

         Interest expense increased $15,404 in 2002 due to increased borrowing in connection with motorcoach purchases.

         Net loss increased $369,017 in 2002 due primarily to the combination of the above mentioned factors.

         Operating Expenses

         Operating expenses consist of all costs incurred related to the maintenance of motorcoaches and the terminal maintenance facility in Brooklyn,
New York. The costs include payroll, fuel, repair and maintenance costs, insurance, depreciation expenses and other related costs.

         General and Administrative Expenses

         General and administrative expenses consists primarily of office expenses related to the administrative office in Manhattan, N.Y.

         Interest Expenses

         Interest expenses consist primarily of interest paid on capitalized lease obligations to various finance companies relating to the purchase of motorcoaches.

       Operating Results For Second Quarter 2002 Compared To Second Quarter 2001
       -------------------------------------------------------------------------

         Total revenues decreased $234,986, or 23.93%, to $746,703 in 2002. The decrease in revenues was primarily due to the underutilization of Bestway's motorcoach fleet. During the period from November 30, 2001 through May 10, 2002,
Bestway stopped using 9 of its 23 coaches due to decreased demand.

         Operating expenses decreased $ 63,886 or 9.81% to $587,058 for 2002.
The decrease in operating expenses was primarily due to the cessation of insurance payments and other expenses relating to the 9 coaches that Bestway removed from operation during the period from November 30, 2001 through May 10,
2002. Operating expenses were also reduced due to lower maintenance expenses resulting from the acquisition of new motorcoaches and savings resulting from a decrease in purchased parts. Operating expenses as a percentage of revenues increased from 66.31 in 2001 to 78.62 in 2002.

         General and administrative expenses in 2002 increased $27,689 from
$52,763 in 2001 to $80,452 in 2002. The increase in general and administrative expenses was largely due to insurance down payments and registration fees relating to the renewed utilization of 9 coaches on May 10, 2002 that had been out of services during the period from November 30, 2001 through May 10, 2002.

         Interest expense increased $32,529 in 2002 due to increased borrowing in connection with motorcoach purchases.

         Net loss increased $599,003 in 2002 due primarily to the net effect of the 9.81% decrease in operating expenses and the 23.93% decrease in revenues.

         Operating Expenses

         Operating expenses consist of all costs incurred related to the maintenance of motorcoaches and the terminal maintenance facility in Brooklyn,
New York. The costs include payroll, fuel, repair and maintenance costs, insurance, depreciation expenses and other related costs.

         General and Administrative Expenses

         General and administrative expenses consists primarily of office expenses related to the administrative office in Manhattan, N.Y.

         Interest Expenses

         Interest expenses consist primarily of interest paid on capitalized lease obligations to various finance companies relating to the purchase of motorcoaches.

         Liquidity and Capital Resources

         General

         On April 22, 2002, Bestway consummated the private placement of
5,000,000 shares of its common stock at a purchase price per share of $0.10, which resulted in gross proceeds to Bestway of $500,000. 1,620,000 shares were sold to approximately 34 investors in the United States relying on Regulation D of the Securities Act. The sale of these shares under Regulation D resulted in gross proceeds to Bestway of $162,000. The remaining 3,380,000 shares were sold to approximately 30 non-U.S. investors outside of the United States relying on
Regulation S of the Securities Act. The sale of these shares under Regulation S resulted in gross proceeds to Bestway of $338,000. Of these proceeds, $250,000 was used by Bestway to acquire its controlling interest (7,000,000 shares of
Atlas-Republic Corporation Common Stock) in Atlas-Republic Corporation from
Steven Siedow and $101,500 was used to make a loan to Atlas-Republic Corporation so that Atlas could pay off its accrued liabilities. The remaining $150,000 is being used by Bestway to cover general working capital expenses. These funds are not sufficient for Bestway (or AMCO assuming the consummation of the share exchange) to commence its acquisition strategy and since the majority of these funds have been spent on the acquisition of a controlling interest in
Atlas-Republic Corporation, the private placement has had only a marginal beneficial impact on our financial condition.

         Before we can begin to carry out our business and strategic plans, we will need to raise substantial amounts of additional capital. Management believes that existing funds plus operating revenues will be sufficient to satisfy working capital requirements, assuming we do not commence our acquisition strategy until raising additional capital, for at least the next twelve months. We may seek to satisfy our future funding requirements through offerings of securities, through loans from banks or other financial institutions, through loans from our stockholders or from other sources, if any, that the Board may in the future authorize. Additional financing may not be available when needed or on terms acceptable to us. Unavailability of financing may require us to delay, scale back or eliminate certain of our acquisition plans.

         Over the next six months, management intends to aggressively seek to raise $5,000,000 to $10,000,000 through (a) the private sale of its securities in transactions that are exempt from the registration requirements of the
Securities Act and (b) loans from banks and other financial institutions.
Management has not yet commenced negotiations with investors, banks or financial institutions regarding its capital needs. No assurance can be given that we will be able to raise any significant amount of capital through the issuance of our securities, through loans with banks or other financial institutions or through any other means. Our failure to raise these funds would have a material adverse effect on our financial condition, operations and acquisition plans.

         We did not have any internal sources of liquidity as of May 31, 2002.
As of such date our current liabilities exceeded our current assets by
$1,412,974 and cash overdraft exceeded cash and cash equivalents by $88,179. Our external sources of liquidity as of May 31, 2002 consisted of revolving credit card facilities having an aggregate unused balance of $37,945.62.

         Trends, Events or Uncertainties

         General

         The current decline in tourism caused in large part to the events of
September 11, 2001 have resulted in a decline in our bus usage and a decline in our revenues for the period subsequent to September 11, 2001. Increases in fuel costs over the last year have increased our expenses resulting in a decline of net revenues. Both the decline in tourism and the increase in fuel costs, if sustained, could have a material impact on our short term liquidity and, if sustained for a long period of time, could have a material impact on our long-term liquidity.

         Casino Contracts

         On August 2, 2002, Bestway was orally notified by the independent agent for Bally's Resort and Casino that Bally's has temporarily suspended Bestway's current arrangement with the casino. According to the subsequent written notice received from Bally's independent agent on August 23, 2002, the 56 weekly line runs to the casino will be suspended during the period from August 3, 2002 through September 30, 2002. During the six months and three months ended May 31,
2002, revenue from this customer totaled $810,796 (74%) and $436,902 (59%), respectively.

         On June 17, 2002, Bestway was retained by Mohegan Sun Casino and Resort through its independent agent to provide 42 line runs per week to the casino from Chinatown, New York. This arrangement will provide approximately $1,204,500 in revenue on an annual basis to Bestway.

         Cash Flow Analysis

         The following table summarizes the statements of cash
flows from the financial statements:

------------------------------------------------------- ------------------------------ --------------------------------
                                                          Six Months Ended May 31,     Year Ended November 30,
------------------------------------------------------- ------------------------------ --------------------------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
                                                            2002            2001            2001             2000
                                                            ----            ----            ----             ----
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Net Cash Provided By (Used In) Operating Activities       $   29,865        $ 438,258        $ 757,260        $618,936
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Net Cash Used In Investing Activities                       (250,000)            (817)         (28,429)        (75,689)
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Net Cash Provided By (Used In) Financing Activities          220,206         (407,247)        (698,910)       (540,925)
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Net Increase in Cash and Cash Equivalents                         71           30,194           29,921           2,322
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Cash and Cash Equivalents - Beginning of Period                32,243           2,322            2,322               0
------------------------------------------------------- -------------- --------------- ---------------- ---------------
------------------------------------------------------- -------------- --------------- ---------------- ---------------
Cash and Cash Equivalents - End of Period                    $ 32,314        $ 32,516           32,243         $ 2,322
------------------------------------------------------- -------------- --------------- ---------------- ---------------

         For the years ended 2001 and 2000, Bestway's operating activities generated $757,260 and $618,936 in cash, respectively. This change in cash flow generated from operations is primarily attributable to increased income partially offset by higher working capital requirements necessitated by the increase in our activity levels.

         For the years ended 2001 and 2000, Bestway's investing activities used
$28,429 and $75,689 cash, respectively, to purchase property and equipment.

         For the years ended 2001 and 2000, Bestway's financing activities used
$698,910 and $540,925 of cash, respectively. The change in cash flow generated from financing is primarily attributable to an increase in the capitalized lease obligations resulting from leasing five new busses in 2001 (four new leases and one trade in).

         For the six months ended May 31, 2002 and 2001, Bestway's operating activities generated (used) $29,865 and $438,258 in cash, respectively. This change in cash flow generated (used) from operations is primarily attributable to fluctuations in revenue.

         For the six months ended May 31, 2002 Bestway acquired 7,000,000 Shares of Atlas-Republic Corporation's common stock for $250,000.

         For the six months ended May 31, 2002 and 2001, Bestway's financing activities generated (used) $220,206 and $407,247 in cash, respectively. The change in cash flow generated (used) from financing activities is primarily attributable to obtaining funds through loans and the issuance of stock, offset by payments made on capital leases and other loans outstanding.

         Recent Developments

         On August 2, 2002, we were orally notified by the independent agent for
Bally's Resort and Casino that Bally's has temporarily suspended our current arrangement with the casino. According to the subsequent written notice received from Bally's independent agent on August 23, 2002, the 56 weekly line runs to the casino will be suspended during the period from August 3, 2002 through
September 30, 2002. This will result in a loss of expected revenue in the amount of $29,795.00

         On June 17, 2002, Bestway was retained by Mohegan Sun Casino and Resort through its independent agent to provide 42 line runs per week to the casino from Chinatown, New York. This arrangement will provide approximately $1,204,500 in revenue on an annual basis to Bestway.

         On May 6, 2002, Bestway was retained by Claridge Casino & Hotel through its independent agent to provide 14 line runs per week to the casino from
Chinatown, New York. This arrangement will provide approximately $368,650 in revenue on an annual basis to Bestway.

         Our arrangement with the independent agents for Bally's, Mohegan Sun and Claridge are oral arrangements that could be terminated by either party at any time. The permanent loss of any of these customers without the retention of new customers that generates equivalent or better revenues would have a material adverse effect on our financial condition.

Business

         Bestway was incorporated in New York on August 4, 1997. It is a motorcoach service provider with 23 motorcoaches and 1 van. Bestway currently provides specialized destination route services to casinos in Atlantic City, New
Jersey, which accounts for approximately 55% of its revenues, charter services to tour and travel agencies, which accounts for approximately 33% of its revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues. Bestway maintains a garage depot at 183 7th Avenue, Brooklyn, New York 11215, which is located in the Park Slope area of Brooklyn. Its bus fleet and maintenance department is located at this garage. Bestway's executive offices are located at 2 Mott Street, New York, New
York 10013. Its telephone number at this address is (212) 608 - 8988 and its fax number at this address is (212) 608 -9169. Bestway currently has 30 full-time employees and no part-time employees.

         We intend to significantly expand our current operations through acquisitions in order to create a nationwide motorcoach service provider.
Bestway currently operates in New York, New Jersey and Connecticut. We hope to expand into other geographic markets that Bestway does not currently serve by acquiring established motorcoach service providers that are leaders in their regional markets. We also plan to acquire additional motorcoach operations in
Bestway's current geographical market, including acquisitions that either broaden the range of services provided by Bestway in its current market or expand the geographic scope of our operations in this market.

         Upon consummation of the proposed share exchange with AMCO Transport
Holdings, Inc. (i.e., Atlas-Republic Corporation after its reincorporation in
Delaware), Bestway will become a subsidiary of AMCO. Thereafter, each acquisition will likely take place through a separate corporate subsidiary with the management function remaining centralized.

         We believe that there are many attractive acquisition candidates in the motorcoach industry because of the highly fragmented nature of the industry, industry participants' need for capital and their owners' desire for liquidity.
We intend to pursue an aggressive acquisition program. In geographic areas where we are not yet operating, we will first look for acquisition targets that have a significant presence in that geographic area. When possible, we intend to make these initial acquisitions in a targeted market by acquiring an established, high quality local company. We will likely retain management and operating and sales personnel of the target company in order to maintain continuity of operations and customer service.

         An acquisition in a market in which we currently participate generally will be smaller than a primary entry acquisition and will enable us to offer additional services or expand into secondary markets within the region already served. When justified by the size of an existing market acquisition, we would retain the management and operating and sales personnel of the acquired company while seeking to improve that company's profitability by efficiently implementing our operating strategies. These operating strategies will include a centralized management team that will systemize the ordering and purchase of fuel, parts and advertising for all of the AMCO subsidiaries, centralized human resources, legal, administrative and accounting support, subsidiary maintenance centers that are supervised by a head mechanic and similar strategies that focus on centralizing operations through the parent office.

         We currently do not have the capital that will be required to commence our acquisition strategy. We hope to raise capital over the next six months through the sale of our securities in private placement transactions exempt from the registration requirements of the Securities Act and through loans from banks and other financial institutions. We expect that we will use a combination of cash, long-term promissory notes and AMCO common stock as currency when acquiring target companies.

         We have engaged in very preliminary negotiations with one acquisition target to date, but we have not arrived at any understanding regarding the acquisition nor have we entered into any agreement or letter of intent with the acquisition target. Management has informed the acquisition target that it currently does not have the funds to effect an acquisition and that it is not otherwise in a position to effect the acquisition at this point, but that it will contact the target's management if and when its financial condition improves. Management's goal is to acquire three target entities over the next eight to twelve months. We cannot give you any assurance that we will be able to obtain the capital necessary to effect these acquisitions or, even if we are able to obtain sufficient capital, that we will be able to locate viable target companies or negotiate terms with these potential target companies that are satisfactory to our management and board of directors.

         Our Services

         Bestway provides services on both a contracted and per seat basis. For contracted services, Bestway arranges a fee for the use of the equipment. In these arrangements, the customer contracts the vehicle for use and Bestway is paid a rate, generally on a daily or per mile basis, that is not dependent on passenger load factors. In per seat operations, Bestway is paid by each individual customer. Fares for these per seat services are usually determined by
Bestway and payment is received from individual passengers or through a commissioned agent.

         Special Destination Services

         Currently, most of Bestway's revenues are derived through the provision of specialized destination route service, which is comprised of daily scheduled service to and from casinos in Atlantic City and specified locations in
Manhattan, Queens and Brooklyn. Tickets are sold through agents and at specified locations. Customers are taken on an "open-door" basis or by reservation.
Bestway will usually generate approximately $500 - $550 per bus for its special destination services.

         Charter and Tour Services

         Bestway currently provides charter services at a fixed daily rate, based on mileage and hours of operation. Bestway has arrangements with tour agencies to provide various levels of service and equipment for agent-sponsored and organized tours. Under these arrangements, Bestway provides the motorcoach and driver at a fixed daily rate. Bestway will usually generate approximately
$675-$750 per bus for its charter and tour services.

         Bestway also provides sightseeing services on a scheduled basis at an advertised or published price. Typically, customers will make reservations for the tours or can simply board on an "open-door" basis at scheduled locations.
Payment is made by the customer, or through the travel agent or the hotel.

         Airport Service

         Bestway also utilizes its van to provide service to and from New York
City airports and traveler destinations in the New York tri-state area. Bestway will usually generate approximately $275-$375 for its airport line runs.

         Other Services

         We plan to expand Bestway's current services and we intend to offer new services, including commuter and transit services and corporate outsourcing services. We anticipate that much of our expansion will occur through acquisitions.

         Sales and Marketing

         Bestway has historically, conducted limited marketing of its services.
The principal means of marketing charter and tour services has been in telephone directories and through direct mail to customers included in Bestway's data bases. Bestway's specialized destination route services to casinos in Atlantic
City is promoted by the casinos through the provision of incentives to passengers, including vouchers for a small amount of cash with which to gamble and a meal at the casino, which are included with each motorcoach ticket purchased.

         Once we begin to effect our business plan of consolidating the motorcoach industry we plan to implement a targeted national sales and marketing campaign for the services of Bestway and future subsidiary companies. The focus of this campaign would be on national users of motorcoach service, such as travel agencies and convention organizers.

         Operations

         Bestway's garage depot is located in Brooklyn, New York. On staff at this location are 3 mechanics who maintain our bus fleet, 3 dispatchers and a general manager. Bestway's and our executive offices are located in New York's
Chinatown. All administrative functions are conducted at these executive offices.

         Because Bestway's specialized destination route services involve fixed routes which rarely vary, the dispatch function is limited to communicating with drivers by radio to determine that the motorcoach is in service, the number of passengers embarked and whether the motorcoach is on schedule and to deal with any problems in route. When necessary, dispatchers can communicate necessary modifications in schedules to meet customer demand and increase utilization. In most instances, Bestway receives bookings for tours and charters well in advance, which enables it to predict periods during which equipment utilization is likely to be low. When this occurs, Bestway more actively solicit charter business in an effort to maintain equipment utilization or schedule alternative uses for its equipment, particularly during the winter months when tourism declines.

         We expect to continue maintaining a centralized operational structure as we acquire additional bus service companies. Under this structure, major operational decisions will come from a central location and be carried out by the sub-management of the operating subsidiaries. We believe that consistent service and economies of scale can only be achieved with a centralized management structure. We believe that utilization of a decentralized operating structure may result in the adoption by operating subsidiaries of inconsistent strategic plans.

         Equipment

         Bestway currently operates 23 motor coaches and 1 van. All of the motorcoaches were procured under capital leases. The average deposit that
Bestway paid under these capital leases for a motorcoach is $15,635.82 and its approximate average monthly rental payment per motorcoach under these leases is
$5,148. Upon termination of each of these leases Bestway is required to pay to the lessor an amount ranging from 20% to 35% of the estimated value of the motorcoach as of the expiration of the lease. Upon making these payments,
Bestway would obtain title to the motorcoaches.

         Bestway uses Van Hool motorcoaches, including 5 model T2145 motorcoaches, 13 model T945 motorcoaches, and 5 C2045 motorcoaches. Bestway believes that the Van Hool motorcoaches work exceptionally well for its needs.
Their European design and craftsmanship provide a luxury experience for passengers while minimizing maintenance needs. These motorcoaches have a useful life of approximately 15 years.

         We expect to acquire additional motorcoaches as the result of acquisitions that we consummate in the future. Once we attain critical mass, we also hope to be able to reduce the capital costs associated with the procurement of a motorcoach through the achievement of economies of scale.

         Maintenance

         Bestway currently has a comprehensive preventive maintenance program for its equipment to minimize equipment downtime and prolong equipment life.
This program includes regular safety checks when a motorcoach returns to our garage, regular oil and filter changes, lubrication, cooling system checks and wheel alignment on average every 6,000 to 12,000 miles, and more extensive maintenance procedures at greater intervals. Interiors of motorcoaches are cleaned and exteriors washed usually on a daily basis.

         Repairs and maintenance are performed at Bestway's Brooklyn garage facility. This facility has on location a total of 3 mechanics and other maintenance personnel at September 25, 2002. Most maintenance provided by outside facilities results from on-the-road breakdowns or involves major engine overhauls, which are performed by the dealer.

         Bestway's maintenance strategy includes the replacement of motorcoaches every 5 years, while these motorcoaches are still under warranty. The approximate trade in value for a motorcoach after 5 years of regular use is approximately 70-75% of its original cost. All of our motorcoaches are under bumper to bumper warranties for the first two years after acquisition and under transmission and engine warranties for five years after acquisition.

         Once we begin to effect our business plan of growth through acquisitions we intend to share maintenance facilities and personnel among the various operating subsidiaries. We expect this sharing of facilities to result in a decrease in the percentage of maintenance costs incurred at outside shops and a decrease in total maintenance costs.

         Facilities

         Bestway's current facilities consist of an administrative office located at 2 Mott Street, New York, New York 10012 and a garage depot located at
183 7th Avenue, Brooklyn, New York 11215. Both facilities are leased.

         Bestway has approximately 3,000 square feet of office space at its Mott
Street executive office. The monthly rental for this space is through January
31, 2003 is $2,997.50 (not including utilities) and from February 1, 2003 through January 31, 2006 is $3,297.25 (not including utilities). The lease has a term of nine years and will expire on February 1, 2006. Bestway has approximately 16,000 square feet at its Brooklyn garage. This space is leased to
Bestway under a six year lease that terminates on January 31, 2004. During the first three years of this lease Bestway is obligated to pay a monthly rental fee of $7,000 per month. This amount increases to $7,500 per month in year 4, $8,000 per month in year 5 and $8,500 per month in year 6.

         Drivers and Other Personnel

         At September 25, 2002, Bestway had approximately 30 full time employees, of whom 24 were drivers and 3 were maintenance personnel. The balance included administrative personnel, sales and customer service personnel and dispatchers. Bestway also utilizes approximately 15 independent contractors to drive its motorcoaches on a regular basis.

         Bestway has historically had relatively minimal driver turnover among full-time drivers. Safety and dependability of drivers are critical to its operations. Drivers are required to comply with all applicable Federal, state and driver qualification and safety regulations, including hours of service and medical qualifications, and to hold a Commercial Driver's License issued in conformity with regulations of the Federal Highway Administration (FHWA).
Drivers are also subjected to drug and alcohol testing requirements imposed by the FHWA, including random, reasonable suspicion and post-accident testing.
Driver applicants are required to have significant driving experience and to pass medical examinations.

         No unions currently represent any of Bestway's employees and Bestway is not a party to any collective bargaining agreements. Bestway has not experienced any work stoppages and believes that relationships with its employees are satisfactory.

         Atlas currently has no employees and will not have any employees until after the share exchange is consummated.

         Safety

         Bestway is dedicated to maintaining safe operations. It adheres to the
FHWA and comparable state motor carrier safety rules, including rules concerning safe motor vehicle equipment, driver qualifications and safe operation of vehicles. Bestway's drivers undergo regular drug and alcohol testing in conformity with FHWA and comparable state requirements. Bestway also address accidents and other incidents and take follow-up steps intended to reduce the risk of repeat accidents and incidents.

         Risk Management and Insurance

         The primary risks involved in Bestway's operations are bodily injury, property damage and workers' compensation. Bestway currently maintains insurance against these risks and is subject to liability as self insurers to the extent of the deductible under each policy.

         Bestway currently maintain liability insurance for bodily injury and third party property damage in sufficient amounts to meet all applicable Federal requirements. Bestway's workers' compensation policy complies with New York
State law.

         Fuel Availability and Cost

         Bestway purchases fuel in bulk and stores it at our garage depot in a
6,000 gallon fuel tank. Currently, fuel is purchased from two suppliers at prevailing market prices. Bestway expects that the aggregate volume of fuel purchased by it after we consummate the acquisition of other companies will create improved negotiating leverage with fuel vendors and may result in lower fuel prices.

         Fuel prices are subject to sudden increases as a result of variations in supply levels and demand. Any sustained increase in fuel prices could adversely affect Bestway's results of operations. From time to time, there are efforts at the Federal or state level to increase fuel or highway use taxes, which, if enacted, also could adversely affect Bestway's results of operations.

         Competition

         The portions of the motorcoach industry in which Bestway operates are highly competitive, fragmented and served by numerous operators, most of which serve only a single area or region. Bestway's competitors include other operators of motorcoaches and other high occupancy vehicles, such as Coach USA,
Laidlaw, Inc. and Ryder System, Inc., operators of passenger automobiles and, to a more limited extent, airlines, Amtrak and commuter rail service providers.
Many of Bestway's competitors have greater financial, technical and marketing resources and generate greater revenues than Bestway.

         Bestway believes that the principal competitive factors in the bus service industry are reliability, customer service and price, as well as equipment comfort and appearance. In addition, competition with respect to some services is limited in some locations by the difficulty in obtaining required state route authorizations.

         Once we begin to carry out our acquisition strategy, we will compete for acquisition candidates. It will be difficult for us to effect acquisitions until we are able to raise sufficient capital and build a strong management team. Other acquisitive companies in our industry may have more resources and be better suited to attract acquisition candidates than us. We cannot give any assurances that we will be able to effect our acquisition strategy.

         Currently, our competitive position in the industry is lower than that of the larger bus service companies such as Coach USA, Laidlaw, Inc., Greyhound and Ryder Systems. These companies generate more revenues than us and have more capital available to them. We believe that our competitive position is at least equal to that of other regional bus service companies that operate with 10 to 30 busses running out of a single depot and better than that of smaller bus service companies having less than 10 busses. Our methods of competition include using
European style Van Hool motorcoaches as opposed to American made coaches used by many of our competitors. We believe that our clients find these coaches to be more luxurious than other coaches. We also utilize a 61 seat motorcoach as opposed to the 49-57 seat motorcoaches used by our competition. This allows us to generate more per bus revenues and to obtain jobs that require more than 57 seats.

         Regulation

         The United States Secretary of Transportation and three agencies within the United States Department of Transportation (the Surface Transportation
Board, the Federal Highway Administration, and the Federal Transit
Administration) regulate, to a limited extent, our interstate motorcoach operations. The Federal Highway Administration, or FHWA, requires our interstate motorcoach operators to register with that agency, to maintain minimum amounts of insurance and to operate in conformity with safety regulations. One or more of the regulatory bodies listed above requires our interstate motorcoach operators to adhere to driver qualification guidelines, to provide transportation service on reasonable request and to provide safe and adequate service and vehicles; however, none of the regulatory bodies regulates our interstate motorcoach fares, nor do they require our interstate motorcoach operators to file tariffs. The Surface Transportation Board, or STB, and the
FHWA can impose civil penalties upon us for violations of applicable regulatory requirements; the FHWA may suspend, amend or revoke our motorcoach operator's registration for our operator's substantial failure to comply with applicable regulations. We believe that we have conducted our operations in substantial compliance with applicable regulations, and we do not believe that ongoing compliance with such regulations will require us to make substantial capital expenditures.

         Federal regulatory authority preempts state and local governments from regulating the scheduling or rates of interstate or intrastate transportation provided by motorcoach operators on interstate routes. State and local regulation of interstate and intrastate charter bus transportation is also preempted.

         Environmental Matters

         Bestway's operations are subject to various Federal, state and local environmental laws and regulations governing vehicle emissions, aboveground fuel tanks and the storage, use and disposal of hazardous materials and hazardous waste in connection with our in-house maintenance operations. These laws include the Water Pollution Control Act, the Clean Air Act, the Resource Conservation
and Recovery Act, the Comprehensive Environmental Response, Compensation and
Liability Act and various state and local laws. There is a 6,000 gallon above ground storage tank at our Brooklyn garage depot. We also wash our motorcoaches at our Brooklyn garage depot and the resulting waste must be disposed of in accordance with regulatory requirements. In the event of a spill, we would be responsible for the cost of the clean-up, which could be significant. Our oil based fluids (motor oil, antifreeze, etc.) are removed by a waste oil company at no cost to us. This waste oil company refines and resells or otherwise utilizes these fluids.

         Bestway's cost of compliance with environmental laws is approximately
$3,000 per year consisting mostly of fees paid to remove coach lavatory waste.

         Dependence upon Major Customer

         Last fiscal year Bestway generated approximately $108,546 in revenues from one customer (Bally's Resort and Casino in Atlantic City, New Jersey).
During the first six months of fiscal year 2002 Bestway generated $632,196 in revenues from this customer. These revenues constituted approximately 3% of
Bestway's total revenues for fiscal year 2001 and 57.99% of Bestway's total revenues during the first six months of fiscal 2002. We do not have any written agreement with this customer and this customer has indicated that it has no intention of entering into a written agreement with us for our provision of bus services. Therefore, the provision of services to this customer is provided by us "at will" and the customer may decide not to use our services at any time. On
August 2, 2002, we were orally notified by the independent agent for Bally's that Bally's has temporarily suspended our current arrangement with the casino.
According to the subsequent written notice received from Bally's independent agent on August 23, 2002, the 56 weekly line runs to the casino will be suspended during the period from August 3, 2002 through September 30, 2002. This will result in a loss of expected revenue in the amount of $29,795.00. The failure of this customer to resume the regular line runs with us at the same or approximately the same level as in the past would have a material adverse effect on our financial condition.

         Legal Proceedings

         Bestway is not a party to any legal proceedings.

Directors, Executive Officers, Promoters And Control Persons

         Directors and Executive Officers of Bestway

         The directors and executive officers of Bestway are as follows:

         Name               Age            Position

         Wilson Cheng       30             President, Treasurer and Chairman
                                           of the Board of Directors

         Vivian Cheng       33             Executive Vice President and
                                           Director

         Kelvin Chan        34             Chief Operating Officer, General
                                           Manager and Director

         Jovi Chen          25             Vice President of Sales and
                                           Marketing

         Ronald Lui         51             Assistant Treasurer

               Wilson  Cheng is Bestway's  founder,  Chairman,  Chief  Executive
          Officer,  President and  Treasurer.  He has served in such  capacities since the  inception  of Bestway in August  1997.  From 1993 to August
          1997,  Mr.  Cheng was the  President  of Bestway Tour & Travel Inc., a
          travel agency located in New York City.

               Vivian  Cheng has  served as the  Executive  Vice  President  and
          Secretary of Bestway since its inception in August 1997.  From 1993 to date,  Ms. Cheng served as the Vice President of Bestway Tour & Travel
          Inc., a travel  agency  located in New York City.  Prior to that,  Ms.
          Cheng served as Tour  Marketing  Manager of Chinese  American  Travel,
          Inc., from October 1987 through February 1993.

               Kelvin Chan became Bestway's Chief Operating  Officer and General
          Manager in October 1998.  Prior to that, Mr. Chan was  responsible for development,  marketing and management of all development and sales at
          D&D Trading Inc. from June 1988 to September 1998.

               Jovi Chen,  has served as Vice  President of Sales and  Marketing since Bestway's  inception in August 1997. Prior to joining Bestway he served as Tour Manager of Bestway Tour & Travel Inc. from July 1995 to
          August 1997.

               Ronald Lui is the founder and  Chairman of Loyalty  United  (US),
          Inc., a private investment holding company, and, its subsidiary, Jihui
          Capital  Services,  Inc.,  a consulting  firm.  Loyalty and Jihui were formed in October  2001.  During the  period  from April 2001  through
          April  2002,  he was the  Chief  Executive  Officer,  President  and a
          director of Minghua Group International  Holdings Limited, a developer of alternative  energy vehicles.  For the previous five years, Mr. Lui worked  for  Fuller  International  Development  Ltd.,  a real  estate development company, as the Southeast Asia Regional Director.

               Wilson Cheng, our Chairman,  President and Treasurer,  and Vivian
          Cheng, our Executive Vice President and Director, are siblings.

               Except  for  Vivian  Cheng  and  Ronald C. H..  Lui,  each of the executive  officers and  directors  named above devotes 100% of his or her  business  time to the  affairs of Atlas and  Bestway.  Ms.  Cheng devotes  approximately  50% of her  business  time to the  affairs  of
          Bestway with the  remaining  50% of her business time being devoted to the affairs of Bestway Tour & Travel, a travel agency. Mr. Lui devotes approximately 10% of his time to the affairs of Atlas and Bestway with the  remaining  percentage of his time being devoted to the affairs of his private investment holding company and its affiliates.

Security Ownership Of Certain Beneficial Owners And Management

         The following table sets forth, as of October 2, 2002, the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding common stock of
Bestway. Also included are the shares held by all executive officers and directors as a group.

                                          Amount and Nature of        Percent of
                                          Beneficial Owner            Class
Name and Address of Beneficial Owner                                  Owned

------------------------------------      --------------------        ----------
Wilson Cheng                              6,400,000                   45.71%
2 Mott Street
New York, New York  10013

Ronald C. H. Lui                          2,300,000(a)                16.43%
54 Pine Street
4th Floor
New York, New York  10005

Vivian Cheng                              200,000                     1.43%
2 Mott Street
New York, New York  10013

Kelvin Chan                               100,000                     0.71%
2 Mott Street
New York, New York  10013

Jovi Chen                                 80,000                      0.57%
2 Mott Street
New York, New York  10013

All Directors and Officers as             9,080,000                   64.86%
a Group (the 5 persons named above)
---------------------------------

(a)  Consists  of  2,300,000  shares of Bestway  common  stock  owned by Loyalty
     United (US), Inc., a privately held entity controlled by Mr. Lui.

Market For Common Equity And Related Stock Matters

         Bestway's common stock is not currently traded on any exchange nor is it quoted through any quotation service. The common stock of Atlas-Republic
Corporation is quoted on the NASD Over-the-Counter Bulletin Board under the symbol "ARPB". Upon consummation of (i) Atlas being redomiciled in the state of
Delaware as the result of the proposed merger with AMCO Transport Holdings,
Inc., as described in the information statement and (ii) the share exchange among AMCO and the shareholders of Bestway, the common stock of Bestway's parent, AMCO, will be quoted on the NASD Over-the-Counter Bulletin Board under a new, as of yet undetermined, symbol.

         No shares of Bestway's capital stock are subject to outstanding options or warrants to purchase, or securities convertible into, common equity of
Bestway. No common stock or other equity securities of Bestway are authorized for issuance under any equity compensation plans. Bestway does not have any equity compensation plans and has never had any of these plans since its inception.

         Except for the 6,400,000 shares of Bestway common stock held by Wilson
Cheng, none of Bestway's securities may currently be sold pursuant to Rule 144 under the Securities Act and Bestway has not agreed to register any shares under the Securities Act for sale by security holders. Mr. Cheng must comply with all of the restrictions on resale contained in Rule 144 if he desires to sell his shares under that rule including (a) volume restrictions, which limit the number of shares that he (and others whose sales are aggregated with his for purposes of Rule 144) may sell in any quarter to one percent of our outstanding common stock, (b) manner of sale restrictions, which require that any sales by him under Rule 144 be effected in a "brokers transaction" or in a transaction directly with a market maker where the broker does no more than execute the order to sell the shares as agent for Mr. Cheng and receives no more than the usual and customary broker's commission and neither solicits nor arranges for the solicitation of customers' orders to buy the securities in anticipation of or in connection with the transaction, and (c) information requirements, which require that specific information about Bestway be publicly available before he sells any of his shares. Bestway is not and does not currently propose to publicly offer any of its securities except for common stock that may be offered pursuant to an employee benefit plan or dividend reinvestment plan.

         The approximate number of holders of record of Bestway's common stock as of October 2, 2002 was 68.

         Bestway has not paid any cash dividends with respect to its common stock. Bestway presently intend to retain future earnings to finance its acquisition strategy and therefore does not anticipate the payment of any cash dividends in the foreseeable future. Payment of future dividends, if any, will depend upon Bestway's future earnings and capital requirements and other factors that Bestway's board of directors considers appropriate.

Certain Relationships And Related Transactions

         During the period from November 30, 2000 through May 31, 2002, Mr.
Cheng, the President of Bestway, loaned to Bestway $318,152. This loan is evidenced by a promissory note that is due (with interest from December 1, 2001 at 6%) on November 30, 2003. Mr. Cheng is not obligated to make any further advances under the note. However, the note contains a grid schedule that can be used if Mr. Cheng desires to make additional advances to Bestway. If additional advances are made, then they would be documented by Mr. Cheng on the grid schedule and the loan advance would then become subject to the terms of the note
(i.e., maturity, interest rate, etc.). No additional advances have been made under the note to date. Bestway may prepay the note at any time without penalty or premium. The note may not be assigned without the Company's prior consent.
The note is governed by the laws of the State of New York. Unless modified by the parties in accordance with the terms of the note, the note will continue in full force and effect after the consummation of the share exchange contemplated by Proposal No. 4.

         On November 15, 2001 Loyalty United (US), Inc., a corporation controlled by Ronald C. H. Lui, Bestway's Assistant Treasurer, acquired 3.59375 shares of Bestway's common stock (or 2,300,000 shares after giving effect to the
640,000 for 1 stock split which was effected on January 18, 2002) at a price per share equal to $10.000 (or an aggregate price of $35.94). At the same time that
Loyalty acquired the stock, Jihui Capital Services, Inc., a consulting firm that is wholly-owned by Loyalty, entered into a consulting agreement with Bestway.
Under this Agreement, Jihui has agreed to, among other things, assist Bestway in locating and effecting a business combination with a corporation that files reports with the Securities and Exchange Commission under the Securities Act of
1934, as amended, work with Bestway's legal counsel and accounting firm to consummate the business combination, assist Bestway in the development and implementation of its business plan, advise Bestway regarding its capital structure, help Bestway prepare business plans and private placement memoranda, assist Bestway in the negotiation of material agreements and other arrangements with its future clients suppliers and others, help Bestway to communicate effectively with its stockholders, help Bestway to obtain and maintain effective relationships with market makers, transfer agents and otherwise to provide consulting services necessary or desirable to Bestway so that it can fulfill its business plan. Under the terms of this agreement, Jihui bills Bestway at its standard hourly rate (currently $250/hour) for services actually performed to
Bestway and is reimbursed for expenses actually incurred on Bestway's behalf. As of October 2, 2002, Jihui billed Bestway, in the aggregate, $52,980 for services rendered. Jihui is not entitled to any fee under the agreement or under any other arrangement for finding an acquisition target for Bestway. Bestway's agreement with Jihui has a term of 6 months and will automatically renew for successive 6 month periods, provided that either Bestway or Jihui may terminate the agreement at any time by giving not less than 30 days written notice to the other party. Bestway is obligated to indemnify Jihui under the agreement for losses incurred by Jihui that arise out of or are based upon any matters that are subject of the agreement except that no indemnification is required to the extent that the losses arise out of Jihui's recklessness or gross negligence in connection with the performance of its obligations under the agreement. If the indemnity is unavailable or insufficient then Bestway is obligated to contribute to all losses which Jihui may become subject in the maximum proportion permitted under applicable law. Jihui's liability under the agreement to Bestway is limited to the amount of fees actually paid by Bestway to Jihui. The agreement is governed by the laws of the State of New York.

         Bestway has made loans to and has received loans from Bestway Tour and
Travel, Inc. Bestway Tour and Travel Inc. is an affiliate of Bestway because it is also controlled by Wilson Cheng. These affiliate loans consist of unsecured, non-interest bearing loans payable/receivable that are payable upon the request of the lending party. The purpose of the loans to and from Bestway Tour and
Travel, Inc. was to supply additional working capital to each company as needed by each company. As of September 25, 2002, Bestway Tour and Travel Inc. owed
Bestway $129,019. Bestway can demand payment of that amount at any time. Bestway
Tour and Travel is a travel agency that provides travel services. It is not a competitor of Bestway. During the fiscal year ended November 30, 2001, Bestway derived $650 in revenue (constituting 0.02% of Bestway's total revenue during the fiscal year) from Bestway Tour and Travel directing business to Bestway.
During the first six months of fiscal year 2002, Bestway did not derive any revenue from Bestway Tour & Travel Inc. directing business to Bestway.

         Wilson Cheng is the sole promoter of Bestway. Bestway was incorporated on August 4, 1997. On that date, Mr. Cheng acquired 10 shares of Bestway's common stock for an aggregate purchase price of $10. On January 18, 2002,
Bestway effected a 640,000 for 1 forward split of its common stock. As a result of this stock split, Mr. Cheng's 10 shares became 6,400,000 shares constituting all of the equity that he currently holds in Bestway. During the period after
Mr. Cheng made his $10 capital contribution through October 2, 2002, Mr. Cheng contributed an additional $33,486 to Bestway as a capital contribution without receiving additional equity (other than as a result of the above-mentioned stock split). Other than the cash amounts mentioned above, no other assets were contributed by Mr. Cheng to Bestway.

Executive Compensation

                  The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Bestway's President,
Treasurer and Chairman, Wilson Cheng, and each of the other executive officers, if any, who earned over $100,000 and was serving at the end of our last fiscal year December 31, 2001, for services in all capacities to Bestway.

                               Annual Compensation                   Long-Term Compensation

Name
And Principal
Position
                Year
                                                               Awards                     Payouts

                                                  Other                      Securities              All
                                                  Annual                     Under-lying             Other
                         Salary          Bonus    Comp-        Restricted    Options/                Compen-
                         ($)             ($)      ensation     Stock         SARs         LTIP       Sation
                                                  ($)          Awards        (#)          Payouts    ($)
                                                                                          ($)

Wilson Cheng    2001     89,902          0        0            0             0            0          0
President,
Treasurer and
Chairman
                2000     0               0        0            0             0            0          0
                1999     0               0        0            0             0            0          0

         Compensation of Directors

         All directors are reimbursed for out-of-pocket expenses in connection with attendance at board of director's and/or committee meetings, but are not otherwise compensated. Bestway anticipates that after the consummation of the share exchange Bestway may provide additional compensation to its outside directors, if any, in the form of payments for attending board meetings and/or nonqualified stock options.

         Employment Agreements

         Bestway has not entered into written employment contracts with any of its employees. Bestway anticipates that it or AMCO, its parent company after the share exchange, will enter into an employment agreement with Mr. Cheng and perhaps other members of its management team in the near future. To date, Mr.
Cheng has agreed to receive a substantially reduced salary, compensation and perquisites so that Bestway could grow. It is likely that Mr. Cheng's salary will be increased when he enters into an employment agreement with Bestway or, upon consummation of the proposed share exchange, AMCO and it is also likely that he will receive an annual bonus and other perquisites that are commensurate with executives at his level of employment. Management estimates that upon consummation of the proposed share exchange with AMCO and after retaining other necessary senior management personnel its annual payroll expenses for the management team, which will consist of approximately 21 people, will be approximately $1,355,000. See "PROPOSAL 1 - ELECTION OF DIRECTORS - COMPENSATION
OF EXECUTIVE OFFICERS AND DIRECTORS - Compensation of Executive Officers" above for a breakdown of compensation by officer and/or title.

         Stock Plan

         Bestway has not adopted a stock option or other equity incentive program to date. As indicated elsewhere in the information statement, a majority in interest of the shareholders of Atlas-Republic Corporation have indicated
that they will approve the AMCO Transport Holdings, Inc. 2001 Stock Plan and the
AMCO Transport Holdings, Inc. Employee Stock Compensation Plan. Each of these plans are described elsewhere in the information statement. Management expects to provide incentive to its employees through granting options to them in the future under these plans. The amount and other terms of these options will be determined by the board of directors in its discretion.

Description Of Capital Stock

         As of October 2, 2002, the authorized capital stock of Bestway consisted of 20,000,000 shares of common stock, par value $0.001 per share, of which 14,000,000 shares were issued and outstanding.

         Common Stock

         Holders of common stock are entitled to one vote per share on all matters submitted to vote of shareholders of Bestway and to receive dividends when, as and if declared by the Bestway board from funds legally available for such purposes. Upon liquidation, holders of common stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of Bestway. Shareholders do not have cumulative voting rights or preemptive, subscription or conversion rights.

Accountants

         The financial statements of Bestway for the years ended November 30,
2000 and 2001 have been audited by Livingston, Wachtell & Co. LLP, CPA, whose report follows this page. The unaudited financial statements of Bestway for the quarter ended May 31, 2002 also follows this page.

                           BESTWAY COACH EXPRESS INC.

                              FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

Dated:  February 7, 2002

                           BESTWAY COACH EXPRESS INC.

                                NOVEMBER 30, 2001

                                    I N D E X

                                                               Page No.

INDEPENDENT AUDITORS' REPORT                                       2

BALANCE SHEETS
     November 30, 2001 and 2000                                    3

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
     For the years ended November 30, 2001 and 2000                4

STATEMENTS OF CASH FLOWS
     For the years ended November 30, 2001 and 2000                5

NOTES TO FINANCIAL STATEMENTS                                      6

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Bestway Coach Express Inc.
New York, N.Y.

     We have audited the  accompanying  balance  sheets of BESTWAY COACH EXPRESS
INC. as of November 30, 2001 and 2000 and the related  statements  of operations and retained  earnings and cash flows for the years ended  November 30, 2001 and
2000.  These  financial  statements  are  the  responsibility  of the  Company's management.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audit.

     We conducted our audit in  accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audit  provides  a
reasonable basis for our opinion.

     In our opinion,  the financial statements referred to above present fairly, in all material  respects,  the financial position of Bestway Coach Express Inc.
as of November 30, 2001 and 2000, and the results of its operations and its cash flows for the  years  then  ended,  in  conformity  with  accounting  principles generally accepted in the United States of America.

New York, New York
February 7, 2002

                                        2
                                ----------------

     The accompanying notes are an integral part of these financial statements.

                           BESTWAY COACH EXPRESS INC.

                                 BALANCE SHEETS

                           NOVEMBER 30, 2001 AND 2000

                                                     2 0 0 1         2 0 0 0
                                                     -------         -------
                                     ASSETS
CURRENT ASSETS
     Cash and cash equivalents                  $      32,243     $       2,322
     Accounts receivable, net                          18,705           173,751
     Inventories                                      174,887           158,438
     Prepaid expenses                                 339,509           194,510
     Due from related company                         214,194            -
                                                -------------    --------------

         TOTAL CURRENT ASSETS                         779,538           529,021

PROPERTY AND EQUIPMENT, NET                         6,663,093         5,764,523
                                                -------------     -------------

         TOTAL ASSETS                           $   7,442,631     $   6,293,544
                                                =============     =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Current maturities of capitalized lease obligations        $        787,097     $        606,811
     Notes payable                                                       357,155                -
     Cash overdraft                                                      165,435              127,135
     Accounts payable and accrued liabilities                            539,234              412,270
     Due to related company                                               -                   142,972
                                                                ----------------     ----------------

         TOTAL CURRENT LIABILITIES                                     1,848,921            1,289,188

LONG-TERM LIABILITIES
     Capitalized lease obligations, net of current maturities          4,935,429            4,376,407
     Due to stockholder                                                  264,149              281,445
     Deferred income taxes                                               173,514              167,002
                                                                ----------------     ----------------

         TOTAL LONG-TERM LIABILITIES                                   5,373,092            4,824,854
                                                                ----------------     ----------------

         TOTAL LIABILITIES                                             7,222,013            6,114,042
                                                                ----------------     ----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock, $.001 par value,
20,000,000 shares authorized,
         issued  and  outstanding   8,960,000
         shares in 2001and  6,400,000  shares                              8,960                6,400
         in 2000
     Additional paid-in-capital                                           24,540               27,100
     Retained earnings                                                   187,118              146,002
                                                                ----------------     ----------------

         TOTAL STOCKHOLDERS' EQUITY                                      220,618              179,502
                                                                ----------------     ----------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                $      7,442,631     $      6,293,544
                                                                ================     ================

                                        3
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                 FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000

                                                 2 0 0 1           2 0 0 0
                                                 -------           -------

Revenues                                    $     3,176,596    $     3,568,493

Operating expenses                                2,571,418          3,017,418
                                            ---------------    ---------------

         GROSS PROFIT                               605,178            551,075

General and administrative expenses                 139,514            160,659
                                            ---------------    ---------------

         OPERATING INCOME                           465,664            390,416

Interest expense                                    418,036            396,498
                                            ---------------    ---------------

     Income (Loss) before income taxes               47,628             (6,082)

Deferred tax provision                                6,512             67,000
                                            ---------------    ---------------

         NET INCOME (LOSS)                           41,116            (73,082)

RETAINED EARNINGS - BEGINNING OF YEAR               146,002            219,084
                                            ---------------    ---------------

RETAINED EARNINGS - END OF YEAR             $       187,118    $       146,002
                                            ===============    ===============

Earnings (loss) per share of common stock   $           .01    $         (.01)
                                            ===============    ===============

                                        4
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000

                                                                       2 0 0 1                2 0 0 0
                                                                       -------                -------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                                            $        41,116      $     (73,082)
     Adjustment to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                                  550,770            538,612
           Deferred income tax provision                                    6,512             67,000
           Changes in operating assets and liabilities:
                 Accounts receivable, net                                 155,046           (173,751)
                 Inventories                                              (16,449)           (20,027)
                 Prepaid expenses                                        (144,999)           (42,549)
                 Accounts payable and accrued liabilities                 126,964            227,399
                                                                  ---------------     ---------------

                     NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                          718,960            523,602
                                                                  ---------------     ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Additions to property and equipment                                  (28,429)           (75,689)
                                                                  ----------------    ---------------

                     NET CASH USED IN INVESTING ACTIVITIES
                                                                          (28,429)           (75,689)
                                                                  ---------------     ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash overdraft                                                        38,300             95,334
     Proceeds from notes payable - net                                    357,155              -
     Due to (from) related company                                       (357,166)           142,972
     Due to stockholder                                                   (17,296)          (116,695)
     Repayment of capitalized lease obligations                          (681,603)          (567,202)
                                                                  ---------------     ---------------

                     NET CASH USED IN
                          FINANCING ACTIVITIES                           (660,610)          (445,591)
                                                                  ---------------     ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                  29,921              2,322

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                               2,322              -
                                                                  ---------------     ---------------

CASH AND CASH EQUIVALENTS - END OF YEAR                           $        32,243     $        2,322
                                                                  ===============     ===============

                                        5
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

1.       BUSINESS AND ORGANIZATION

     Bestway Coach Express Inc. (the "Company") was incorporated on August 4,
     1997, in New York State. The Company provides motorcoach transportation services. The majority of the Company's revenues are derived from contracts with casinos to provide transportation services between Atlantic City, New
     Jersey and New York City. The Company also provides charter services that are arranged by various tour agencies.

     The Company's operations include a leased terminal and maintenance facility in Brooklyn, NY and a leased administrative office in Manhattan, NY. The
     Company is subject to regulation by the Department of Transportation (the
     "DOT") and certain state regulations. The Surface Transportation Board and the Federal Highway Administration, (the "FHWA") can impose civil penalties upon companies for violations of applicable regulatory requirements. The
     FHWA may suspend, amend or revoke a company's motorcoach operator's registration for an operator's substantial failure to comply with applicable regulations. Management believes that it has conducted its operations in substantial compliance with applicable regulations and does not believe that ongoing compliance with such regulations will require the
     Company to make substantial capital expenditures.

     The Company's entire fleet of 23 motorcoaches is leased, generally under long-term capitalized leases for a term of seven years. The Company considers a motorcoach to be a "late model vehicle" during its first seven years of operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less as cash equivalents.

     INVENTORIES

     Inventories consist of motorcoach replacement parts and diesel fuel.
     Inventory cost is stated at the lower of cost or market with costs determined using the average cost method.

     PROPERTY AND EQUIPMENT

     Property and equipment, including capitalized leases, are recorded at cost.
     Depreciation is recorded over the estimated useful lives. The Company principally uses the straight-line method of depreciation for financial reporting purposes and accelerated methods and useful lives for tax reporting purposes. Maintenance costs are expensed as incurred, and renewals and betterments are capitalized. The Company's management continually evaluates whether circumstances have occurred that indicate that the remaining estimated useful lives of property and equipment may warrant revision or that the remaining balance may no longer be recoverable.

                                        6
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     CONCENTRATION OF CREDIT RISKS

     The Company provides services generally in the New York City and New Jersey metropolitan areas. The Company's accounts receivable consist of receivables from casinos and various tour agencies. Management performs ongoing credit evaluations on customers and provides allowances for bad debts when considered necessary.

     REVENUE RECOGNITION

     Motorcoach revenues are derived from fees charged under contracts and other arrangements for motorcoach services. The Company recognizes revenue when the service is provided. A liability for receipts from services sold but not yet earned is recorded as unredeemed services and included under the caption "Accounts payable and accrued liabilities" on the balance sheet.

     INCOME TAXES

     Income taxes are provided for under the liability method considering the tax effects of transactions reported in the financial statements, which are different from the tax return. Deferred income tax assets and liabilities represent the future tax consequences of those differences, which will be either taxable or deductible when the underlying assets or liabilities are recovered or settled.

     EARNINGS (LOSS) PER SHARE

     Basic income (loss) per common share ("EPS") ("LPS") is calculated by dividing net income (loss) by the weighted average number of common shares outstanding during the period.

     INSURANCE COVERAGE

     The Company maintains comprehensive vehicle liability, general liability, workers' compensation and property insurance to insure its assets and operations, with some claims subject to certain deductible and no deductibles for other claims. Company's management continually evaluates the adequacy of its insurance and whether a reserve for outstanding claims, not covered by the Company's present insurance coverage and when certain insurance deductibles are not met, is warranted.

                                        7
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     ENVIRONMENTAL RESERVES

     The Company's operations are subject to various federal, state and local environmental laws and regulations governing vehicle emissions, above ground fuel tanks and the storage, use and disposal of hazardous materials and hazardous waste in connection with its in-house maintenance operations.
     These laws include the Water Pollution Control Act, the Clean Air Act, the
     Resource Conservation and Recovery Act, the Comprehensive Environmental
     Response, Compensation and Liability Act and various state and local laws.
     The Company has a 6,000 gallon above ground storage tank at the Brooklyn garage depot. The Company also washes their motorcoaches at its Brooklyn garage depot and the resulting waste must be disposed of in accordance with regulatory requirements. In the event of a spill, the Company would be responsible for the cost of the clean up, which could be significant.

     The Company's management continually evaluates whether circumstances have occurred that indicate that its maintenance facility could be identified for potential clean up and/or remediation work. On November 30, 2001 and
     2000, management determined that there were no existing or pending environmental liabilities.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     SIGNIFICANT ESTIMATES

     Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of receivables, leasehold improvements, inventory, liability reserves, and the useful lives for amortization and depreciation.

     ADVERTISING COSTS

     All costs associated with advertising and promoting the Company are expensed in the year incurred. Advertising expense was not material for the years ended November 30, 2001 and 2000.

                                        8
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

3.   INVENTORIES

     Inventories as of November 30 are as follows:

                                         2 0 0 1               2 0 0 0
                                         -------               -------

                Service parts         $       170,162       $       153,713
                Fuel                            4,725                 4,725
                                      ---------------       ---------------

                          Total       $       174,887       $       158,438
                                      ===============       ===============

     Fuel is a significant operating expense, which can fluctuate in price as a result of variations in supply and demand in the economic markets.

4.   PROPERTY AND EQUIPMENT

     Property and equipment as of November 30, are as follows:

                                    Estimated
                                  Useful Lives
                                     (Years)         2 0 0 1         2 0 0 0
                                     -------         -------         -------

Capitalized leased - motorcoaches       15     $     7,965,625    $    6,596,375
       Leasehold improvements            6             248,989           248,989
       Machinery and equipment          5-7            103,007           103,559
       Furniture and fixtures          7-10             48,161            46,791
                                               ---------------    --------------

                                                     8,365,782         6,995,714
         Less: accumulated
                  depreciation and
                  amortization                       1,702,689         1,231,191
                                               ---------------    --------------

                  Total                        $     6,663,093    $    5,764,523
                                               ===============    ==============

     Depreciation and amortization on property and equipment charged to expense were $550,770 and $538,612 for the years ended November 30, 2001 and 2000, respectively. Accumulated amortization of capitalized leased assets total
     $1,425,552 and $1,016,785 at November 30, 2001 and 2000, respectively.

                                        9
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

5.   CAPITALIZED LEASE OBLIGATIONS

     The Company leases all of its motorcoaches from various finance companies.
     The lease agreements contain a purchase option, which management estimates will be substantially less than the fair market value of the motorcoach at the end of the lease term. It is management's intention to exercise the purchase option at the end of each lease. As a result, the present value of the remaining principal lease payments is recorded as a capitalized lease obligation.

                                                                          2 0 0 1               2 0 0 0
                                                                          -------               -------
     Total obligations under capital leases consists of - notes payable to finance companies, implicit interest rates ranging from 6% to
       12% due in various monthly installments, maturing at various
       dates through June 2008.                                        $    5,722,526     $     4,983,218

     Less current maturities                                                  787,097             606,811
                                                                       --------------     ---------------

            Total                                                      $    4,935,429     $     4,376,407
                                                                       ==============     ===============

     At November 30, 2001, future minimum principal payments under capital lease obligations are as follows:

    Years ending November 30,
          2002                                              $     1,199,330
          2003                                                    1,199,330
          2004                                                    1,858,105
          2005                                                      945,584
          2006                                                    1,146,664
          Thereafter                                                719,439
                                                            ---------------

                Total capitalized lease obligations               7,068,452

Less amounts representing interest                                1,345,926
                                                            ---------------

                Total present value of minimum
                   lease payments                           $     5,722,526
                                                            ===============

6.   RELATED PARTY TRANSATIONS

     STOCKHOLDERS' LOAN

     Due to stockholder consists of an unsecured note payable in 2002 that does not begin to accrue interest until December 1, 2001.

                                        10
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

6.   RELATED PARTY TRANSATIONS (Continued)

     DUE TO/FROM RELATED COMPANY

     Due to/from Related Company consists of unsecured, non-interest bearing loans payable/receivable with no fixed terms of repayment, therefore, deemed payable on demand. The purpose of the loans, to/from the related company, Bestway Tour and Travel, Inc., ("Bestway Tour") was to supply additional working capital to the Company as needed by each company.

     STOCK TRANSACTION

     On November 15, 2001 Loyalty United (US), Inc., ("Loyalty") a corporation controlled by the Company's Assistant Treasurer, acquired 3.59375 shares of the Company's common stock (or 2,300,000 shares after giving effect to the
     640,000 for 1 stock split which was effected on January 18, 2002) at a price per share equal to $10 (or an aggregate price of $35.94).

     CONSULTING AGREEMENT

     At the same time that Loyalty acquired the stock, Jihui Capital Services,
     Inc., ("Jihui"), a consulting firm that is wholly-owned by Loyalty, entered into a consulting agreement with the Company. Under this Agreement, Jihui has agreed to, among other things, assist the Company in locating and effecting a business combination with a corporation that files reports with the Securities and Exchange Commission under the Securities Act of 1934, as amended, and to assist the Company in the development and implementation of its business plan. Under the terms of this agreement, Jihui bills the
     Company at its standard hourly rate (currently $250/hour) for its services and is reimbursed for expenses incurred on the Company's behalf. The
     Company's agreement with Jihui has a term of 6 months and will automatically renew for successive 6 month periods. The Company or Jihui may terminate the agreement at any time by giving not less than 30 days written notice to the other party.

7.   INCOME TAXES

     The Company has implemented SFAS No. 109 "Accounting for Income Taxes", which provides for a liability approach to accounting for income taxes.
     Total deferred tax assets and liabilities as of November 30, are as follows:
                                              2 0 0 1           2 0 0 0
                                              -------           -------

             Deferred tax assets          $     1,339,680    $     1,002,546
             Deferred tax liabilities          (1,513,194)        (1,169,548)
                                          ---------------    ---------------

                   Net                    $      (173,514)   $      (167,002)
                                          ===============    ===============

     Deferred income taxes result from the effect of transactions, which are recognized in different periods for financial and tax reporting purposes.

                                        11
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

7.   INCOME TAXES (Continued)

     Deferred income taxes are recognized for the tax consequences of temporary differences by applying statutory tax rates to differences between the financial reporting and the tax bases of existing assets and liabilities.
     These temporary differences related primarily to property and equipment due to the difference between book and tax depreciation on the buses.

     The Company has federal and state net operating loss carryforwards of approximately $3,349,201 expiring in the years 2018 through 2020. The tax benefit of these net operating loss carryforwards, based on an effective tax rate of 40% is approximately $1,339,680 and $1,002,546 for November 30,
     2001 and 2000, respectively, and are shown above under the caption,
     "Deferred tax assets".

8.   SHORT-TERM BORROWINGS AND OTHER CREDIT FACILITIES

    At November 30, 2001, there were several lines of credit or other credit facilities that were in place with the Company's banks, other financial institutions and other non-related entities. The total borrowings outstanding at November 30, 2001 was $357,155. The weighted average interest rate for these short-term borrowings as of the fiscal year end November 30,
    2001 was approximately 5%.

9.   COMMITMENTS AND CONTINGENCIES

     The Company leases its terminal / maintenance facility from an unrelated party, and subleases from Bestway Tour, a related company, on a month-to-month basis its office facilities. Combined rent expense for the years ended November 30, 2001 and 2000 were $136,909 and $134,409, respectively. The following represents future minimum rental payments for its noncancelable operating leases for its terminal and maintenance facility:

              Years ending November 30,
                         2002                              $      95,000
                         2003                                    101,000
                         2004                                     17,000
                                                           -------------

                         Total                             $     213,000
                                                           =============

     LITIGATION

     The Company is subject to certain claims and lawsuits arising out of the ordinary course of doing business. The primary risks in the Company's operations are bodily risks in the Company's operations, property damage to third parties and workers' compensation and other various liability claims.

                                        12
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

9.   COMMITMENTS AND CONTINGENCIES (Continued)

     The accrued insurance claims, included in "Accounts payable and accrued expenses", represent management's estimate of the Company's potential claims costs in satisfying the deductible provision of the insurance policies for claims occurring through November 30, 2001 and 2000. This reserve is based on known facts and historical trends.

     Management believes the reserve of $25,000 to be adequate at November 30,
2001 and 2000.

10.  SUPPLEMENTAL CASH FLOW INFORMATION

     Cash paid during the year ended November 30, for:

                                                   2 0 0 1           2 0 0 0
                                                   -------           -------

     Interest                                   $      419,047    $     396,498
                                                ==============    =============

     Income taxes                               $        1,823    $       1,597
                                                ==============    =============

     NON-CASH INVESTING ACTIVITIES:

     Capitalized lease obligations incurred
        for the purchase of new buses           $    1,420,911    $   1,730,919
                                                ==============    =============

11.  SUBSEQUENT EVENTS

     On January 18, 2002, the Company filed with the New York State Department of State a Certificate to amend the Company's Certificate of Incorporation
     ("Amendment"). The amendment increased the number of authorized shares of common stock from 200 to 20,000,000 shares. The amendment also effected a
     640,000 for 1 split of the Company's issued and outstanding Common Stock.
     Therefore, as of the date of the Amendment, the 14 shares of no par value common stock that were outstanding, was restated into 8,960,000 shares of common stock, at $0.001 par value per share. The 10 shares of no par value common stock that were outstanding at November 30, 2000, were restated into
     6,400,000 shares of common stock, at $0.001 par value per share.

     To show the retroactive effect of this Amendment at November 30, 2001 and
     2000, the common stock and additional paid-in-capital accounts have been restated in these financial statements in accordance with SEC Staff
     Accounting Bulletin Topic 4:C. Accordingly, a reclassification was made for the amount equal to the par value of the increase in raised common shares, from the additional paid-in-capital in excess of par account to the common stock account. The amounts reclassified were $8,946 and $6,390 at November
     30, 2001 and 2000, respectively.

                                       13
                                ----------------

                           BESTWAY COACH EXPRESS INC.

                              Financial Statements

                                 (See Attached)

--------------------------------------------------------------------------------

                           BESTWAY COACH EXPRESS INC.

                                  MAY 31, 2002

                                    I N D E X

                                                                        Page No.

CONDENSED BALANCE SHEET                                                   F2

CONDENSED STATEMENTS OF OPERATIONS                                        F3

CONDENSED STATEMENTS OF CASH FLOWS                                        F4

CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY                               F5

NOTES TO THE CONDENSED FINANCIAL STATEMENTS                               F6

               The accompanying notes are an integral part of the
                         condensed financial statements.

                             CONDENSED BALANCE SHEET
                                                                    (Unaudited)
                                                                      May 31,
                                        Assets                        2 0 0 2
                                        ------                        -------
Current assets
     Cash and cash equivalents                                  $        32,314
     Accounts receivable, less allowance for
         doubtful accounts of $2,000                                      8,025
     Inventories                                                        222,434
     Prepaid expenses and other current assets                          135,803
     Due from related company                                           263,347
                                                                ---------------

           Total current assets                                         661,923
                                                                ---------------

Property and equipment, net                                           6,370,369
                                                                ---------------

Other assets -
     Investments in unconsolidated subsidiary - at cost                 250,000
                                                                ---------------

           Total assets                                         $     7,282,292
                                                                ===============
                      Liabilities and Stockholders' Equity
Current liabilities
     Current maturities of capitalized lease obligations        $       829,120
     Cash overdraft                                                     120,493
     Accounts payable and accrued liabilities                           567,408
     Notes payable                                                      414,375
     Deferred revenue                                                    35,275
                                                                ---------------

           Total current liabilities                                  1,966,671
                                                                ---------------

Long-term liabilities
     Capitalized lease obligations, net of current maturities         4,537,944
     Note payable                                                        75,000
     Due to stockholders and affiliate                                  316,692
     Deferred income taxes                                              173,514
                                                                ---------------

           Total long-term liabilities                                5,103,150
                                                                ---------------

           Total liabilities                                          7,069,821
                                                                ---------------

Commitments and contingencies

Stockholders' equity
     Common stock, par value $.001;
         20,000,000 shares authorized
         13,810,000 shares issued and outstanding                        13,810
     Additional paid-in-capital                                         504,690
     Deficit                                                           (306,029)
                                                              -----------------

           Total stockholders' equity                                   212,471
                                                              -----------------

           Total liabilities and stockholders' equity         $       7,282,292
                                                              =================

                                        F2

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                               Six Months Ended                   Three Months Ended
                                                   May 31,                              May 31,
                                                   -------                              -------
                                          2 0 0 2           2 0 0 1            2 0 0 2           2 0 0 1
                                          -------           -------            -------           -------

Revenues                                $   1,089,994     $   1,705,426   $      746,703     $       981,689

Operating expenses                          1,109,588         1,254,785          587,058             650,944
                                        -------------     -------------   --------------     ---------------

         Gross profit (loss)                  (19,594)          450,641          159,645             330,745

General     and     administrative
     expenses                                 196,692           113,849           80,452              52,763
                                        -------------     -------------     ------------     ---------------

         Operating income (loss)             (216,286)          336,792           79,193             277,982
                                        -------------     -------------     ------------     ---------------

Other income (expense)
    Interest income                             2,008               335            -                     335
    Interest expense                         (278,869)         (231,271)        (144,308)           (112,114)
                                        -------------     -------------     ------------     ---------------

         Total other (expense)               (276,861)         (230,936)        (144,308)           (111,779)
                                        -------------     -------------     ------------     ---------------

         Net profit (loss)              $    (493,147)    $     105,856     $    (65,115)    $       166,203
                                        =============     =============     ============     ===============

Income  (loss)  per share of common
    stock                               $       (.04)     $       .02       $       (.01)    $           .03
                                        =============     =============     ============     ===============

 Weighted      average      shares
     outstanding                           11,015,978         6,400,000        9,999,290           6,400,000
                                        =============     =============     ============     ===============

                                        F3

                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                            (Unaudited)
                                                                     Six Months Ended May 31,
                                                                     ------------------------
                                                                      2 0 0 2              2 0 0 1
                                                                      -------              -------

Cash flows from operating activities:
    Net income (loss)                                           $      (493,147)     $       105,856
    Adjustment to reconcile net income to net cash
         provided by operating activities:
         Depreciation and amortization                                  292,724              254,479
    Changes in operating assets and liabilities:
         Accounts receivable, net                                        10,680               51,916
         Inventory                                                      (47,547)              (4,850)
         Prepaid expenses and other current assets                      203,706              130,391
         Accounts payable and accrued liabilities                        28,174              (99,534)
         Deferred revenue                                                35,275                -
                                                                ---------------      -----------

         Net cash provided by operating activities                       29,865              438,258
                                                                ---------------      ---------------

Cash flows from investing activities
    Investment                                                         (250,000)               -
     Purchases of property and equipment                                 -                      (817)
                                                                ---------------      ----------------

        Net cash used in investing activities                          (250,000)                (817)
                                                                ---------------      ----------------

Cash flows from financing activities
     Cash overdraft                                                     (44,942)             (86,470)
     Proceeds from short-term borrowings, net                            57,220              116,696
     Proceeds from long-term borrowings, net                             75,000                -
     Due from related company                                           (49,153)            (127,182)
     Due to stockholder                                                  52,543                2,991
     Repayment of capitalized lease obligations                        (355,462)            (313,282)
     Proceeds from issuance of common stock                             485,000               -
                                                                ---------------      ----------

        Net cash provided by (used in) financing activities             220,206             (407,247)
                                                                ---------------      ---------------

Net increase in cash and cash equivalents                                    71               30,194

Cash and cash equivalents - beginning of period                          32,243                2,322
                                                                ---------------      ---------------

Cash and cash equivalents - end of period                       $        32,314      $        32,516
                                                                ===============      ===============

Noncash investing and financing activities:
     Capital lease obligations incurred
        for the purpose of new equipment                        $        -           $       688,100
                                                                ===============      ===============

                                        F4

                           BESTWAY COACH EXPRESS INC.

                   CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY

                      FOR THE SIX MONTHS ENDED MAY 31, 2002
                                   (UNAUDITED)

                                    Common Stock
                                    ------------                   Additional          Retained
                              Number                               Paid-in             Earnings/
                             Of Shares             Amount          Capital             (Deficit)            Total
                             ---------             ------          -------             --------             -----

Balance at November 30,          8,960,000      $       8,960     $      24,540      $     187,118     $     220,618
2001

Shares of Bestway stock
issued at $.10 -
April 8, 2002 through            4,850,000              4,850           480,150                              485,000
May 31, 2002

Net loss six months ended
May 31, 2002                                                                              (493,147)         (493,147)
                           ---------------      -------------     -------------      -------------     -------------

Balance at May 31, 2002         13,810,000      $      13,810     $     504,690      $    (306,029)    $     212,471
                           ===============      =============     =============      =============     =============

                                        F5

                           BESTWAY COACH EXPRESS INC.

                   NOTES TO THE CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                  MAY 31, 2002

     The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the
     United States of America for interim financial information and with the instructions to Form 10-QSB and Item 310 of Regulation S-B. Accordingly,
     they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The accounts of the Company and all of its subsidiaries are included in the condensed consolidated financial statements. All significant intercompany accounts and transactions are eliminated in consolidation. Operating results for the interim periods are not necessarily indicative of the results that may be expected for the year ending November 30, 2002.

1.   BUSINESS DESCRIPTION

     ORGANIZATION

     Bestway Coach Express Inc. ("Bestway") was incorporated on August 4, 1997, in New York State. Bestway provides motorcoach transportation services. The majority of Bestway's revenues are derived from contracts with casinos to provide transportation services between Atlantic City, New Jersey,
     Connecticut and New York City. Bestway also provides charter services that are arranged by various tour agencies.

     Bestway's arrangement with the independent agents representing the casinos are oral arrangements that could be terminated by either party at any time.
     The permanent loss of any of these casinos, without the retention of new casino customers that generate equivalent or better revenues, would have a material adverse effect on Bestway's financial condition.

     Bestway operates in a leased terminal and maintenance facility in Brooklyn,
     NY and a leased administrative office in Manhattan, NY. Bestway is subject to regulation by the Department of Transportation (the "DOT") and certain state regulations. The Surface Transportation Board and the Federal Highway
     Administration, (the "FHWA") can impose civil penalties upon companies for violations of applicable regulatory requirements. The FHWA may suspend, amend or revoke a company's motorcoach operator's registration for an operator's substantial failure to comply with applicable regulations.
     Management believes that it has conducted its operations in substantial compliance with applicable regulations and does not believe that ongoing compliance with such regulations will require it to make substantial capital expenditures.

     Bestway's entire fleet of 23 motorcoaches is leased, generally under long-term capitalized leases for a term of seven years. Bestway considers a motorcoach to be a "late model vehicle" during its first seven years of operations.

                                        F6

2.       FINANCIAL RESULTS AND LIQUIDITY

     Management is currently in the process of executing a reverse merger described in Note 6 and believes that the Company will generate operating cash flow once its business strategy is fully implemented; however, substantial funding is still required in order to execute such business plan. In addition, there can be no assurance that management will be successful in implementing its business plan or that the successful implementation of such business plan will actually improve the Company's operating results.

     The continued existence of Bestway is principally dependent on its ability to raise additional capital. Management is currently contemplating an additional sale of its common stock in an effort to raise $5 million;
     however, there are currently no commitments in place from prospective investors and there can be no assurance that management will be successful in its efforts to raise additional capital, the Chief Executive Officer and
     Principal Stockholder of the Company has made a commitment to provide the
     Company with financing sufficient enough for it to sustain its operations through at least May 31, 2003.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less as cash equivalents.

     INVENTORIES

     Inventories consist of motorcoach replacement parts and diesel fuel.
     Inventory cost is stated at the lower of cost or market with costs determined using the average cost method.

     PROPERTY AND EQUIPMENT

     Property and equipment, including capitalized leases, are recorded at cost.
     Depreciation is recorded over the estimated useful lives. The Company principally uses the straight-line method of depreciation for financial reporting purposes and accelerated methods and useful lives for tax reporting purposes. Maintenance costs are expensed as incurred, and renewals and betterments are capitalized. The Company's management continually evaluates whether circumstances have occurred that indicate that the remaining estimated useful lives of property and equipment may warrant revision or that the remaining balance may no longer be recoverable.

                                        F7

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     CONCENTRATION OF CREDIT RISKS

     The Company provides services generally in the New York City, New Jersey and Connecticut metropolitan areas. The Company's accounts receivable consist of receivables from casinos and various tour agencies. Management performs ongoing credit evaluations on customers and provides allowances for bad debts when considered necessary.

     REVENUE RECOGNITION

     Motorcoach revenues are derived from fees charged under contracts and other arrangements for motorcoach services. The Company recognizes revenue when the service is provided. A liability for receipts from services sold but not yet earned is recorded as unredeemed services and included under the caption "Deferred revenue" on the balance sheet.

     INCOME TAXES

     Income taxes are provided for under the liability method considering the tax effects of transactions reported in the financial statements, which are different from the tax return. Deferred income tax assets and liabilities represent the future tax consequences of those differences, which will be either taxable or deductible when the underlying assets or liabilities are recovered or settled.

     LOSS PER SHARE

     Basic loss per common share ("LPS") is calculated by dividing net loss by the weighted average number of common shares outstanding during the period.

     INSURANCE COVERAGE

     Bestway maintains comprehensive vehicle liability, general liability, workers' compensation and property insurance to insure its assets and operations, with some claims subject to certain deductibles and no deductibles for other claims. Bestway's management continually evaluates the adequacy of its insurance and whether a reserve for outstanding claims, not covered by the Company's present insurance coverage and when certain insurance deductibles are not met, is warranted.

     Insurance is a significant operating expense and has increased significantly in 2002.

                                        F8

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     ENVIRONMENTAL RESERVES

     Bestway's operations are subject to various federal, state and local environmental laws and regulations governing vehicle emissions, above ground fuel tanks and the storage, use and disposal of hazardous materials and hazardous waste in connection with its in-house maintenance operations.
     These laws include the Water Pollution Control Act, the Clean Air Act, the
     Resource Conservation and Recovery Act, the Comprehensive Environmental
     Response, Compensation and Liability Act and various state and local laws.
     The Company has a 6,000 gallon above ground storage tank at the Brooklyn garage depot. The Company also washes their motorcoaches at its Brooklyn garage depot and the resulting waste must be disposed of in accordance with regulatory requirements. In the event of a spill, the Company would be responsible for the cost of the clean up, which could be significant.

     Bestway's management continually evaluates whether circumstances have occurred that indicate that its maintenance facility could be identified for potential clean up and/or remediation work. On May 31, 2002, management determined that there were no existing or pending environmental liabilities.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     SIGNIFICANT ESTIMATES

     Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of receivables, leasehold improvements, inventory, liability and other reserves, and the useful lives for amortization and depreciation.

     ADVERTISING COSTS

     All costs associated with advertising and promoting the Company are expensed in the year incurred. Advertising expense was not material for the six and three months ended May 31, 2002 and 2001.

     RECLASSIFICATION

     Certain accounts in the prior period financial statements have been reclassified for comparative purposes to confirm with the presentation in the current period financial statements. These reclassifications have no effect on previously reported income.

                                        F9

4.   INVENTORIES

     Inventories as of May 31, 2002 are as follows:

                                                        2 0 0 2
                                                        -------

                Service parts                        $       217,709
                Fuel                                           4,725
                                                     ---------------

                          Total                      $       222,434
                                                     ===============

     Fuel is a significant operating expense, which can fluctuate in price as a result of variations in supply and demand in the economic markets.

5.   PROPERTY AND EQUIPMENT

     Property and equipment as of May 31, 2002 are as follows:

                                    Estimated
                                           Useful Lives
                                              (Years)             2 0 0 2
                                              -------             -------

Capitalized leased - motorcoaches                15         $     7,965,625
      Leasehold improvements                      6                 248,989
      Machinery and equipment                    5-7                103,007
      Furniture and fixtures                    7-10                 48,161
                                                            ---------------

                                                                  8,365,782
         Less: accumulated
                  depreciation and
                  amortization                                    1,995,413
                                                            ---------------

                  Total                                     $     6,370,369
                                                            ===============

     Depreciation and amortization on property and equipment charged to expense was $292,724 and $254,479 for the six months ended May 31, 2002 and 2001, respectively. Accumulated amortization of capitalized leased assets was
     $1,691,073 as of May 31, 2002.

                                        F10

                           BESTWAY COACH EXPRESS INC.

                   NOTES TO THE CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                  MAY 31, 2002

6.   INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

     On April 23, 2002, Bestway acquired 7,000,000 shares of common stock of
     Atlas-Republic Corporation ("Atlas") from an officer/stockholder
     ("officer"), who, prior to the acquisition of the shares by Bestway, was the sole officer, and director of Atlas and its controlling stockholder.
     The 7,000,000 shares represent approximately 75% of Atlas' issued and outstanding common stock at April 23, 2002.

     Bestway acquired the shares pursuant to a Stock Purchase Agreement with the officer and the purchase price for the shares was $250,000 or approximately
     $.0357 per share. Also, in connection with the acquisition of the shares,
     Bestway loaned Atlas $101,500 to pay off the loan balance from the officer and some of Atlas' accrued liabilities. This loan is evidenced by a promissory note, dated April 23, 2002, by Atlas in favor of Bestway. The note bears interest at the simple rate of 8% and is due and payable in full with interest on April 23, 2003. This loan is shown under the caption "Due from related company".

     Atlas was incorporated on January 28, 1987 under the laws of the State of
     Colorado. Prior to 1997, the Company through its subsidiary, Geda
     Laboratories (Canada) Limited ("Geda"), had acquired the exclusive distribution rights in Canada to certain proprietary products, including a topical (skin) barrier lotion and an antiseptic spermicide. Geda purchased inventory stocks of these products and aggressively tried to market and sell these products. Since 1997, Geda has been inactive and in April 2002 was dissolved.

     Atlas is currently a "blank check" company and has not yet commenced an active trade or business other than the acquisition of capital for general and administrative expenses and registration of its securities under the
     Securities Exchange Act of 1934. During this period, Atlas received no operating revenues. Atlas' general and administrative expenses consist primarily of professional fees.

     Upon Atlas' shareholders' voting approval in its upcoming sotckholders'
     meeting and as described in Schedule 14C Information Statement filed with the Securities and Exchange Commission, Atlas will change its name to AMCO
     Transport Holdings ("AMCO"). AMCO will then exchange 28,000,000 of its shares for all of Bestway's outstanding stock ("reverse merger"). Bestway will become a wholly-owned subsidiary of AMCO and Bestway's stockholders will own approximately 92% of AMCO's outstanding stock and the existing stockholders of AMCO will own the remaining 8%.

     Bestway owns beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of Atlas. Accordingly, if the directors of Bestway voted their shares uniformly, they would have the ability to control the approval of the stock exchange between Atlas and
     Bestway described above.

                                        F11

6.   INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

     The reverse merger with Atlas has not yet taken place, therefore, the investment in Atlas is currently being accounted for using the cost method of accounting for investments.

     A summary of Atlas' assets and liabilities at May 31, 2002 was as follows:

              Total assets                                      $        -
              Total liabilities assumed                               101,500
                                                                -------------

              Fair market value (net assets) of Atlas           $    (101,500)
                                                                =============

7.   CAPITALIZED LEASE OBLIGATIONS

     The Company leases all of its motorcoaches from various finance companies.
     The lease agreements contain a purchase option, which management estimates will be substantially less than the fair market value of the motorcoach at the end of the lease term. It is management's intention to exercise the purchase option at the end of each lease. As a result, the present value of the remaining principal lease payments is recorded as a capitalized lease obligation.

                                                                                   2 0 0 2
                                                                                   -------
        Total obligations under capital leases consists of - notes payable to finance companies, implicit interest rates ranging from 6% to
           12% due in various monthly installments, maturing at various
           dates through June 2008.                                            $     5,367,064

        Less current maturities                                                        829,120
                                                                               ---------------

               Total                                                           $     4,537,944
                                                                               ===============

8.   RELATED PARTY TRANSATIONS

     STOCKHOLDERS' LOAN

     Due to stockholder consists of an unsecured note payable in 2002 that does not begin to accrue interest until June 1, 2002.

                                        F12

8.   RELATED PARTY TRANSATIONS (Continued)

     DUE TO/FROM RELATED COMPANY

     Due to/from related company consists of unsecured non-interest bearing loans, payable/receivable, with no fixed terms of repayment, therefore, deemed payable on demand. The purpose of the loans, to/from the related company, Bestway Tour and Travel, Inc., ("Bestway Tour") was to supply additional working capital to the Company as needed by each company.

     STOCK TRANSACTION

     On November 15, 2001 Loyalty United (US), Inc., ("Loyalty") a corporation controlled by the Company's Assistant Treasurer, acquired 3.59375 shares of
     Bestway's common stock (or 2,300,000 shares after giving effect to the
     640,000 for 1 stock split which was effected on January 18, 2002) at a price per share equal to $10 (or an aggregate price of $35.94).

     CONSULTING AGREEMENT

     At the same time that Loyalty acquired the stock, Jihui Capital Services,
     Inc., ("Jihui"), a consulting firm that is wholly-owned by Loyalty, entered into a consulting agreement with Bestway. Under this Agreement, Jihui has agreed to, among other things; assist Bestway in locating and effecting a business combination with a corporation that files reports with the
     Securities and Exchange Commission under the Securities Act of 1934, as amended, and to assist the Company in the development and implementation of its business plan. Jihui is currently performing consulting services regarding the reverse merger between Bestway and Atlas. Under the terms of this agreement, Jihui bills the Company at its standard hourly rate
     (currently $250/hour) for its services and is reimbursed for expenses incurred on the Company's behalf. The Company's agreement with Jihui has a term of 6 months and will automatically renew for successive 6 month periods. The consulting fees for the six and three months ended May 31,
     2002 were $57,124 and $21,604, respectively. Bestway or Jihui may terminate the agreement at any time by giving not less than 30 days written notice to the other party.

                                        F13

9.   INCOME TAXES

     The Company has implemented SFAS No. 109 "Accounting for Income Taxes", which provides for a liability approach to accounting for income taxes.
     Total deferred tax assets and liabilities as of May 31, 2002 are as follows:

                 Deferred tax assets                         $     1,339,680
                 Deferred tax liabilities                         (1,513,194)
                                                             ---------------

                       Net                                   $      (173,514)
                                                             ===============

     Deferred income taxes result from the effect of transactions, which are recognized in different periods for financial and tax reporting purposes.

     Deferred income taxes are recognized for the tax consequences of temporary differences by applying statutory tax rates to differences between the financial reporting and the tax bases of existing assets and liabilities.
     These temporary differences related primarily to property and equipment due to the difference between book and tax depreciation on the buses.

10.  SHORT-TERM BORROWINGS AND OTHER CREDIT FACILITIES

     At February 28, 2002 and November 30, 2001, there were several lines of credit or other credit facilities that were in place with Bestway's; banks, other financial institutions and other non-related entities. The total borrowings outstanding at May 31, 2002 were $489,375. The weighted average interest rate for these short-term borrowings as of May 31 2002 was approximately 8%.

     LITIGATION

     Bestway is subject to certain claims and lawsuits arising out of the ordinary course of doing business. The primary risks in Bestway's operations are bodily risks in the Company's operations, property damage to third parties and workers' compensation and other various liability claims.

     The accrued insurance claims, included in "Accounts payable and accrued expenses", represent management's estimate of Bestway's potential claims costs in satisfying the deductible provision of the insurance policies for claims occurring through May 31, 2002. This reserve is based on known facts and historical trends.

     Management believes the reserve of $25,000 to be adequate at May 31, 2002.

                                        F14

11.  SUPPLEMENTAL CASH FLOW INFORMATION

     Cash paid during the six months ended May 31, for:

                                             2 0 0 2            2 0 0 1
                                             -------            -------

     Interest                             $      278,869     $      231,271
                                          ==============     ==============

     Income taxes                         $      -           $ -
                                          ==============     ==============

12.  SUBSEQUENT EVENTS

     On July 1, 2002, Mid-Continental Securities Corp. exercised its common stock purchase warrant for the purchase of 200,000 shares of common stock.
     The warrant had an exercise price of $.03 per share and resulted in gross proceeds of $6,000.

     On August 2, 2002, Bestway was orally notified by the independent agent for
     Bally's Resort and Casino that Bally's has temporarily suspended Bestway's current arrangement with the casino. According to the subsequent written notice received from Bally's independent agent on August 23, 2002, the 56 weekly line runs to the casino will be suspended during the period from
     August 3, 2002 through September 30, 2002. During the six months and three months ended May 31, 2002, revenue from this customer totaled $810,796
     (74%) and $436,902 (59%), respectively.

     On June 17, 2002, Bestway was retained by Mohegan Sun Casino and Resort through its independent agent to provide 42 line runs per week to the casino from Chinatown, New York. This arrangement could provide approximately $1,204,500 in revenue on an annual basis to Bestway.

                                        F15

--------------------------------------------------------------------------------

                                   PROPOSAL 5

                  ADOPTION OF THE AMCO TRANSPORT HOLDINGS, INC.
                                 2002 STOCK PLAN

         On April 23, 2002, the board of directors of AMCO Transport Holdings,
Inc., our board and Atlas-Republic Corporation as sole stockholder of AMCO
Transport Holdings, Inc., adopted the 2002 Stock Plan, subject to the receipt of shareholder approval of the plan by our shareholders (i.e., the shareholders of
Atlas-Republic Corporation) within one year of its adoption. The principal terms of the plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix G.

Summary Description of the Plan

         Purpose. The purpose of the plan is to secure for AMCO and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, AMCO and its subsidiary corporations who are expected to contribute to our future growth and success. The plan permits grants of options to purchase shares of common stock and awards of shares of common stock that are restricted (i.e., subject to a repurchase right in favor of AMCO).

         Administration. The plan will be administered by the board of directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law). The board or the committee is referred to in this description of the plan as the "Committee". The Committee will have the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria.
The Committee will make all other determinations necessary or advisable for the administration of the plan.

         Eligibility. Options and restricted shares may be granted under the plan to persons who are, at the time of grant, in a business relationship with
AMCO; provided, that incentive stock options may only be granted to individuals who are employees of AMCO (within the meaning of Section 3401(c) of the Internal
Revenue Code). The plan defines business relationship as a relationship in which a person is serving AMCO, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant. Therefore, the following two general classes of persons will be able to receive awards under the plan: (1) the employees, officers and directors of AMCO, Bestway and future subsidiaries or parents of AMCO and (2) advisors and consultants to AMCO,
Bestway and future subsidiaries or parents of AMCO. Currently, only the 30 employees of Bestway fall into the first class of persons eligible to receive awards under the plan. Included among the 30 employees of Bestway are AMCO's officer's and directors, namely, Wilson Cheng (CEO, President, Treasurer and
Chairman), Vivian Cheng (EVP and Director), Kelvin Chan (COO, General Manager
and Director), Ronald Lui (Assistant Treasurer) and Jovi Chen (Vice President of
Sales and Marketing). These persons hold identical positions with Bestway and
Atlas. Currently, AMCO and Bestway use the services of four consultants who are included in the second class of persons eligible to receive awards under the plan. Bestway's uses 15 independent contractors who drive busses for Bestway.
These independent contractors are not employees, officers or directors, nor are they advisors or consultants and, therefore, they are not eligible to receive awards under the plan. If AMCO acquires other entities in the future as it intends to do, the employees, officers and directors of the acquired entities and their consultants and advisors would also become eligible to receive awards under the plan. The eligible participants described above could receive awards in the form of nonqualified stock options or restricted stock. Only employees of
AMCO, Bestway or future subsidiaries or parents of AMCO could receive incentive stock options.

         Shares Available for Awards. The maximum aggregate number of restricted shares or shares of common stock that may be issued upon the exercise of options awarded under the plan is 20,000,000 subject to adjustment as described below.
No employee will be granted options for more than 2,000,000 shares of common stock, or awarded more than 2,000,000 restricted shares under the plan in any one fiscal year, subject to adjustments as described below.

         The number and kind of shares available under the plan are subject to adjustment in the event of reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

         Vesting and Option Periods. Except as may be provided in an applicable option agreement or restricted stock purchase agreement, no option or restricted stock award made to a reporting person (for purposes of Section 16(b) of the
Exchange Act) under the plan may be exercisable or may vest until at least six months after the date of grant, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on the date determined by the Committee, but not later than 10 years after the date of grant.

         Transferability. The plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant (or, if the participant has suffered a disability, his or her legal representative)
may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

         Option Grants.
         -------------

         An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Internal Revenue Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and the option by its terms is not exercisable after expiration of five years from the date such option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the plan or any other plan), the options will be treated as nonqualified stock options.

         Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of exercise (i) by delivery of shares of common stock having a fair market value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the board of directors)
which the board of directors determines are consistent with the purpose of the plan and with applicable laws and regulations or (iii) by any combination of these methods of payment.

         Restricted Stock Awards

         The Committee may from time to time in its discretion award restricted shares to and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for restricted shares. At the time an award of restricted shares is made, the Committee is required to establish a period of time applicable to the award which cannot be less than one year nor more than ten years. Each award of restricted shares may have a different restricted period. In lieu of establishing a restricted period, the Committee may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period with respect to all or any portion of the restricted shares. Such conditions may include, without limitation, the death or disability of the employee to whom restricted shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan or termination of the employee's employment other than for cause, or the occurrence of a change in control. These conditions may also include performance measures. The Committee may also, in its discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares at any time after the date the award is made.

         Holders of restricted shares generally have the rights and privileges of a shareholder as to the restricted shares, including the right to vote restricted shares, except that the following restrictions apply: (i) with respect to each restricted share, the employee is not entitled to delivery of an unlegended certificate until the expiration or termination of the restricted period, and the satisfaction of any other conditions prescribed by the
Committee, relating to such restricted share; (ii) with respect to each restricted share, the share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the restricted period, and the satisfaction of any other conditions prescribed by the
Committee, relating to such restricted share (except, subject to the provisions of the employee's stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii)
all of the restricted shares as to which restrictions have not at the time lapsed will be forfeited and all rights of the employee to those restricted shares will terminate without further obligation on the part of the company unless the employee has remained a regular full-time employee of the company or any of its subsidiaries, or a consultant to the company or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee applicable to the restricted shares.

         Termination of Employment.
         -------------------------

         Generally, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's business relationship) at any time within three (3) months following the termination of the optionee's business relationship with the company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option will expire immediately upon termination. The Committee has the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.

         No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the company, except that: (i) an incentive stock option may be exercised within the period of three months after the date the optionee ceases to be an employee of the company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to the option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the plan; (ii) if the optionee dies while in the employ of the company, or within three months after the optionee ceases to be such an employee, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the company, the incentive stock option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         Recapitalizations, Mergers and Related Transactions.
         ---------------------------------------------------

         If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,
(i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the company, or
(ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment is made in (x) the maximum number and kind of shares reserved for issuance under the plan, (y) the number and kind of restricted shares granted and shares or other securities subject to any then outstanding options under the plan, and (z) the exercise price for each share subject to any then outstanding options under the plan, without changing the aggregate purchase price as to which such options remain exercisable.

         If the company is the surviving corporation in any reorganization, merger or consolidation of the company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

         If there is a consolidation or merger in which the company is not the surviving corporation, or sale of all or substantially all of the assets of the company in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the company (collectively, a "Corporate
Transaction"), the board of directors of the company, or the board of directors of any corporation assuming the obligations of the company, may, in its discretion, take any one or more of the following actions, as to outstanding options and restricted shares: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a
Corporate Transaction under the terms of which holders of the common stock will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction
Price times the number of shares of common stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the
Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on restricted shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

         Termination of or Amendments to the Plan. The authority to grant new options under the plan will terminate on April 23, 2012, unless the plan is terminated prior to that time by the board of directors. Such termination typically will not affect rights of participants which accrue prior to such termination. The board of directors may at any time, and from time to time, modify or amend the plan in any respect, except that if at any time the approval of the shareholders of the company is required under Section 422 of the Code or any successor provision with respect to incentive stock options, or under Rule
16b-3, the board of directors may not effect such modification or amendment without such approval. Amendments to the plan will not, without the written consent of a participant, adversely affect such participant's rights under an option previously granted.

Federal Income Tax Consequences of Awards under the Plan

         The federal income tax consequences of the plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

         Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The company will not be entitled to any further deduction at that time.

         Incentive Stock Options. An employee who is granted an incentive stock option under the plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a
"Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee's death. Unlike the case in which a nonqualified stock option is exercised, the company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

         Restricted Stock Awards. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income; and the company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

         If a participant makes an election pursuant to Section 83(b) of the
Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the Fair Market
Value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation.
However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

         We anticipate that we will grant options under the plan to our employees, directors and consultants in fiscal year 2002. Our board has not yet determined the amount or extent of such option grants. We cannot determine at this time how many options would have been granted had the plan been in effect for last fiscal year.

         Upon consummation of the share exchange with Bestway as described in proposal number 4 above, approximately 35 people, including our employees, directors and consultants, are eligible to participate in the plan.

         Our board of directors recommends that you vote FOR the approval of the
AMCO Transport Holdings, Inc. 2002 Stock Plan. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part.
This information statement is being sent to you for informational purposes only.
We Are Not Asking For A Proxy And You Are Requested Not To Send Us A Proxy.

                                 PROPOSAL NO. 6

                    APPROVAL OF AMCO TRANSPORT HOLDINGS, INC.
                      2002 EMPLOYEE STOCK COMPENSATION PLAN

         On April 23, 2002, the board of directors of AMCO Transport Holdings,
Inc., our board and Atlas-Republic Corporation as sole stockholder of AMCO
Transport Holdings, Inc., adopted the 2002 Employee Stock Compensation Plan, subject to the receipt of shareholder approval of the plan by our shareholders
(i.e., the shareholders of Atlas-Republic Corporation) within one year of its adoption. The principal terms of the plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix H.

Summary Description of the Plan

         Purpose of this Plan.
         --------------------

         This 2002 Employee Stock Compensation Plan is intended to further our growth and advance our best interests and those of our affiliates by supporting and increasing our ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in those persons, and to stimulate the active interest of those persons in our development and success and the development and success of our affiliates. The plan provides for stock compensation through the award of our common stock.

         Administration of the Plan.
         --------------------------

         Our board of directors or a compensation committee that we create in the future will be responsible for the administration of this plan, and will have sole power to award our common shares under this plan. The board (or the compensation committee) has full authority and sole and absolute discretion to interpret the plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering the plan. The determination of those eligible to receive an award of shares under the plan rests in the sole discretion of the board (or the compensation committee). Awards of common shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to a participant. The board (or the compensation committee) may correct any defect, supply any omission or reconcile any inconsistency in the plan in the manner and to the extent it deems necessary to carry the plan into effect. Any decision made, or action taken, by the board (or the compensation committee) arising out of or in connection with the interpretation and administration of the plan is final and conclusive.

         Stock Subject to the Plan.
         -------------------------

         The maximum number of shares available for issuance under the plan is
20,000,000.

         Persons Eligible to Receive Awards.
         ----------------------------------

         The plan provides that awards may only be granted to "Employees," which term is defined as (i) our (and our affiliates') executive officers, our (and our affiliates') officers and directors (including our (and our affiliates')
advisory and other special directors); (ii) our (and our affiliates') full-time and part-time employees; (iii) natural persons engaged by us or our affiliates as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by us or our affiliates. Bestway is an affiliate of AMCO and, therefore, its executive officers, directors, employees, consultants, advisors, agents, lawyers and accountants would be eligible to receive awards under the plan. Currently,
Bestway has 30 employees and 15 independent contractors (bus drivers) who could receive awards under the Plan. Included among the 30 employees of Bestway are
AMCO's officer's and directors, namely, Wilson Cheng (CEO, President, Treasurer and Chairman), Vivian Cheng (EVP and Director), Kelvin Chan (COO, General
Manager and Director), Ronald Lui (Assistant Treasurer) and Jovi Chen (Vice
President of Sales and Marketing). These persons hold identical positions with
Bestway and Atlas. Currently, AMCO and Bestway use the services of four consultants who are also included among the class of persons eligible to receive awards under the plan. If AMCO acquires other entities in the future as it intends to do, the executive officers, directors, employees, consultants, advisors, agents, lawyers and accountants of the acquired entities would also become eligible to receive awards under the plan. The eligible participants specified above could receive awards in the form of shares of AMCO common stock under the plan.

         Grants or Awards of Plan Shares.
         -------------------------------

         Our board (or a compensation committee) has complete discretion to determine when and to which eligible participants shares may be granted, and the number shares to be awarded to each eligible participant. A grant to an eligible participant may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. Shares awarded other than for services rendered will be sold at not less than the fair value of the shares on the date of grant. No grant will be made if, in the judgment of the board (or the compensation committee), a grant would constitute a public distribution within the meaning of the Securities Act or the rules and regulations promulgated under the Securities Act.

         Assignability.
         -------------

         An award of shares under the plan may not be assigned. The shares delivered pursuant to the award may be assigned only after those shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

         Amendment and Termination of the Plan.
         -------------------------------------

         The board (or the compensation committee) may suspend or terminate the plan at any time or from time to time, the suspension or termination will not adversely affect the rights of a person granted an award under the plan prior to that date. Otherwise, the plan will terminate on the earlier of April 23, 2012 or the date when all reserved plan shares have been issued. The board may amend the plan; however, the board does not have the authority to extend the term of the plan or to amend the definition of "Employee" contained in the plan.

         Reorganizations and Recapitalizations.
         -------------------------------------

         The shares of our common stock subject to the plan are shares of the common stock of AMCO Transport Holdings, Inc. as currently constituted. If, and whenever, AMCO effects a subdivision or consolidation of shares or other capital readjustment, the payment of a common stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of common stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of common stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

         Our issuance of shares of common stock of any class, or securities convertible into shares of common stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of our shares or our obligations convertible into or exchangeable for shares of our Common Stock or our other securities, shall not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to the plan.

         Federal Income Tax Consequences of Awards under the Plan

         The federal income tax consequences of the plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

         An award of shares will be taxable as ordinary income to the participant at the time that the award is made in an amount equal to the value of the stock subject to award minus any amount the participant paid for the stock. We are entitled to a deduction at the time and to the extent that the participant recognizes ordinary income.

         We anticipate that we will award stock to eligible participants under the plan in fiscal year 2002. Our board has not yet determined the amount or extent of such awards. We cannot determine at this time how many awards would have been granted had the plan been in effect for last fiscal year.

         Upon consummation of the share exchange with Bestway as described in proposal number 4 above, approximately 35 people, including our employees, directors and consultants, are eligible to participate in the plan.

         Our board of directors recommends that you vote FOR the approval of the
AMCO Transport Holdings, Inc. 2002 Employee Stock Compensation Plan.
Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting.
Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. We Are Not Asking For A Proxy
And You Are Requested Not To Send Us A Proxy.

                                 PROPOSAL NO. 7

                APPROVAL OF A CHANGE OF OUR INDEPENDENT AUDITORS
             TO LIVINGSTON, WACHTELL & CO., LLP FOR FISCAL YEAR 2002

         The firm of Larry O'Donnell, CPA, P.C. served as the independent auditor for Atlas-Republic Corporation for the fiscal year ended December 31,
2001 and 2000. Atlas-Republic Corporation has appointed Livingston, Wachtell &
Co., LLP as independent auditors for the year ending December 31, 2002.

         Effective as of May 14, 2002, we engaged Livingston, Wachtell & Co.,
LLP as our principal independent accountants to audit our financial statements for the year ending December 31, 2002 and we simultaneously dismissed Larry
O'Donnell, CPA, P.C., the firm that audited our accounts for the fiscal years ended December 31, 2001 and December 31, 2000.

         For either of the past two fiscal years, the report of the former independent accountants, Larry O'Donnell, CPA, P.C., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         The change in the Company's independent accountants was approved by the
Company's Board of Directors. If the share exchange described in Proposal No. 4 is consummated, Bestway will become our wholly-owned operating subsidiary. Our
Board of Directors determined that our auditing needs could be more efficiently handled by Livingston, Wachtell & Co., LLP since Livingston, Wachtell & Co., LLP is already the independent auditor of Bestway.

         During the two most recent fiscal years, and any subsequent period prior to engaging Livingston, Wachtell & Co., LLP, neither Atlas nor, to the best of Atlas' knowledge, anyone acting on Atlas' behalf, consulted Livingston,
Wachtell & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Atlas' financial statements, and either a written report was provided to Atlas or oral advice was provided that the new accountant concluded was an important factor considered by Atlas in reaching a decision as to the accounting, auditing or financial reporting issue;
or (ii) any matter that was subject of a disagreement (as defined in paragraph
304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

         Larry O'Donnell, CPA, P.C. furnish the Commission a letter stating that it agrees with the above statements. A copy of that letter is attached to this
Information Statement as Appendix I.

         Representatives of Livingston, Wachtell & Co., LLP are expected to be present at the meeting and they will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

         Our board of directors recommends that you vote FOR the ratification of
Livingston, Wachtell & Co., LLP as our auditors for the fiscal year ending
December 31, 2002. Stockholders owning a majority in interest of our common stock have already indicated that they will vote in favor of all proposals at the meeting. Therefore, no action is required on your part. This information statement is being sent to you for informational purposes only. We Are Not
Asking For A Proxy And You Are Requested Not To Send Us A Proxy.

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-KSB for the year ended December
31, 2001 and our quarterly reports on Form 10-QSB for the quarters ended March
31, 2002 and June 30, 2002 are attached to this information statement as
Appendix F. The Form 10-KSB includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the Securities Exchange Act of
1934.

                       DOCUMENTS INCORPORATED BY REFERENCE

         Our Annual Report on Form 10-KSB for the year ended December 31, 2001, which is attached to this information statement as Appendix F, is incorporated herein by reference, including:

       a--Item 6. Management's Discussion and Analysis or Plan of Operation; and

       b--Item 7. Financial Statements.

         The Appendices to this Information Statement are incorporated into this
Information Statement by this reference.

         The enclosed Information Statement is being distributed by our board of directors. The cost of distribution will be borne by us. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

                                    DIVIDENDS

         We have never paid dividends with respect to our common stock and currently do not have any plan to pay cash dividends in the future. There are no contractual restrictions on our present or future ability to pay dividends.
Future dividend policy is subject to the discretion of our board of directors and is dependent upon a number of factors, including future earnings, capital requirements and our financial condition. The Colorado Business Corporation Act provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated
capital plus amounts constituting a liquidation preference to other security holders.

                                   AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-QSB for that fiscal year were $1,390.

                    FINANCIAL INFORMATION SYSTEMS DESIGN AND
                     IMPLEMENTATION FEES AND ALL OTHER FEES

         Our principal accountant for the year ended December 31, 2001, Larry
O'Donnell, CPA, P.C., did not bill us any amount for (i) services relating to the design or implementation of hardware or software systems that aggregate source data underlying our financial statements or similar design or implementation services or (ii) any services other than audit and review services described above under the caption "AUDIT FEES."

APPENDIX A

Article 113 of the Colorado Business Corporation Act

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1)      "BENEFICIAL SHAREHOLDER" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)      "CORPORATION" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3)      "DISSENTER" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4)      "FAIR VALUE", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5)      "INTEREST" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6)      "RECORD SHAREHOLDER" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7)      "SHAREHOLDER" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1)      A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

             (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

             (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

         (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

         (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

         (c) Cash in lieu of fractional shares; or

         (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, §30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

         (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action iseffectuated; and

         (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) Supply a form for demanding payment, which form shall request a dissenter to state an address towhich payment is to be made;

         (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

         (g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

         (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

         (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated on the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

a.  The corporation's balance sheet as the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

b.  A statement of the corporation's estimate of the fair value of the shares;

c.  An explanation of how the interest was calculated;

d.  A statement of the dissenter's right to demand payment under section 7-113-209; and

e.  A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in sections 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principle office is located or, if the corporation has no principle office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

APPENDIX B Agreement and Plan of Merger (See Attached)

APPENDIX B

Agreement and Plan of Merger

AGREEMENT AND PLAN OF REINCORPORATION AND MERGER

      AGREEMENT AND PLAN OF REINCORPORATION AND MERGER, dated April 23, 2002 ("Reincorporation Agreement"), between ATLAS-REPUBLIC CORPORATION, a Colorado corporation (“Atlas”), and AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation ("AMCO"), (collectively, the "Constituent Corporations").

      The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Atlas shall merge into AMCO on the following terms and conditions:

1.      REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

      1.1   REINCORPORATION. As soon as practicable following the fulfillment (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Atlas shall be merged with and into AMCO (the "Reincorporation"), and AMCO shall survive the Reincorporation.

      1.2   EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; and (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law ("Effective Time").

      1.3   SURVIVING CORPORATION. At the Effective Time, AMCO as the surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Atlas shall be terminated and shall cease.

2.      TREATMENT OF SECURITIES.

      2.1   COMMON STOCK OF ATLAS AND AMCO. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of common stock of Atlas issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of AMCO; and (ii) each share of common stock of AMCO issued and outstanding immediately prior to the Effective Time shall be cancelled.

      2.2   STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Atlas shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of AMCO and shall be so registered on the books and records of AMCO or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to AMCO or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of AMCO evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Atlas are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of AMCO into which the shares of Atlas were converted.

3.      CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

      3.1   CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of AMCO then in effect shall be the articles of Incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

      3.2   BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

      3.3   DIRECTORS. The directors of AMCO immediately preceding the Effective Time shall be the directors of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

      3.4   OFFICERS. The officers of AMCO immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.

4.      MISCELLANEOUS.

      4.1   AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders, shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Atlas, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Atlas.

      4.2   CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Atlas in accordance with the Colorado Business Corporation Act; (ii) Atlas, as sole shareholder of Providence Delaware, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the Reincorporation, and each of such approvals shall be in full force and effect.

      4.3   ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation Agreement by the shareholders of Atlas, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

      IN WITNESS WHEREOF, this Reincorporation Agreement, having first been fully approved by the Boards of Directors of Atlas and AMCO, is hereby executed on behalf of each Constituent Corporation.

                                            ATLAS-REPUBLIC CORPORATION

                                            By:__/s/ Wilson Cheng_____________
                                                     Wilson Cheng, CEO

                                            AMCO TRANSPORT HOLDINGS, INC.

                                            By:__/s/ Wilson Cheng____________
                                                     Wilson Cheng, CEO

APPENDIX C

AMCO Transport Holdings, Inc. Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
AMCO TRANSPORT HOLDINGS, INC.

* * * * *

      FIRST: The name of the Corporation is AMCO Transport Holdings, Inc.

      SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, city of Wilimington 19808, County of New Castle; and the name of the registered agent of the corporation at such address is Coporation Service Company

      THIRD: The purpose of the Corporation and the nature and objects of the business to be transacted, promoted, and carried on are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Twenty Million (520,000,000) shares, divided into Five Hundred Million (500,000,000) shares of Common Stock with a par value of $0.00001 per share (hereinafter called "Common Stock") and Twenty Million (20,000,000) shares of Preferred Stock with a par value of $0.00001 per share (hereinafter called "Preferred Stock").

      The Board of Directors is authorized, subject to limitations prescribed by law and the provision of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the voting rights, designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

      The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

      (a) The number of shares constituting that series and the distinctive designation of that series;

      (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

      (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

      (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

      (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

      (h) Any other relative rights, preferences and limitations of that series.

      FIFTH: To the fullest extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article. The right to indemnification under this Article shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. Such indemnification and advancement of expenses shall be in addition to any other rights to which those seeking indemnification and advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders, or otherwise.

      The Corporation may, to the fullest extent permitted by applicable law, at any time without further stockholder approval, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

      Any repeal or amendment of this Article by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or amendment. In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

      SIXTH: No director of the corporation shall have any personal liability to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under §174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

      SEVENTH: The name and address of the sole incorporator is Louis A. Bevilacqua, Bevilacqua, P.C., 54 Pine Street, 4th Floor, New York, New York 10005..

      EIGHTH: All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation. In furtherance and not in limitation of that power the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of this Corporation, subject to the right of the shareholders entitled to vote with respect thereto to adopt, alter, amend and repeal by-laws made by the Board of Directors.

      NINTH: The election of directors need not be by written ballot.

      TENTH: No holder of shares of the Corporation of any class or series shall have any preemptive right to subscribe for, purchase, or receive any shares of the Corporation of any class or series now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold, or offered for sale by the Corporation. Cumulative voting by the stockholders of the Corporation at any election of directors of the Corporation is hereby prohibited.

      ELEVENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law and all rights conferred on officers, directors, and stockholders herein are granted subject to this reservation.

      TWELFTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

         (i) the interests of the Corporation's stockholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

         (ii) whether the proposed transaction might violate federal or state laws;

         (iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the
               Corporation's financial condition and future prospects; and

         (iv) the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with the Corporation, upon the communities in which the Corporation conducts its business and upon the economy of the state, region and nation.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

[signature page follows]

IN WITNESS WHEREOF, AMCO Transport Holdings, Inc. has caused this Certificate to be signed by Louis A. Bevilacqua, its Incorporator, this 18th day of April, 2002.

                                               AMCO TRANSPORT HOLDINGS, INC.

                                               By:___/s/ Louis A. Bevilacqua______
                                                       Louis A. Bevilacqua
                                                       Incorporator

Address of Incorporator:
Louis A. Bevilacqua
Bevilacqua, P.C.
54 Pine Street
4th Floor
New York, New York  10015

APPENDIX D AMCO Transport Holdings, Inc. Bylaws (See Attached)

APPENDIX D

AMCO Transport Holdings, Inc. Bylaws

BYLAWS

OF

AMCO TRANSPORT HOLDINGS, INC.

Adopted on April 18, 2002

ARTICLE I

OFFICES

      SECTION 1.01.   Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

      SECTION 1.02.   Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

      SECTION 2.01.   Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.02.   Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.03.   Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      SECTION 2.04.   Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors or shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chairman of the Board or the President of the corporation or directors so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

      SECTION 2.05.   Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

      SECTION 2.06.   Quorum. The holders of a majority of the shares of the corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these bylaws, the holders of a majority of the shares of the corporation's capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

      SECTION 2.07.   Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the corporation's capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and filed with the Secretary of the corporation before, or at the time of, the meeting.

      SECTION 2.08.   Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of shares of the corporation's capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

      SECTION 2.09.   Voting of Stock of Certain Holders. Shares of the corporation's capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

      SECTION 2.10.   Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation's capital stock.

      SECTION 2.11.   Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE III

BOARD OF DIRECTORS

      SECTION 3.01.   Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

      SECTION 3.02.   Number, Election and Term. The number of directors that shall constitute the whole Board of Directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03 or in the Certificate of Incorporation, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

      SECTION 3.03.   Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

      SECTION 3.04.   Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

      SECTION 3.05.   Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

      SECTION 3.06.   Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

      SECTION 3.07.   Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      SECTION 3.08.   Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

      SECTION 3.09.   Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEE OF DIRECTORS

      SECTION 4.01.   Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

      SECTION 4.02.   Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

      SECTION 4.03.   Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

ARTICLE V

NOTICE

      SECTION 5.01.   Methods of Giving Notice. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or facsimile. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address.

      SECTION 5.02.   Written Waiver. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI

OFFICERS

      SECTION 6.01.   Officers. The officers of the corporation shall be a Chairman and a Vice Chairman (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

      SECTION 6.02.   Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and the Vice Chairman.

      SECTION 6.03.   Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 6.04.   Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

      SECTION 6.05.   Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

      SECTION 6.06.   Chairman of the Board. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors and of the stockholders of the corporation. The Chairman of the Board shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

      SECTION 6.07.   Vice Chairman. The Vice Chairman (if such office is created by the Board) shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Executive Committee or assigned by the Chairman of the Board.

      SECTION 6.08.   President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman of the Board or Vice Chairman if he is so designated by the Chairman of the Board, or in the Chairman of the Board's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

      SECTION 6.09.   Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

      SECTION 6.10.   Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c)be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d)keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

      SECTION 6.11.   Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section 7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

      SECTION 6.12.   Assistant Secretary and Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VII

CONTRACTS, CHECKS AND DEPOSITS

      SECTION 7.01.   Contracts. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

      SECTION 7.02.   Checks. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

      SECTION 7.03.   Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE VIII

CERTIFICATES OF STOCK

      SECTION 8.01.   Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of capital stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (1) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be a facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

      SECTION 8.02.   Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require (1) the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, (2) such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed, or (3) both.

      SECTION 8.03.   Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the Transfer Agent.

      SECTION 8.04.   Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of the corporation's capital stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE IX

DIVIDENDS

      SECTION 9.01.   Declaration. Dividends with respect to the shares of the corporation's capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

      SECTION 9.02.   Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INDEMNIFICATION

      SECTION 10.01.   Third Party Actions. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      SECTION 10.02.   Actions by or in the Right of the Corporation. The corporation shall indemnify any director or officer and may indemnify any other person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

      SECTION 10.03.   Mandatory Indemnification. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      SECTION 10.04.   Determination of Conduct. Any indemnification under Section 10.01 or 10.02 of this Article X (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or 10.02 of this Article X. Such determination shall be made (a) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders.

      SECTION 10.05.   Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

      SECTION 10.06.   Indemnity Not Exclusive. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      SECTION 10.07.   Definitions. For purposes of this Article X:

        (a)     "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent)
                absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer,  employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

        (b)     "other enterprises" shall include employee benefit plans;

        (c)     "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan;

        (d)     "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

        (e)     a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this ArticleX.

      SECTION 10.08.   Continuation of Indemnity. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE XI

MISCELLANEOUS

      SECTION 11.01.   Seal. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

      SECTION 11.02.   Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

ARTICLE XII

AMENDMENT

      These bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

ARTICLE XIII

Off-Shore Offerings

      In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or an available exemption under the Act.

                                                  APPENDIX E

                                           Share Exchange Agreement
                               And Amendment No. 1 to Share Exchange Agreement

                                                (See Attached)

APPENDIX E

SHARE EXCHANGE AGREEMENT

by and among AMCO TRANSPORT HOLDNGS, INC.,
as Acquiror

BESTWAY COACH EXPRESS INC
as the acquired Company

and

the Shareholders of
BESTWAY COACH EXPRESS INC.

SHARE EXCHANGE AGREEMENT

      SHARE EXCHANGE AGREEMENT, dated June 28, 2002, by and among AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation (hereinafter referred to as “AMCO”), BESTWAY COACH EXPRESS INC., a New York corporation (hereinafter referred to as the “Company”), and the shareholders of the Company (hereinafter referred to as the “Shareholders”).

RECITALS:

      A.The Shareholders own all of the issued and outstanding shares of the capital stock of the Company as set forth on Exhibit A hereto.

      B. AMCO is willing to acquire all of the issued and outstanding capital stock of the Company, making the Company a wholly-owned subsidiary of AMCO, and the Shareholders desire to exchange all of their shares of the Company's capital stock for shares of AMCO's authorized but unissued Common Stock as hereinafter provided.

      D. It is the intention of the parties hereto that: (i) AMCO shall acquire all of the issued and outstanding capital stock of the Company in exchange solely for 28,000,000 shares of AMCO's authorized but unissued Common Stock on the terms set forth below (the “Exchange”); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “Act”) and under the applicable securities laws of the state or jurisdiction where the Shareholders reside.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

1.   EXCHANGE OF SHARES

      1.1   Exchange of Shares. AMCO and the Shareholders hereby agree that the Shareholders shall, on the Closing Date (as hereinafter defined), exchange all of their issued and outstanding shares of the capital stock of the Company (the “Shares”) for 28,000,000 shares of AMCO Common Stock, $0.00001 par value (the “AMCO Shares”) in the manner set forth in Exhibit A hereto. The number of shares of capital stock owned by the Shareholders and the number of AMCO Shares which the Shareholders will be entitled to receive in the Exchange is set forth in Exhibit A hereto.

      1.2   Delivery of Shares. On the Closing Date, the Shareholders will deliver to AMCO the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make AMCO the sole owner thereof. Simultaneously, AMCO will deliver certificates representing the AMCO Shares to the Shareholders.

      1.3   Investment Intent. The AMCO Shares have not been registered under the Securities Act of 1933, as amended, and may not be resold unless the AMCO Shares are registered under the Act or an exemption from such registration is available. The Shareholders represent and warrant that they are acquiring the AMCO Shares for their own account, for investment, and not with a view to the sale or distribution of such Shares. Each certificate representing the AMCO Shares will have a legend thereon referring to the transfer restrictions of the Securities Act of 1933, as amended.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

      The Company and the Shareholders hereby jointly, but not severally, represent and warrant that, the statements contained in this Section ?2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 2.

      2.1   Organization and Good Standing; Ownership of Shares. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. The Company does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either the Company or the Shareholders to issue, sell or transfer any stock or other securities of the Company.

      2.2   Ownership of Shares. The Shareholders are the owners of record and beneficially of all of the shares of capital stock of the Company, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

      2.3   Financial Statements, Books and Records. There has been previously delivered to AMCO the audited balance sheets of the Company as at November 30, 2001 (the “Balance Sheet”) and November 30, 2000, and the related audited statement of operations and retained earnings and cash flows for the periods then ended (the “Financial Statements”). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

      2.4   No Material Adverse Changes. Since the date of the Balance Sheet there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Company, whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

      2.5   Taxes. The Company has prepared and filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

      2.6   Compliance with Laws. The Company has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the Company.

      2.7   No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of the Company;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company, or upon the properties or business of the Company; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

      2.8   Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the Company or any of its properties or assets.

      2.9   Brokers or Finders. No broker's or finder's fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company or the Shareholders.

      2.10   Liabilities. The Company does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the Balance Sheet or in the Disclosure Schedule. As of the Closing Date, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

      2.11   Operations of the Company. Except as set forth in the Disclosure Schedule, since the date of the Balance Sheet and through the Closing Date, the Company has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of the Company except in the ordinary course of business;

          (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of the Company;

          (vii) issued any equity securities or rights to acquire such equity securities; or

          (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

      2.12   Real Estate. Except as set forth in the Disclosure Schedule, the Company neither owns real property nor is a party to any leasehold agreement.

      2.13   Tangible Assets. The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by the Company, any related capitalized items or other tangible property material to the business of the Company (the “Tangible Assets”). The Company holds all rights, title and interest in all the Tangible Assets owned by it on the most recent Balance Sheet or acquired by it after the date of the most recent Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances except as set forth in the Disclosure Schedule. All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Company and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

      2.14   Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of common stock of which 14,000,000 shares are presently issued and outstanding. Neither the Company nor the Shareholders has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of the Company.

      2.15   Full Disclosure. No representation or warranty by the Company or the Shareholders in this Agreement will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of the Company.

      2.16   Representations and Warranties on Closing Date. The representations and warranties contained in this Section 2 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

3.   REPRESENTATIONS AND WARRANTIES OF AMCO

      AMCO hereby represents and warrants that, the statements contained in this ?Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule attached hereto as Schedule B hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 3.

      3.1   Organization and Good Standing. AMCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. As of the Closing Date, the authorized capital stock of AMCO will consist of 520,000,000 shares, of which, 500,000,000 shares are designated as Common Stock, of which 9,343,750 shares will be issued and outstanding immediately prior to the Closing and 20,000,000 shares are designated as Preferred Stock, of which no shares will be issued and outstanding immediately prior to the Closing. AMCO is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by AMCO or the nature of the business transacted by it make such license or qualification necessary. AMCO does not have any subsidiaries.

      3.2   The AMCO Shares. The AMCO Shares to be issued to the Shareholders have been or will have been duly authorized for issuance by all requisite corporate and stockholder action required under the General Corporation Law of the State of Delaware and no other corporate or shareholder action is required to authorize the AMCO Shares for issuance and, when so issued in accordance with the terms of this Agreement, the AMCO Shares will be validly issued, fully paid and non-assessable.

      3.3   Financial Statements; Books and Records. There has been previously delivered to the Company, the audited balance sheet of AMCO (or its predecessor corporation Atlas-Republic Corporation) as at December 31, 2001 and December 31, 2000 (the “AMCO Balance Sheets”) and the related audited statements of operations and cash flows for the periods then ended (the “Financial Statements”). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

      3.4   No Material Adverse Changes. Since the date of the most recent AMCO Balance Sheet and except as otherwise disclosed in the Disclosure Schedule or in AMCO’s reports or filings made under the Securities Exchange Act of 1934, there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of AMCO;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of AMCO, whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of AMCO's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by AMCO of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

      3.5   Compliance with Laws. AMCO has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses, including Federal and State securities laws, which, if not complied with, would materially and adversely affect the business of AMCO or the trading market for the shares of AMCO's Common Stock.

      3.6   No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of AMCO;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which AMCO is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, AMCO or upon the properties or business of AMCO; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of AMCO..

      3.7   Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving AMCO. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving AMCO or any of its properties or assets. Except as set forth on Schedule 3.7, there is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding.

      3.8   Brokers or Finders. Except as set forth in the Disclosure Schedule, no broker's or finder's fee will be payable by AMCO in connection with the transactions contemplated by this Agreement.

      3.9   Liabilities. AMCO does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as “Liabilities”), which were not fully, fairly and adequately reflected on the AMCO Balance Sheet.

      3.10   Operations of AMCO. Except as set forth in the Disclosure Schedule or in AMCO’ reports or filings made under the Securities Exchange Act of 1934, since the date of the most recent AMCO Balance Sheet and through the Closing Date hereof, AMCO has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of AMCO except in the ordinary course of business; or

          (vi) increased, terminated amended or otherwise modified any plan for the benefit of employees of AMCO;

          (vii) issued any equity securities or rights to acquire such equity securities; or

          (viii) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

      3.11   Authority to Execute and Perform Agreements. AMCO has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of AMCO enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by AMCO of this Agreement, in accordance with its respective terms and conditions will not:

          (i) require the approval or consent of any governmental or regulatory body, the Shareholders of AMCO, or the approval or consent of any other person;

          (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to AMCO, or any instrument, contract or other agreement to which AMCO is a party or by or to which it is bound or subject; or

          (iii) result in the creation of any lien or other encumbrance on the assets or properties of AMCO.

      3.12   Delivery of Periodic Reports; Compliance with 1934 Act. AMCO has provided the Company and Shareholders with all of its Periodic Reports filed with the Securities and Exchange Commission since March 9, 2001. AMCO (or its predecessor, Atlas-Republic Corporation) has filed all required Periodic Reports and is in compliance with its reporting obligations under the Securities Exchange Act of 1934. All reports filed pursuant to such Act are complete and correct in all material respects. All material contracts relative to AMCO are included in the Periodic Reports.

      3.13   Full Disclosure. No representation or warranty by AMCO in this Agreement contains or will contain any untrue statement of a material fact or omit or will omit to state any fact necessary to make any statement herein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of AMCO.

      3.14   Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date.

4.   COVENANTS OF COMPANY AND SHAREHOLDERS

The Company and the Shareholders covenant to AMCO as follows:

      4.1   Conduct of Business. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in the ordinary course and, without the prior written consent of AMCO, shall ensure that the Company does not undertake any of the actions specified in Section 2.11 hereof.

      4.2   Preservation of Business. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

      4.3   Litigation. The Company shall promptly notify AMCO of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against the Company or against any officer, director, employee, consultant, agent, shareholder or other representative with respect to the affairs of the Company.

      4.4   Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, the Shareholders and the Company shall cause the Company to conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

          (i) promptly give notice to the Company or any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

          (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

5.   COVENANTS OF AMCO

AMCO and the Management Shareholders covenant to the Company and the Shareholders as follows:

      5.1   Conduct of Business. From the date hereof through the Closing Date, AMCO shall conduct its business in the ordinary course and, without the prior written consent of the Company, shall ensure that AMCO does not undertake any of the actions specified in Section 3.10 hereof.

      5.2   Preservation of Business. From the date hereof through the Closing Date, AMCO shall preserve its business organization intact and use its best efforts to preserve AMCO’ goodwill.

      5.3   Litigation. AMCO shall promptly notify the Company of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against AMCO or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of AMCO.

      5.4   Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, AMCO shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

          (i) promptly give notice to the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

          (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

6.   COVENANTS

      6.1   Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

      6.2   Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

      6.3   Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

      6.4   Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

          (i) at the time of disclosure was public knowledge;

          (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); orf

          (iii) the receiving party had within its possession at the time of disclosure.

7.   CONDITIONS PRECEDENT TO THE OBLIGATION OF AMCO TO CLOSE

      The obligation of AMCO to enter into and complete the Closing is subject, at the option of AMCO, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by AMCO in writing.

      7.1   Representations and Covenants. The representations and warranties of the Company and the Shareholders contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company and the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company and the Shareholders on or prior to the Closing Date. The Company and the Shareholders shall have delivered to AMCO, if requested, a certificate, dated the Closing Date, to the foregoing effect.

      7.2   Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of the Company shall have approved the transactions contemplated by this Agreement and the Company shall have delivered to AMCO, if requested by AMCO resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

      7.3   Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with the Company which may be required in connection with the performance by the Company of its obligations under such contracts or other agreements after the Closing shall have been obtained.

      7.4   Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of AMCO, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

      7.6   Certificate of Good Standing. AMCO shall have received a certificate of good standing dated at or about the Closing Date to the effect that the Company is in good standing under the laws of its jurisdictions of incorporation.

      7.7   Stock Certificates: At the Closing, the Shareholders shall have delivered the certificates representing the Shares, duly endorsed (or with executed stock powers) so as to make AMCO the sole owner thereof.

      7.8   Other Documents. The Company and the Shareholders shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

8.   CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND SHAREHOLDERS TO CLOSE

      The obligation of the Company and the Shareholders to enter into and complete the Closing is subject, at the option of the Company and the Shareholders, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by the Company.

      8.1   Representations and Covenants. The representations and warranties of AMCO contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. AMCO shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by AMCO on or prior to the Closing Date. AMCO shall have delivered to the Company and the Shareholders, if requested, a certificate, dated the Closing Date and signed by an executive officer of AMCO, to the foregoing effect.

      8.2   Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors or the Shareholders of AMCO shall have approved the transactions contemplated by this Agreement and AMCO shall have delivered to the Company, if requested by the Company resolutions by its Board of Directors, certified by the Secretary of the Company authorizing the transactions contemplated by this Agreement.

      8.3   Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with AMCO which may be required in connection with the performance by AMCO of their obligations under such contracts or other agreements after the Closing shall have been obtained.

      8.4   Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of the Company, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of AMCO.

      8.6   Stock Certificates. At the Closing, the Shareholders shall receive certificates representing the securities to be received pursuant hereto.

      8.7   Other Documents. AMCO shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

9.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF AMCO

      Notwithstanding any right of the Company and the Shareholders fully to investigate the affairs of AMCO, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of AMCO contained in this Agreement or in any document delivered by AMCO or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

10.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

      Notwithstanding any right of AMCO fully to investigate the affairs of the Company, AMCO has the right to rely fully upon the representations, warranties, covenants and agreements of the Company and the Shareholders contained in this Agreement or in any document delivered to AMCO by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

11.   INDEMNIFICATION

      11.1   Obligation of AMCO to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 9, AMCO and the Management Shareholders hereby agree to indemnify, defend and hold harmless the Company and the Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ fees and disbursements) (a “Loss”) based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of AMCO contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

      11.2   Obligation of the Company and the Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 10, the Company and the Shareholders agree to indemnify, defend and hold harmless AMCO from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

12.   THE CLOSING

      The Closing shall take place not later than June 30, 2002 unless the parties otherwise agree in writing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

13.   MISCELLANEOUS

      13.1   Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

      13.2   Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by AMCO and the Company and a majority in interest of the Shareholders of the Company or the duly authorized representatives of the respective parties.

      13.3   Assignment. This Agreement is not assignable except by operation of law.

      13.4   Notices. Until otherwise specified in writing, the mailing addresses of the parties of this Agreement shall be as follows:

             If to AMCO, to:                             AMCO-Republic Corporation
                                                         Wilson Cheng, President
                                                         2 Mott Street
                                                         7th Floor
                                                         New York, New York  10013

             If to the Company or the Shareholders       Bestway Coach Express Inc.
                                                         Wilson Cheng, President
                                                         2 Mott Street
                                                         7th Floor
                                                         New York, New York  10013

      Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

      13.5   Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of New York, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

      13.6   Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

      13.7   Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) contains the entire agreement among the parties with respect to the exchange of the Shares for the AMCO Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

      13.8   Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      13.9   Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

      13.10   Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

[signature page follows]

[AMCO Signature Page]

      IN WITNESS WHEREOF, AMCO has executed this Share Exchange Agreement on the date first above written.

                                    AMCO TRANSPORT HOLDINGS, INC.

                                    By: ___/s/Wilson Cheng____________
                                    Name: __Wilson Cheng______________
                                    Its: ___President_________________

[Company Signature Page]

      IN WITNESS WHEREOF, the Company has executed this Share Exchange Agreement on the date first above written.

                                    BESTWAY COACH EXPRESS INC.

                                    By: ____/s/ Wilson Cheng__________
                                    Name: __Wilson Cheng______________
                                    Its: ___President_________________

[Shareholder Signature Page]

      IN WITNESS WHEREOF, the undersigned Shareholder of the Company has executed this Share Exchange Agreemen on the date first above written.

/s/ Anita Poon
---------------

/s/ Samuel Chan
---------------

/s/ Benjamin W. Cui
-------------------

/s/ Sung Mei Hsin
-----------------

/s/ Yan Hong Wu
---------------

/s/ Zheng Hua Wang
------------------

/s/ Chang Ai - Li
-----------------

/s/ John Y. Cheung
------------------

/s/ Gabriel Esquivel
--------------------

/s/ Kelvin K. Chan
------------------

/s/ Chi - Kwong Wong
--------------------

/s/ Bo Huan Chen
----------------

/s/ Gregory H. Lin
------------------

/s/ Harry Yung
--------------

/s/ Ng Yuen Hoi
---------------

/s/ Dong Joo, Kim
-----------------

/s/ Lisa C. Yeuh
----------------

/s/ Willie Wong
---------------

/s/ Kyun H. Lee
---------------

/s/ Tich Hoa Hua
----------------

/s/ Lin Tao
-----------

/s/ Kam Fat Tong
----------------

/s/ Chong Bin Chen
------------------

/s/ Chi W. Lau
--------------

/s/ Chi Pun
-----------

/s/ Wai Lung Mak
----------------

/s/ Yu, Dong Shan
-----------------

/s/ Pun, Po Fan
---------------

/s/ Peter Hsing-Hua Shih
------------------------

/s/ Vivian Cheng
----------------

/s/ Li, Hui Min
---------------

/s/ Chi Wai Leung
------------------

/s/ Yuet Eng
-------------

/s/ Chen Hsiu Mei
------------------

/s/ Ricky Q. Hoang
-------------------

/s/ Chen Cheng Hsiung
---------------------

/s/ Kin Wing Leung
------------------

/s/ Chenm, Lien Hsing
---------------------

/s/ Chan Tung Fai
-----------------

/s/ Mak Hung Wai
----------------

/s/ Suarez Natherdon Fallarme
-----------------------------

/s/ Gan Yee Sang
----------------

/s/ Sue Ann Liu
---------------

/s/ Fang Wen Ge
----------------

/s/ Van Q. Chau
---------------

/s/ Pak Suet Wah Eva
--------------------

/s/ Fung Wai Kin Christopher
----------------------------

/s/ Ang Choi Sim
----------------

/s/ Joseph Poon
---------------

/s/ Pun, Po Fan
---------------

/s/ Po Yuk Poon
---------------

/s/ Kai Wah Chan
----------------

/s/ Ai Xia Zhan
---------------

/s/ Xu Kexi
-----------

/s/ Joseph Ty
-------------

/s/ Antonio C. Arnaldo
----------------------

/s/ Bessie Chan
---------------

/s/ Jason Scheff
----------------

/s/ Jeannie Lok
---------------

/s/ Lin Ma
----------

/s/ Chao, Jui Kuo
-----------------

/s/ Wu Lin
----------

SCHEDULE B

DISCLOSURE SCHEDULE

      This Disclosure Schedule is furnished by the parties to the Share Exchange Agreement, dated June 28, 2002 pursuant to and as part of the Agreement. Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Agreement. This Disclosure Schedule relates to certain matters concerning the disclosures required and transactions contemplated by the Agreement. This Disclosure Schedule is qualified in its entirety by reference to the specific provisions of the Agreement, and is not intended to constitute, and shall not be construed as indicating that such matter is required to be disclosed, nor shall such disclosure be construed as an admission that such information is material with respect to the disclosing party. Matters disclosed for the purpose of one section hereof shall constitute disclosure of such matters for the purposes of all other sections hereof.

Exceptions to The Representations and Warranties Set Forth in Section 2

General

      All of the representations and warranties set forth in Section 2 of the Agreement are qualified in their entirety by the disclosure set forth in the Company’s Private Placement Memorandum, dated March 4, 2002.

Section 2.5 – The Company is amending its tax returns for fiscal years 2000 and 2001. The amount of taxes and penalties due as the result of such amendments has not yet been determined.

Section 2.11 – On November 15, 2001, the Company issued 2,300,000, 100,000 and 200,000 shares (adjusted for the 640,000 for 1 stock split) of common stock to each of Loyalty United (US), Inc., Ricky Hoang and Fung, Man Chung, respectively. During the period from January 18, 2002 through April 15, 2002, the Company raised $500,000 through the private placement of 5,000,0000 shares of its common stock.

Section 2.13 – All of the busses owned by the Company are subject to liens in favor of the leasing companies that lease such busses to the Company pursuant to capital leases between the Company and such leasing companies. A copy of the UCC search results that show other liens against the assets of the Company has been delivered separately to AMCO.

Exceptions to the Representations and Warranties set forth in Section 3

None.

All of AMCO’s representations and warranties are qualified by any reports or other documents filed by it (or its predecessor corporation, Atlas-Republic Corporation) with the Securities and Exchange Commission through the date of this Agreement.

AMCO TRANSPORT HOLDINGS, INC.
2 Mott Street, 7th Floor
New York, NY 10013
212-608-8988 – Tel.
212-608-9196 – Fax

July 24, 2002

Bestway Coach Express Inc.
2 Mott Street
7th Floor
New York, NY 10013

Mr. Wilson Cheng
c/o Bestway Coach Express Inc.
2 Mott Street
7th Floor
New York, NY 10013

Mr. Ronald C. H. Lui
Loyalty United (US), Inc.
54 Pine Street
4th Floor
New York, NY 10005

        Re: Amendment No. 1 to Share Exchange Agreement

Gentlemen:

        Reference is made to that certain Share Exchange Agreement, dated June 28, 2002 (the “Share Exchange Agreement”), among AMCO Transport Holdings, Inc. (“AMCO”), Bestway Coach Express Inc. (“Bestway”) and the shareholders of Bestway (the “Shareholders”).

        The Share Exchange Agreement contemplates a closing date of June 30, 2002. However, the conditions to the closing could not be satisfied on or before June 30, 2002. Therefore, the parties to the Share Exchange Agreement desire to amend the Share Exchange Agreement to extend the closing date to October 31, 2002 or to the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated by the Share Exchange Agreement (other than conditions with respect to actions the respective parties will take at the closing itself). Section 13.2 of the Share Exchange Agreement provides that the Share Exchange Agreement may be amended or modified only by an instrument of equal formality signed by AMCO, Bestway and a majority in interest of the Shareholders of Bestway or the duly authorized representatives of the respective parties. Therefore, pursuant to Section 13.2 of the Share Exchange Agreement, the requisite parties by executing this agreement in the space provided below, agree as follows:

    1.      Amendment to Section 12.    Section 12 of the Share Exchange Agreement is hereby deleted in its entirety and in lieu thereof the following new Section 12 is inserted:

“12.      THE CLOSING

        The Closing shall take place on October 31, 2002 or the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated by the Agreement (other than conditions with respect to actions the respective parties will take at the Closing itself). At the Closing, the parties shall provide each other with such documents as may be necessary to appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.”

    2.      Agreement Remains in Force.    Except as expressly set forth in this Amendment, the Agreement remains unmodified and in full force and effect.

    3.      Counterparts; Facsimile Execution.    This letter agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal valid and binding execution and delivery for all purposes.

                                                     Sincerely,

                                                     AMCO TRANSPORT HOLDINGS, INC.

                                                     By:____/s/ Wilson Cheng_________________
                                                              Wilson Cheng, President
ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

BESTWAY COACH EXPRESS INC.

By:__/s/ Wilson Cheng___________
         Wilson Cheng, President

_____/s/ Wilson Cheng___________
Wilson Cheng, individually

LOYALTY UNITED (US), INC.

By:____/s/ Ronald C. H. Lui_______
         Ronald C. H. Lui, President

                                   APPENDIX F

           Annual Report on Form 10-KSB of Atlas-Republic Corporation
                   for the Fiscal Year ended December 31, 2002

                                      and

          Quarterly Report on Form 10-QSB of Atlas-Republic Corportion
                  for the Fiscal Quarter ended March 31, 2002

                                      and

          Quarterly Report on Form 10-QSB of Atlas-Republic Corportion
                   for the Fiscal Quarter ended June 30, 2002

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

For year ended December 31, 2001                     Commission File No. 0-32433

                           ATLAS-REPUBLIC CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           COLORADO                                      84-1300072
 -----------------------------               ----------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

         12373 East Cornell Avenue
           Aurora, Colorado 80014                         (303) 337-3384
 ----------------------------------------            -------------------------
(Address of Principal's Executive Offices)          (Registrant's Telephone No.
                                                         incl. area code)

 Securities registered pursuant to
  Section 12(b) of the Act:                     NONE

 Securities registered pursuant to
  Section 12(g) of the Act:                     Common stock,  $.00001 par value

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of
1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for at least the past 90 days.

     Yes  X  No
        -----  -----

     Indicate by check mark if no disclosure of delinquent filers in response to
Item 405 of Regulation S-B is contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

     Yes  X  No
        -----  -----

     The registrant's revenues for its most recent fiscal year were $-0-.

     The aggregate market value of the 1,060,878 shares of common stock of the registrant held by non-affiliates on December 31, 2001, was not determinable.

     At January 31, 2002, a total of 9,343,750 shares of common stock were outstanding.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                     PART I

                                     PART II

Item 5.  Market for the Registrant's Common Equity and Related
           Stockholder Matters............................................    13

Item 6.  Management's Discussion and Analysis or Plan of
           Operation......................................................    13

Item 7.  Financial Statements.............................................    15

Item 8.  Changes in and Disagreements with Accountants on
           Accounting and Financial Disclosure............................    15

                                    PART III

Item 9.  Directors, Executive Officers, Promoters and Control
           Persons; Compliance with Section 16(a) of the
           Exchange Act...................................................    16

Item 10. Executive Compensation...........................................    18

Item 11. Security Ownership of Certain Beneficial Owners

                           FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements and information relating to ATLAS-REPUBLIC CORPORATION ("ATLAS" or "Company") that are based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words
"anticipate", "believe", "estimate", "expect", "intend", "plan" and similar expressions, as they relate to ATLAS or its management, are intended to identify forward-looking statements. These statements reflect management's current view of ATLAS concerning future events and are subject to certain risks, uncertainties and assumptions, including among many others: a general economic downturn; a downturn in the securities markets; a general lack of interest for any reason in going public by means of transactions involving public blank check companies; federal or state laws or regulations having an adverse effect on blank check companies, Securities and Exchange Commission regulations which affect trading in the securities of "penny stocks," and other risks and uncertainties. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. Readers should realize that ATLAS, with only very limited assets, and that for ATLAS to succeed requires that it either originate a successful business (for which it lacks the funds) or acquire a successful business. ATLAS's realization of its business aims as stated herein will depend in the near future principally on the successful completion of its acquisition of a business, as discussed below.

                                     PART I

Item 1. DESCRIPTION OF BUSINESS.

BACKGROUND

     ATLAS was incorporated under the laws of the State of Colorado on January
28, 1987. In August 1988, in consideration of expenses advanced and services rendered, ATLAS issued 280,000 restricted shares to three officers and directors of the Company. In September 1989, ATLAS issued 1,407,500 shares of restricted stock to six individuals and one entity in exchange for cash. In June 1990,
ATLAS issued 2,000,000 shares of restricted stock to the President of the
Company for services rendered and cash advances, and repurchased 187,500 shares previously sold in the September 1989 private placement. ATLAS subsequently canceled these shares. In August 1990, ATLAS issued 6,500,000 shares of restricted stock to the President of the Company for services rendered and cash advances. As of December 31, 1990, there were issued and outstanding 10,000,000 shares of ATLAS's common stock.

     Between November 1988 and March 1994, the President of the Company
transferred (i) 83,000 restricted shares of ATLAS's stock to 29 individuals who were relatives and friends, and (ii) 420,000 restricted shares of ATLAS's stock to an affiliated corporation. ATLAS has informed these shareholders that all shares of ATLAS's stock issued or transferred on or before March 8, 1994 cannot be sold or transferred in the public markets unless these shares are registered for resale under the Securities Act of 1933, as amended ("Act") or otherwise as permitted by law.

     MFI MULTIFUNDING, INC. ("MFI"), a Canadian corporation, acquired control of
ATLAS in March 1994 by purchasing 8,993,750 restricted shares of ATLAS's stock in private arm's length transactions. Between May 1994 and June 1996, ATLAS made an offering of its common stock to Canadian citizens pursuant to Regulation S at
US$1.00 per share. ATLAS sold 389,630 shares of its stock to 111 individuals.
Between August and December of 1994, ATLAS sold US$150,000 in convertible debentures to seven Canadian individuals and three corporate entities. The unsecured debentures paid interest at 12% and were convertible into ATLAS's stock. In August 1977, the outstanding debentures, promissory notes aggregating
$10,000 in amount from four Canadian individuals, and accrued interest owed on such notes and debentures were converted into 213,748 shares of ATLAS stock.

     In 1994, ATLAS issued 38,000 shares of restricted stock to its President and 50,000 shares of restricted stock to a consultant, both Canadian citizens, for services rendered. In 1996, ATLAS issued 5,000 shares of restricted stock to an officer, a Canadian citizen, for services rendered. During MFI's control of
ATLAS, MFI donated to the Company's treasury 696,378 shares of restricted stock that it owned. These shares were subsequently cancelled by ATLAS on the
Company's stock transfer records. As of December 31, 1997, there were issued and outstanding 10,000,000 shares of ATLAS's common stock.

     The proceeds from these common stock sales and debt offerings were used for the following purposes:

     (i)   to acquire control of GEDA LABORATORIES (CANADA) LIMITED ("GEDA"), a
           Canadian corporation, which became a wholly owned subsidiary of
           ATLAS,

     (ii)  acquire inventory stocks of barrier cream and antiseptic spermicide for resale, and

     (iii) pay certain of GEDA's general and administrative expenses.

     GEDA had acquired the exclusive marketing and distribution rights in Canada to certain proprietary products, including a topical barrier cream (used primarily by medical, emergency and police to protect against blood splashes)
and an antiseptic spermicide.

     By late 1996, both ATLAS and GEDA were dormant, primarily due to lack of funding and the poor health of its President. In August 1998, Stephen M. Siedow became President of ATLAS and acquired control of it by purchasing 8,282,872 shares of ATLAS's common stock from MFI in a private arm's-length transaction.
MFI retained ownership of 14,500 shares of ATLAS's common stock. Mr. Siedow has informed the Company that he will not sell these shares in the public markets until they have been registered for resale under the Act or otherwise as permitted by law.

     In March 2001, three shareholders of ATLAS donated 656,250 shares of
ATLAS's common stock that they had previously purchased for cash to the Company.
These shares were subsequently cancelled by ATLAS on the Company's stock transfer records. As of March 31, 2001, there were issued and outstanding
9,343,750 shares of ATLAS's common stock.

     ATLAS owns no real estate and has no full time employees, and it will have no operations of its own unless and until it engages in one or more of the activities described below under this ITEM 1. ATLAS is a blank check company which intends to enter into a business combination with one or more as yet unidentified privately held businesses.

EXCHANGE ACT REGISTRATION

     ATLAS has voluntarily filed a registration statement on Form 10-SB with the
Securities and Exchange Commission ("SEC" or "Commission") in order to register
ATLAS's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). ATLAS is required to file quarterly, annual and other reports and other information with the SEC as required by the Exchange
Act. If ATLAS's duty to file reports under the Exchange Act is suspended, ATLAS intends to nonetheless continue filing reports on a voluntary basis if it is able to do so.

PROPOSED BUSINESS

     ATLAS intends to enter into a business combination with one or more as yet unidentified privately held businesses. Management believes that ATLAS will be attractive to privately held companies interested in becoming publicly traded by means of a business combination with ATLAS, without offering their own securities to the public. ATLAS will not be restricted in its search for business combination candidates to any particular geographical area, industry or industry segment, and may enter into a combination with a private business engaged in any line of business. Management's discretion is, as a practical matter, unlimited in the selection of a combination candidate. ATLAS has not entered into any agreement, arrangement or understanding of any kind with any person regarding a business combination.

     Depending upon the nature of the transaction, the current officers and directors of ATLAS probably will resign their directorship and officer positions with ATLAS in connection with ATLAS's consummation of a business combination.
See "Form of Acquisition" below. ATLAS's current management will not have any control over the conduct of ATLAS's business following ATLAS's completion of a business combination.

     It is anticipated that business opportunities will come to ATLAS's attention from various sources, including its management, its other stockholders, professional advisors such as attorneys and accountants, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. ATLAS has no plans, understandings, agreements, or commitments with any individual or entity to act as a finder of or as a business consultant in regard to any business opportunities for ATLAS. There are no plans to use advertisements, notices or any general solicitation in the search for combination candidates.

     PRE-COMBINATION ACTIVITIES. ATLAS is a "blank check" company, defined as an inactive, publicly quoted company with nominal assets and liabilities. With these characteristics, management believes that ATLAS will be attractive to privately held companies interested in becoming publicly traded by means of a business combination with ATLAS, without offering their own securities to the public. The term "business combination" (or "combination") means the result of
(i) a statutory merger of a combination candidate into or its consolidation with
ATLAS or a wholly owned subsidiary of ATLAS formed for the purpose of the merger or consolidation, (ii) the exchange of securities of ATLAS for the assets or outstanding equity securities of a privately held business, or (iii) the sale of securities by ATLAS for cash or other value to a business entity or individual, and similar transactions.

     A combination may be structured in one of the foregoing ways or in any other form which will result in the combined entity being a publicly held corporation. It is unlikely that any proposed combination will be submitted for the approval of ATLAS's shareholders prior to consummation. Pending negotiation and consummation of a combination, ATLAS anticipates that it will have no business activities or sources of revenues and will incur no significant expenses or liabilities other than expenses related to ongoing filings required by the Exchange Act, or related to the negotiation and consummation of a combination.

     ATLAS anticipates that the business opportunities presented to it will (1)
be recently organized with no operating history, or a history of losses attributable to under-capitalization or other factors; (2) be experiencing financial or operating difficulties; (3) be in need of funds to develop a new product or service or to expand into a new market; (4) be relying upon an untested product or marketing concept; or (5) have a combination of the foregoing characteristics. Given the above factors, it should be expected that any acquisition candidate may have a history of losses or low profitability.

     ATLAS will not be restricted in its search for business combination candidates to any particular geographical area, industry or industry segment, and may enter into a combination with a private business engaged in any line of business, including service, finance, mining, manufacturing, real estate, oil and gas, distribution, transportation, medical, communications, high technology, biotechnology or any other. Management's discretion is, as a practical matter, unlimited in the selection of a combination candidate. Management of ATLAS will seek combination candidates in the United States and other countries, as available time permits, through existing associations and by word of mouth.

     ATLAS has not entered into any agreement or understanding of any kind with any person regarding a business combination. There is no assurance that ATLAS will be successful in locating a suitable combination candidate or in concluding a business combination on terms acceptable to ATLAS. ATLAS's Board of Directors has not established a time limitation by which it must consummate a suitable combination; however, if ATLAS is unable to consummate a suitable combination within a reasonable period, such period to be determined at the discretion of
ATLAS's Board of Directors, the Board of Directors will probably recommend its liquidation and dissolution. It is anticipated that ATLAS will not be able to diversify, but will essentially be limited to one such venture because of
ATLAS's lack of capital. This lack of diversification will not permit ATLAS to offset potential losses from one acquisition against profits from another, and should be considered an adverse factor affecting any decision to purchase
ATLAS's securities.

     ATLAS's board of directors has the authority and discretion to complete certain combinations without submitting them to the stockholders for their prior approval. ATLAS's shareholders should not anticipate that they will have any meaningful opportunity to consider or vote upon any candidate selected by ATLAS management for acquisition. Generally, the prior approval of ATLAS's shareholders will be required for any statutory merger of ATLAS with or into another company, but shareholder approval will not be required if the following requirements are met: (1) ATLAS's articles of incorporation will not change as a result of the merger; (2) following the merger, each person who was a ATLAS shareholder immediately prior to the merger will on the effective date of the merger continue to hold the same number of shares, with identical designations, preferences, limitations and relative rights; and (3) the number of ATLAS voting and participating shares which are outstanding prior to the merger is not increased more than 20% as a result of the merger, giving effect to the conversion of convertible securities and the exercise of warrants, options and other rights issued in the merger. It is likely, however, in management's opinion that any combination entered into by ATLAS that takes the form of a merger will result in the issuance of additional shares exceeding the 20%
limitation. Shareholder approval also will not be required as to any "short-form merger," meaning the merger into ATLAS of a company in which ATLAS already owns
90% or more of the equity securities. Moreover, in the event that a business combination occurs in the form of a stock-for-stock exchange or the issuance of stock to purchase assets, the approval of ATLAS's shareholders will not be required by law so long as it is ATLAS that acquires the shares or assets of the other company.

     However, it is anticipated that ATLAS's shareholders will, prior to completion of any combination, be given information about the candidate company's business, financial condition, management and other information required by ITEMs 6(a), (d), (e), 7 and 8 of Schedule 14A of Regulation 14A
under the Exchange Act, which is substantially the same information as required in a proxy statement.

     COMBINATION SUITABILITY STANDARDS. The analysis of candidate companies will be undertaken by or under the supervision of ATLAS's President, who is not a professional business analyst. See "MANAGEMENT" below.

     To a large extent, a decision to participate in a specific combination may be made upon management's analysis of the quality of the candidate company's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, the perceived benefit the candidate will derive from becoming a publicly held entity, and numerous other factors which are difficult, if not impossible, to objectively quantify or analyze. In many instances, it is anticipated that the historical operations of a specific candidate may not necessarily be indicative of the potential for the future because of the possible need to shift marketing approaches substantially, expand significantly, change product emphasis, change or substantially augment management, or make other changes. ATLAS will be dependent upon the owners and management of a candidate to identify any such problems which may exist and to implement, or be primarily responsible for the implementation of, required changes. Because ATLAS may participate in a business combination with a newly organized candidate or with a candidate which is entering a new phase of growth, it should be emphasized that ATLAS will incur further risks, because management in many instances will not have proved its abilities or effectiveness, the eventual market for the candidate's products or services will likely not be established, and the candidate may not be profitable when acquired.

     Otherwise, ATLAS anticipates that it may consider, among other things, the following factors:

     1.   Potential for growth and profitability, indicated by new technology, anticipated market expansion, or new products;

     2.   ATLAS's perception of how any particular candidate will be received by the investment community and by ATLAS's stockholders;

     3.   Whether, following the business combination, the financial condition of the candidate would be, or would have a significant prospect in the foreseeable future of becoming sufficient to enable the securities of
          ATLAS to qualify for listing on an exchange or on NASDAQ, so as to permit the trading of such securities to be exempt from the requirements of the federal "penny stock" rules adopted by the SEC.

     4.   Capital requirements and anticipated availability of required funds, to be provided by ATLAS or from operations, through the sale of additional securities, through joint ventures or similar arrangements, or from other sources;

     5.   The extent to which the candidate can be advanced;

     6.   Competitive position as compared to other companies of similar size and experience within the industry segment as well as within the industry as a whole;

     7.   Strength and diversity of existing management, or management prospects that are scheduled for recruitment;

     8.   The cost of participation by ATLAS as compared to the perceived tangible and intangible values and potential; and

     9.   The accessibility of required management expertise, personnel, raw materials, services, professional assistance, and other required items.

     No one of the factors described above will be controlling in the selection of a candidate. Potentially available candidates may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. It should be recognized that, because of
ATLAS's limited capital available for investigation and management's limited experience in business analysis, ATLAS may not discover or adequately evaluate adverse facts about the opportunity to be acquired. ATLAS cannot predict when it may participate in a business combination. It expects, however, that the analysis of specific proposals and the selection of a candidate may take several months or more.

     Management believes that various types of potential merger or acquisition candidates might find a business combination with ATLAS to be attractive. These include acquisition candidates desiring to create a public market for their shares in order to enhance liquidity for current shareholders, acquisition candidates which have long-term plans for raising capital through the public sale of securities and believe that the possible prior existence of a public market for their securities would be beneficial, and acquisition candidates which plan to acquire additional assets through issuance of securities rather than for cash, and believe that the possibility of development of a public market for their securities will be of assistance in that process. Acquisition candidates which have a need for an immediate cash infusion are not likely to find a potential business combination with ATLAS to be an attractive alternative.

     Prior to consummation of any combination (other than a mere sale by ATLAS insiders of a controlling interest in ATLAS's common stock) ATLAS intends to require that the combination candidate provide ATLAS the financial statements required by ITEM 310 of Regulation S-B, including at the least an audited balance sheet as of the most recent fiscal year end and statements of operations, changes in stockholders' equity and cash flows for the two most recent fiscal years, audited by certified public accountants acceptable to
ATLAS's management, and the necessary unaudited interim financial statements.
Such financial statements must be adequate to satisfy ATLAS's reporting obligations under Section 15(d) or 13 of the Exchange Act. If the required audited financial statements are not available at the time of closing, ATLAS management must reasonably believe that the audit can be obtained in less than
60 days. This requirement to provide audited financial statements may significantly narrow the pool of potential combination candidates available, since most private companies are not already audited. Some private companies will either not be able to obtain an audit or will find the audit process too expensive. In addition, some private companies on closer examination may find the entire process of being a reporting company after a combination with ATLAS too burdensome and expensive in light of the perceived potential benefits from a combination.

     FORM OF ACQUISITION. It is impossible to predict the manner in which ATLAS may participate in a business opportunity. Specific business opportunities will be reviewed as well as the respective needs and desires of ATLAS and the promoters of the opportunity and, upon the basis of that review and the relative negotiating strength of ATLAS and such promoters, the legal structure or method deemed by management to be suitable will be selected. Such structure may include, but is not limited to leases, purchase and sale agreements, licenses, joint ventures and other contractual arrangements. ATLAS may act directly or indirectly through an interest in a partnership, corporation or other form of organization. Implementing such structure may require the merger, consolidation or reorganization of ATLAS with other corporations or forms of business organization, and although it is likely, there is no assurance that ATLAS would be the surviving entity. In addition, the present management and stockholders of
ATLAS most likely will not have control of a majority of the voting shares of
ATLAS following a reorganization transaction. As part of such a transaction,
ATLAS's existing directors may resign and new directors may be appointed without any vote or opportunity for approval by ATLAS's shareholders.

     It is likely that ATLAS will acquire its participation in a business opportunity through the issuance of common stock or other securities of ATLAS.
Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called "tax free" reorganization under the Internal
Revenue Code of 1986, depends upon the issuance to the stockholders of the acquired company of a controlling interest (i.e. 80% or more) of the common stock of the combined entities immediately following the reorganization. If a transaction were structured to take advantage of these provisions rather than other "tax free" provisions provided under the Internal Revenue Code, ATLAS's current stockholders would retain in the aggregate 20% or less of the total issued and outstanding shares. This could result in substantial additional dilution in the equity of those who were stockholders of ATLAS prior to such reorganization. Any such issuance of additional shares might also be done simultaneously with a sale or transfer of shares representing a controlling interest in ATLAS by the current officers, directors and principal shareholders.

     It is anticipated that any new securities issued in any reorganization would be issued in reliance upon exemptions, if any are available, from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of the transaction, ATLAS may agree to register such securities either at the time the transaction is consummated, or under certain conditions or at specified times thereafter. The issuance of substantial additional securities and their potential sale into any trading market that might develop in ATLAS's securities may have a depressive effect upon such market.

     ATLAS will participate in a business opportunity only after the negotiation and execution of a written agreement. Although the terms of such agreement cannot be predicted, generally such an agreement would require specific representations and warranties by all of the parties thereto, specify certain events of default, detail the terms of closing and the conditions which must be satisfied by each of the parties thereto prior to such closing, outline the manner of bearing costs if the transaction is not closed, set forth remedies upon default, and include miscellaneous other terms.

     As a general matter, ATLAS anticipates that it, and/or its officers and principal shareholders will enter into a letter of intent with the management, principals or owners of a prospective business opportunity prior to signing a binding agreement. Such a letter of intent will set forth the terms of the proposed acquisition but will not bind any of the parties to consummate the transaction. Execution of a letter of intent will by no means indicate that consummation of an acquisition is probable. Neither ATLAS nor any of the other parties to the letter of intent will be bound to consummate the acquisition unless and until a definitive agreement concerning the acquisition as described in the preceding paragraph is executed. Even after a definitive agreement is executed, it is possible that the acquisition would not be consummated should any party elect to exercise any right provided in the agreement to terminate it on specified grounds.

     It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation would not be recoverable. Moreover, because many providers of goods and services require compensation at the time or soon after the goods and services are provided, the inability of ATLAS to pay until an indeterminate future time may make it impossible to procure goods and services.

     POST-COMBINATION ACTIVITIES. Management anticipates that, following consummation of a combination, control of ATLAS will change as a result of the issuance of additional common stock to the shareholders of the business acquired in the combination. Once ownership control has changed, it is likely that the new controlling shareholders will call a meeting for the purpose of replacing the incumbent directors of ATLAS with candidates of their own, and that the new directors will then replace the incumbent officers with their own nominees. Rule
14f-1 under the Exchange Act requires that, if in connection with a business combination or sale of control of ATLAS there should arise any arrangement or understanding for a change in a majority of ATLAS's directors and the change in the board of directors is not approved in advance by ATLAS's shareholders at a shareholder meeting, then none of the new directors may take office until at least ten (10) days after an information statement has been filed with the
Securities and Exchange Commission and sent to ATLAS's shareholders. The information statement furnished must as a practical matter include the information required by ITEMs 6(a), (d) and (e), 7 and 8 of Schedule 14A of
Regulation 14A in a proxy statement.

     Following consummation of a combination, management anticipates that ATLAS will file a current report on Form 8-K with the Commission which discloses among other things the date and manner of the combination, material terms of the definitive agreement, the assets and consideration involved, the identity of the person or persons from whom the assets or other property was acquired, changes in management and biographies of the new directors and executive officers, identity of principal shareholders following the combination, and contains the required financial statements. Such a Form 8-K report also will be required to include all information as to the business acquired called for by ITEM 101 of
Regulation S-B.

POTENTIAL BENEFITS to INSIDERS

     In connection with a business combination, it is possible that shares of common stock constituting control of ATLAS may be purchased from the current principal shareholders ("insiders") of ATLAS by the acquiring entity or its affiliates. If stock is purchased from the insiders, the transaction is very likely to result in substantial gains to them relative to the price they originally paid for the stock. In ATLAS's judgment, none of its officers and directors would as a result of such a sale become an "underwriter" within the meaning of the Section 2(11) of the Securities Act of 1933, as amended. No bylaw or charter provision ATLAS prevents insiders from negotiating or consummating such a sale of their shares. The sale of a controlling interest by ATLAS insiders could occur at a time when the other shareholders of the Company remain subject to restrictions on the transfer of their shares, and it is unlikely that
ATLAS shareholders generally will be given the opportunity to participate in any such sale of shares. Moreover, ATLAS shareholders probably will not be afforded any opportunity to review or approve any such buyout of shares held by an officer, director or other affiliate, should such a buyout occur.

     ATLAS may require that a company being acquired repay all advances made to
ATLAS by ATLAS shareholders and management, at or prior to closing of a combination. Otherwise, there are no conditions that any combination or combination candidate must meet, such as buying stock from ATLAS insiders or paying compensation to any ATLAS officer, director or shareholder or their respective affiliates.

POSSIBLE ORIGINATION of a BUSINESS

     The Board of Directors has left open the possibility that, instead of seeking a business combination, ATLAS may instead raise funding in order to originate an operating business, which may be in any industry or line of business, and could involve ATLAS's origination of a start-up business, purchase and development of a business already originated by third parties, joint venture of a new or existing business, or take any other lawful form. It is also possible that ATLAS may engage in one or more combinations, as discussed above, and originate a business in addition. Potential shareholders should consider that management has the widest possible discretion in choosing a business direction for ATLAS.

     Any funds needed to originate and develop a business would almost certainly be raised from the sale of ATLAS's securities, since ATLAS lacks the creditworthiness to obtain a loan. Management does not believe that the principal shareholders, directors or executive officers of ATLAS would be willing to guarantee any debt taken on, and obtaining a loan without personal guarantees is unlikely. Capital could possibly be raised from the sale of debt instruments convertible into common stock upon the occurrence of certain defined events, but no such funding has been offered. ATLAS has no current plans to offer or sell its securities, but would be agreeable do so if a worthy business opportunity presents itself and adequate funding then appears to be available.

USE OF CONSULTANTS and FINDERS

     Although there are no current plans to do so, ATLAS management might hire and pay an outside consultant to assist in the investigation and selection of candidates, and might pay a finder's fee to a person who introduces a candidate with which ATLAS completes a combination. Since ATLAS management has no current plans to use any outside consultants or finders to assist in the investigation and selection of candidates, no policies have been adopted regarding use of consultants or finders, the criteria to be used in selecting such consultants or finders, the services to be provided, the term of service, or the structure or amount of fees that may be paid to them. However, because of the limited resources of ATLAS, it is likely that any such fee ATLAS agrees to pay would be paid in stock and not in cash. ATLAS has had no discussions, and has entered into no arrangements or understandings, with any consultant or finder. ATLAS's officers and directors have not in the past used any particular consultant or finder on a regular basis and have no plan to either use any consultant or recommend that any particular consultant be engaged by ATLAS on any basis.

     It is possible that compensation in the form of common stock, options, warrants or other securities of ATLAS, cash or any combination thereof, may be paid to outside consultants or finders. No securities of ATLAS will be paid to officers, directors or promoters of ATLAS nor any of their respective affiliates. Any payments of cash to a consultant or finder would be made by the business acquired or persons affiliated or associated with it, and not by ATLAS.
It is possible that the payment of such compensation may become a factor in any negotiations for ATLAS's acquisition of a business opportunity. Any such negotiations and compensation may present conflicts of interest between the interests of persons seeking compensation and those of ATLAS's shareholders, and there is no assurance that any such conflicts will be resolved in favor of
ATLAS's shareholders.

                                       10

RISK FACTORS

     At this time the shares of ATLAS are speculative and involve a high degree of risk, for the reasons following. ATLAS has no operations or revenues, thus there are no financial results upon which anyone may base an assessment of its potential. No combination candidate has been identified for acquisition by management, nor has any determination been made as to any business for ATLAS to enter, and shareholders will have no meaningful voice in any such determinations. There is no assurance that ATLAS will be successful in completing a combination or originating a business, nor that ATLAS will be successful or that its shares will have any value even if a combination is completed or a business originated.

     ATLAS's officers and directors, who serve only on a part-time basis, have had limited experience in the business activities contemplated by ATLAS, yet
ATLAS will be solely dependent on them. ATLAS lacks the funds or other incentive to hire full-time experienced management. Each of ATLAS's management members has other employment or business interests to which he devotes his primary attention and will continue to do so, devoting time to ATLAS only on an as-needed basis.
Moreover, members of management are involved in other companies also seeking to engage in a combination, and conflicts of interest could arise in the event they come across a desirable combination candidate. No assurance exists that all or any such conflicts will be resolved in favor of ATLAS.

     After completion of a combination, the current shareholders of ATLAS may experience severe dilution of their ownership due to the issuance of shares in the combination. Any combination effected by ATLAS almost certainly will require its existing management and board members to resign, thus shareholders have no way of knowing what persons ultimately will direct ATLAS and may not have an effective voice in their selection.

STATE SECURITIES LAWS CONSIDERATIONS

     Section 18 of the Securities Act of 1933, as amended in 1996, provides that no law, rule, regulation, order or administrative action of any state may require registration or qualification of securities or securities transactions that involve the sale of a "covered security." The term "covered security" is defined in Section 18 to include among other things transactions by "any person not an issuer, underwriter or dealer," (in other words, secondary transactions in securities already outstanding) that are exempted from registration by
Section 4(1) of the Securities Act of 1933, provided the issuer of the security is a "reporting company," meaning that it files reports with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act.

     Section 18 as amended preserves the authority of the states to require certain limited notice filings by issuers and to collect fees as to certain categories of covered securities, specifically including Section 4(1) secondary transactions in the securities of reporting companies. Section 18 expressly provides, however, that a state may not "directly or indirectly prohibit, limit, or impose conditions based on the merits of such offering or issuer, upon the offer or sale of any (covered) security." This provision prohibits states from requiring registration or qualification of securities of an Exchange Act reporting company which is current in its filings with the SEC.

     The states generally are free to enact legislation or adopt rules that prohibit secondary trading in the securities of "blank check" companies like
ATLAS. Section 18, however, of the Act preempts state law as to covered securities of reporting companies. Thus, while the states may require certain limited notice filings and payment of filing fees by ATLAS as a precondition to secondary trading of its shares in those states, they cannot, so long as ATLAS is a reporting issuer, prohibit, limit or condition trading in ATLAS's securities based on the fact that ATLAS is or ever was a blank check company.
ATLAS will comply with such state limited notice filings as may be necessary in regard to secondary trading. At this time, ATLAS's stock is not actively traded in any market, and an active market in its common stock is not expected to arise, if ever, until after completion of a business combination.

                                       11

NO INVESTMENT COMPANY ACT REGULATION

     Prior to completing a combination, ATLAS will not engage in the business of investing or reinvesting in, or owning, holding or trading in securities, or otherwise engaging in activities which would cause it to be classified as an
"investment company" under the 1940 Act. To avoid becoming an investment company, not more than 40% of the value of ATLAS's assets (excluding government securities and cash and cash equivalents) may consist of "investment securities," which is defined to include all securities other than U.S.
government securities and securities of majority-owned subsidiaries. Because
ATLAS will not own less than a majority of any assets or business acquired, it will not be regulated as an investment company. ATLAS will not pursue any combination unless it will result in ATLAS owning at least a majority interest in the business acquired.

COMPETITION

     ATLAS will be in direct competition with many entities in its efforts to locate suitable business opportunities. Included in the competition will be business development companies, venture capital partnerships and corporations, small business investment companies, venture capital affiliates of industrial and financial companies, broker-dealers and investment bankers, management and management consultant firms and private individual investors. Most of these entities will possess greater financial resources and will be able to assume greater risks than those which ATLAS, with its limited capital, could consider.
Many of these competing entities will also possess significantly greater experience and contacts than ATLAS's management. Moreover, ATLAS also will be competing with numerous other blank check companies for such opportunities.

EMPLOYEES

     ATLAS has no full-time employees, and its only employees currently are its officers. It is not expected that ATLAS will have additional full-time or other employees except as a result of completing a combination.

Item 2. DESCRIPTION OF PROPERTY.

     ATLAS neither owns nor leases any real estate or other properties. ATLAS's offices are located in the offices of its President, Mr. Stephen M. Siedow, which are provided at no charge. This arrangement will continue until ATLAS raises funding to originate a business or completes an acquisition of an operating business, in which latter event the offices of ATLAS undoubtedly will be the same as those of the acquired company.

Item 3. LEGAL PROCEEDINGS.

     There are no legal proceedings which are pending or have been threatened against ATLAS or any officer, director or control person of which management is aware.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No matters were submitted to a vote or for the written consent of security shareholders for the year ended December 31, 2001, and no meeting of shareholders was held.

                                       12

                        Quarterly Report on Form 10-QSB of Atlas-Republic Corporation
                                  for the Fiscal Quarter ended March 31, 2002

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

Quarterly Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the Quarter Ended March 31, 2002 Commission File No. 0-32433

ATLAS-REPUBLIC CORPORATION

(Exact name of Registrant as specified in its charter)

                                           COLORADO                                       84-1300072
                                ------------------------------                    -----------------------
                                (State or other jurisdiction of                   (I.R.S. Empl. Ident. No.)
                                incorporation or organization)

                                        2 Mott Street, 7th Floor
                                        New York, New York                                      80014
                                --------------------------------------                        ------------
                                (Address of Principal Executive Offices)                         (Zip Code)

                                                                (212) 608-8988
                                         --------------------------------------------------
                                        (Registrant's Telephone Number, including Area Code)

                                                12373 E. Cornell Avenue, Aurora, Colorado  80014
                                ------------------------------------------------------------------------------
                                        (Former name, former address and former fiscal year
                                                        if changed since last report)

         Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of
1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for at least the past 90 days.

Yes    X      No
        -----            -------

         The number of shares outstanding of each of the registrant's classes of common equity, as of  May 6, 2002 are as follows:

    Class of Securities                         Shares Outstanding
--------------------------                      ------------------
Common Stock, $0.00001 par value                       9,343,750

ITEM 1.     FINANCIAL STATEMENTS

                                                               I N D E X

                                                                                                    PAGE NO.

CONSOLIDATED BALANCE SHEETS                                                                             2
       March 31, 2002 and December 31, 2001

CONSOLIDATED STATEMENTS OF OPERATIONS
       For the three months ended March 31, 2002 and 2001                                               3

CONSOLIDATED STATEMENTS OF CASH FLOWS
       For the three months ended March 31, 2002 and 2001                                               4

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS                                                          5

                                                        1

                                                      ATLAS-REPUBLIC CORPORATION

                                                      CONSOLIDATED BALANCE SHEETS

                                                                            (Unaudited)
                                                                             March 31,            December 31,
                                                                                2002                  2001
                                                                                ----                  ----
                                                      Assets

           Total assets                                                   $       -             $       -
                                                                          =============         ==============

                                     Liabilities and Stockholders’ Deficiency

Current liabilities
     Accounts payable                                                     $        24,190       $        21,590
     Due to officer/stockholder                                                    71,337                50,437
                                                                          ---------------       ---------------
           Total liabilities                                                       95,527                72,027
                                                                          ---------------       ---------------

Commitments and contingencies

Stockholders' deficiency
     Preferred stock; $.00001 par value; authorized -
         20,000,000 shares; issued – none                                         -                      -
     Common stock; $.00001 par value; authorized -
         500,000,000 shares; issued and outstanding -
         9,343,750 shares                                                              93                    93
     Additional paid in capital                                                   718,458               718,458
     Accumulated deficit                                                         (814,078)             (790,578)
                                                                          ----------------      ----------------
           Total stockholders' deficiency                                         (95,527)              (72,027)

           Total liabilities and stockholders' deficiency                 $       -             $       -
                                                                          ================      ================

                                        The accompanying notes are an integral part of
                                             the consolidated financial statements.

                                                                2

                                                       ATLAS-REPUBLIC CORPORATION

                                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                                              (UNAUDITED)

                                                               Three Months Ended March 31,
                                                                2002                  2001

Cost and expenses
     General and administrative expenses                   $        23,500      $          9,094

Net loss                                                   $       (23,500)     $         (9,094)

Loss per common share                                      $             (.00)  $          (.00)

Weighted average shares outstanding                        $     9,343,750      $      9,778,792

                                         The accompanying notes are an integral part of
                                             the consolidated financial statements.

                                                                3

                                                       ATLAS-REPUBLIC CORPORATION

                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                              (UNAUDITED)

                                                                       Three Months Ended March 31,

                                                                          2002                2001

Cash flows from operating activities
     Net loss                                                       $       (23,500)      $        (9,094)
    Adjustments to reconcile net loss to net cash provided by
          operating activities:
         Changes in operating assets and liabilities:                                                 750
              Increase in accounts payable                                    2,600

                   Net cash used in operating activities                    (20,900)               (8,344)

Cash flows from financing activities
     Increase in amounts due to officer/ stockholder                         20,900                 8,344

                   Net   cash    provided   by   financing                   20,900                 8,344
                      activities

Net increase in cash                                                         -                     -

Cash - beginning of period                                                   -                     -

Cash - end of period                                                $        -            $        -

                                          The accompanying notes are an integral part of
                                             the consolidated financial statements.

                                                                4

7

                                                       ATLAS-REPUBLIC CORPORATION

                                              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                              (UNAUDITED)

The accompanying  unaudited  financial  statements have been prepared in accordance with generally accepted  accounting  principles for interim  financial  information  and with the  instructions to Form 10-Q.  Accordingly,  they do not include all of the information and footnotes required by generally accepted accounting  principles for complete financial  statements.  In the opinion of management,  all adjustments  (consisting of normal recurring  accruals)  considered  necessary for a fair  presentation  have been included.  Operating results for the three  months  ended March 31, 2002 are not  necessarily  indicative  of the results  that may be expected for the year ending December 31, 2002. For further  information,  refer to the financial  statements and footnotes thereto included in the Company's
Annual Report on Form 10-KSB for the year ended December 31, 2001.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         DESCRIPTION OF BUSINESS

         The financial  statements presented are those of Atlas-Republic  Corporation and its wholly-owned  subsidiary (the “Company”).
         The  Company  was  incorporated  on January  28,  1987 under the laws of the State of  Colorado.  Prior to 1997,  the  Company
         through its subsidiary,  Geda  Laboratories  (Canada)  Limited  (“Geda”),  had acquired the exclusive  distribution  rights in
         Canada to certain  proprietary  products,  including  a topical  (skin)  barrier  lotion and an  antiseptic  spermicide.  Geda purchased  inventory  stocks of these  products and  aggressively  tried to market and sell these  products.  Since 1997,  the
         Company has been inactive.

         RESULTS OF OPERATIONS

         During  the three  months  ended  March 31,  2002,  the  Company  has  engaged  in no  significant  operations  other than the acquisition  of capital for general and  administrative  expenses and  registration  of its  securities  under the  Securities
         Exchange Act of 1934. During this period,  the Company received no operating  revenues.  General and  administrative  expenses consist primarily of professional fees.

         PRINCIPLES OF CONSOLIDATION

         The consolidated  financial statements include the accounts of the Company and its wholly-owned  subsidiary.  All intercompany transactions and balances have been eliminated.

                                                                5

                                                       ATLAS-REPUBLIC CORPORATION

                                               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                              (UNAUDITED)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

         The preparation of financial  statements in conformity with generally accepted  accounting  principles  requires management to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial  Accounting  Standards  No. 107,  Disclosures  about Fair Value of Financial  Instruments  ("SFAS 107")
         requires  entities to disclose  the fair values of financial  instruments  except when it is not  practicable  to do so. Under
         SFAS No. 107, it is not  practicable to make this  disclosure  when the costs of formulating  the estimated  values exceed the benefit when considering how meaningful the information would be to financial statement users.

         As a result of the  difficulties  presented in the  valuation  of the loans  payable due to  officers/stockholders  because of their related party nature,  estimating  the fair value of these  financial  instruments is not  considered  practicable.  The fair values of all other assets and  liabilities do not differ  materially from their carrying  amounts.  None of the above is derivative financial instruments and none is held for trading purposes.

         INCOME TAXES

         Deferred tax assets and liabilities  are recognized for the future tax  consequences  attributable to differences  between the financial  statement  carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and  liabilities  are  measured  using  enacted  tax rates  expected  to apply to taxable  income in the years in which  those temporary  differences  are expected to reverse.  The effect on deferred tax assets and  liabilities  of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date.

         LOSS PER COMMON SHARE

         Loss per common share is computed by dividing the net loss by weighted average shares outstanding during the period.

                                                                6

                                                       ATLAS-REPUBLIC CORPORATION

                                               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                              (UNAUDITED)

2.       STOCKHOLDERS’ DEFICIENCY

         COMMON STOCK

         In March 2001,  three  shareholders of the Company  donated 656,250 shares of common stock that they had previously  purchased for cash to the Company.  These shares were subsequently cancelled by the Company.

         Dividends  may be paid on  outstanding  shares as declared by the Board of  Directors.  Each share of common stock is entitled to one vote.

         PREFERRED STOCK

         No shares of  preferred  stock have been issued or are  outstanding.  Dividends,  voting  rights and other  terms,  rights and preferences  of the preferred  shares have not been  designated  but may be designated by the Board of Directors  from time to time.

         1998 STOCK OPTION PLAN

         The  Company has adopted a  compensation  stock  option plan (the “CSO  Plan”),  which  allows for the  issuance of options to purchase up to 3,500,000  shares of stock to employees,  officers,  directors and consultants of the Company.  The CSO Plan is not intended to qualify as an “incentive  stock option plan” under Section 422 of the Internal  Revenue Code.  Options will be granted  under the CSO Plan at exercise  prices to be  determined  by the Board of Directors or other CSO Plan  Administrator.
         The Company  will incur  compensation  expense to the extent that the market  value of the stock at date of grant  exceeds the amount the grantee is required to pay for the options.  No options have been granted under the CSO Plan to date.

         1998 EMPLOYEE STOCK COMPENSATION PLAN

         The  Company  has adopted an  employee  stock  compensation  plan (the “ESC  Plan”),  which  allows for the  issuance of up to
         2,500,000  shares of stock to  employees,  officers,  directors  and  consultants  of the  Company.  The  Company  will  incur compensation  expense to the  extent  the market  value of the stock at date of grant  exceeds  the  amount  the  employee  is required  to pay for the stock (if any).  The ESC Plan will be  administered  by the  Board of  Directors  or a  committee  of directors.  No stock has been awarded under the ESC Plan to date.

                                                                7

                                                       ATLAS-REPUBLIC CORPORATION

                                               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                              (UNAUDITED)

3.   INCOME TAXES

     The  Company did not provide any  current or  deferred  federal or state  income tax  provision  or benefit for any of the periods presented  because to date, it has  experienced  operating  losses.  The Company has a federal net operating loss  carryforward of approximately  $615,311  expiring in the year 2022. The tax benefit of this net operating loss,  based on an effective tax rate of
     40%, is  approximately  $246,000 and has been offset by a full allowance for business  combination  under IRC Section 381. For the period ended March 31, 2002, based on an effective tax rate of 40%, the valuation allowance increased by $9,400.

4.   RELATED PARTY TRANSACTIONS

     The Company is indebted to an  officer/stockholder  for services rendered and expenses  advanced on behalf of the Company,  in the amount of $71,337 and $50,437 at March 31, 2002 and December 31, 2001,  respectively.  The Company  utilizes office space provided by the President of the Company at no charge.

5.   SUBSEQUENT EVENTS

      On April 23, 2002, Bestway Coach Express Inc., (“Bestway”) a New York corporation acquired 7,000,000 shares of the Common Stock of the company from Stephen M. Siedow, who, prior to the acquisition of the shares by Bestway, was the sole officer and director of Atlas and its controlling stockholder.  The 7,000,000 shares represent approximately 74.9% of Atlas’ issued and outstanding common stock.

      Bestway acquired the shares pursuant to a Stock Purchase Agreement with Stephen M. Siedow, dated March 19, 2002.  The purchase price for the shares was $250,000 or $.0357 per share.  Also, in connection with the acquisition of the shares by Bestway,
      Bestway loaned the company $101,500 to pay off some of the company’s accrued liabilities.  This loan is evidenced by a promissory note, dated April 23, 2002, by the company in favor of Bestway.  The note bears interest at the simple rate of 8% and is due and payable in full with interest on April 23, 2003.

      On April 23, 2002, Mr. Siedow resigned from all offices that he holds with the company and as a Director of the company.  At the same time, (1) Wilson Cheng, the President of Bestway, was appointed as the President, Treasurer and Chairman of the Board of
      Atlas, (2) Vivian Cheng, the Executive Vice President of Bestway, was appointed as the Executive Vice President of Atlas and as a director of Atlas, (3) Kelvin Chan, the Chief Operating Officer of Bestway, was appointed as the Chief Operating Officer and as a director of Atlas, (4) Jovi Chen, the Vice President of Sales and Marketing of Bestway, was appointed as the Vice President of Sales and Marketing of Atlas and (5) Ronald C. H. Lui, the Assistant Treasurer of Bestway, was appointed as the Assistant
      Treasurer of Atlas.

                                                        8

      The company also filed an Information Statement on Schedule 14C relating to a special meeting of the shareholders of the compamy.  Among the proposals to be considered at the meeting is the proposed share exchange with the stockholders of Bestway.
      Pursuant to the share exchange the company (after it is redomiciled in Delaware and its name is changed to AMCO Transport
      Holdings, Inc.) will issue, in the aggregate, 28,000,000 shares of the company’s common stock to the Bestway stockholders in exchange for all of the issued and outstanding common stock of Bestway.  Bestway will become a wholly-owned subsidiary of the company and the stockholders of Bestway will own, assuming no shares of the company’s common stock are issued prior to the consummation of this share exchange, approximately 75% of the company’s common stock.  The existing stockholders of the company’s would therefore own the remaining 25% of the company’s common stock.  The remaining group of the company’s stockholders consists of Bestway itself , which would continue to own 7,000,000 shares of the company‚s common stock after the share exchange is consummated (approximately 18.69%), Stephen M. Siedow, who will continue to own 1,282,872 shares of our common stock after the share exchange is consummated (approximately 3.43%) and the other stockholders of the company, who will continue to own, in the aggregate, 1,060,878 shares of our common stock after the share exchange is consummated (approximately 2.83%).

      Mr. Siedow and Bestway have already indicated that they will vote in favor of all proposals to be considered at the stockholders meeting.  Since these stockholders own more than a majority of the company’s issued and outstanding common stock, the proposals
      (including the share exchange proposal referred to above) will be approved at the special meeting.

      On April 23, 2002, the company also granted Mid Continental Securities Corp. a warrant for the purchase of 200,000 shares of the company’s common stock at an exercise price of $0.03 per share.  The Warrant has a 3 year term and is fully vested.  The Warrant was issued to Mid Continental Securities Corp. as payment for consulting services provided to the company in connection with the transactions described above.

                                                                9

FORWARD-LOOKING STATEMENTS

         This report contains certain forward-looking statements and information relating to Atlas-Republic Corporation  that are
based on the beliefs of its management as well as assumptions made by and information currently available to its management.   When
used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan" and similar expressions, as they relate to Atlas or its management, are intended to identify forward-looking statements.  These statements reflect management's current view of Atlas concerning future events and are subject to certain risks, uncertainties and assumptions, including among many others: a general economic downturn; a downturn in the securities markets; federal or state laws or regulations having an adverse effect on proposed transactions that Atlas desires to effect, Securities and Exchange Commission regulations which affect trading in the securities of "penny stocks," and other risks and uncertainties.  Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected.

ITEM 2.      PLAN OF OPERATION

Background.

         Atlas was incorporated under the laws of the State of Colorado on January 28, 1987. Atlas is authorized to issue 500,000,000 shares of common stock with a $.00001 par value and 20,000,000 shares of preferred stock with a $.00001 par value.  Atlas's business activities prior to 1997 were conducted through its wholly owned subsidiary GEDA Laboratories (Canada) Limited, which was acquired in
1994.  GEDA had acquired the exclusive marketing and distribution rights in Canada to certain proprietary products, including a topical barrier cream (used primarily by medical, emergency and police to protect against blood splashes) and an antiseptic spermicide.  GEDA had acquired inventory stocks of barrier cream and antiseptic spermicide and tried to market and resale these products in Canada.  Atlas has not had any operations since late 1996, has no significant assets and had $95,527 of liabilities as of
March 30, 2002.

         Atlas owns no real estate and has no full time employees.  Atlas has not had any operations since late 1996 and will not have any operations of its own unless and until it engages in one or more of the activities described below.  Atlas is a "blank check" company which intends to enter into a business combination with its controlling stockholder, Bestway Coach Express Inc., a bus
service company that operates 23 busses in New York, New Jersey and Connecticut.   See “Recent Developments” below.

Recent Developments

         On April 23, 2002, Bestway Coach Express Inc., a New York corporation acquired 7,000,000 shares of the Common Stock,
$0.00001 par value per share, of Atlas from Stephen M. Siedow, who, prior to the acquisition of the shares by Bestway, was the sole officer and director of Atlas and its controlling stockholder.  The 7,000,000 shares represent approximately 74.9% of Atlas’ issued and outstanding common stock.

         Bestway acquired the shares pursuant to a Stock Purchase Agreement with Stephen M. Siedow, dated March 19, 2002.  The purchase price for the shares is $250,000 or $.0357 per share.  Also, in connection with the acquisition of the shares by Bestway,
Bestway loaned Atlas $101,500 to pay off some of Atlas’ accrued liabilities.  This loan is evidenced by a promissory note, dated
April 23, 2002, by Atlas in favor of Bestway.  The note bears interest at the simple rate of 8% and is due and payable in full with interest on April 23, 2003.

         Bestway obtained the funds needed to acquire the shares and make the loan through sales of its equity securities in private placements under Regulation D and Regulation S of the Securities Act of 1933, as amended.

         At the same time that Mr. Siedow sold the 7,000,000 shares to Bestway, Atlas granted Mr. Siedow piggy back registration rights relating to the remaining 1,282,872 shares that he continues to hold.  The piggy back registration rights require Atlas to use its reasonable best efforts to cause Mr. Siedow’s shares to be in included in any registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms) that it files with the Securities and Exchange Commission under which
Atlas or its selling stockholders are selling Atlas securities for cash.  As part of the transaction, Mr. Siedow also agreed that for the one year period following the registration of his remaining shares he will not sell during any three-month period a number of those shares that exceeds the greater of:  (i) one percent of the shares of Atlas’ common stock outstanding as shown by the most recent report or statement published by Atlas, (ii) the average weekly reported volume of trading in Atlas’ securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association and/or reported through the OTC Bulletin Board and any other venue where Atlas’ common stock is traded during the four calendar weeks immediately preceding the same, or (iii) a non-cumulative monthly limit of 150,000 shares.

                                                        10

         On April 23, 2002, Atlas also granted Mid Continental Securities Corp. a warrant for the purchase of 200,000 shares of
Atlas’ common stock at an exercise price of $0.03 per share.  The Warrant has a 3 year term and is fully vested.  The Warrant was issued to Mid Continental Securities Corp. as payment for consulting services provided to Atlas in connection with the transactions described above.

         On April 23, 2002, Mr. Siedow resigned from all offices that he holds with Atlas and as a Director of Atlas.  At the same time, (1) Wilson Cheng, the President of Bestway, was appointed as the President, Treasurer and Chairman of the Board of Atlas, (2)
Vivian Cheng, the Executive Vice President of Bestway, was appointed as the Executive Vice President of Atlas and as a director of
Atlas, (3) Kelvin Chan, the Chief Operating Officer of Bestway, was appointed as the Chief Operating Officer and as a director of
Atlas, (4) Jovi Chen, the Vice President of Sales and Marketing of Bestway, was appointed as the Vice President of Sales and
Marketing of Atlas and (5) Ronald C. H. Lui, the Assistant Treasurer of Bestway, was appointed as the Assistant Treasurer of Atlas.

         Atlas also filed an Information Statement on Schedule 14C relating to a special meeting of the shareholders of Atlas.  Among the proposals to be considered at the meeting is the proposed share exchange with the stockholders of Bestway.  Pursuant to the share exchange Atlas (after it is redomiciled in Delaware and its name is changed to AMCO Transport Holdings, Inc.) will issue, in the aggregate, 28,000,000 shares of Atlas’ common stock to the Bestway stockholders in exchange for all of the issued and outstanding common stock of Bestway.  Bestway will become a wholly-owned subsidiary of Atlas and the stockholders of Bestway will own, assuming no shares of Atlas common stock are issued prior to the consummation of this share exchange, approximately 75% of Atlas’ common stock.  The existing stockholders of Atlas-Republic would therefore own the remaining 25% of Atlas’ common stock.  The remaining group of Atlas-Republic Corporation stockholders consists of Bestway itself , which would continue to own 7,000,000 shares of Atlas’
common stock after the share exchange is consummated (approximately 18.69%), Stephen M. Siedow, who will continue to own 1,282,872 shares of our common stock after the share exchange is consummated (approximately 3.43%) and the other stockholders of Atlas-Republic
Corporation, who will continue to own, in the aggregate, 1,060,878 shares of our common stock after the share exchange is consummated
(approximately 2.83%).

         Mr. Siedow and Bestway have already indicated that they will vote in favor of all proposals to be considered at the stockholders meeting.  Since these stockholders own more than a majority of Atlas’ issued and outstanding common stock, the proposals
(including the share exchange proposal referred to above) will be approved at the meeting.

         Bestway was incorporated in New York on August 4, 1997.  It is a motorcoach service provider with 23 motorcoaches and 1 van.  Bestway currently provides specialized destination route services to casinos in Atlantic City, New Jersey, which accounts for approximately 55% of its revenues, charter services to tour and travel agencies, which accounts for approximately 33% of its revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues.  Bestway maintains a garage depot at 183 7th Avenue, Brooklyn, New York  11215, which is located in the Park Slope area of Brooklyn.  Its bus fleet and maintenance department is located at this garage.  Bestway’s executive offices are located at 2 Mott Street, New York, New
York 10013.  Its telephone number at this address is (212) 608-8988 and its fax number at this address is (212) 608-9169.  Bestway currently has 30 full-time employees and no part-time employees.

                                                        11

Employees

         Atlas has no full-time employees, and its only employees currently are its officers.  It is not expected that Atlas will have additional full-time or other employees except upon consummation of the contemplated share exchange with Bestway.

Results of Operations

First Quarter 2002 - During the first fiscal quarter ended March 31, 2002, Atlas incurred a net loss of $23,500. Expenses in the quarter related primarily to miscellaneous filing fees, accounting costs and other general and administrative expenses. The Company paid no rent or salaries and had no operations.

First Quarter 2001 - During the first fiscal quarter ended March 31, 2001, Atlas incurred a net loss of $9,094. Expenses in the quarter related primarily to accounting costs and other general and administrative expenses. The Company paid no rent or salaries and had no operations.

Liquidity and Capital Resources

         Atlas had $-0- cash on hand at the end of the quarter and had no other assets to meet ongoing expenses or debts that may accumulate.  Since inception, Atlas has accumulated a deficit (net loss) of $814,078.

         Atlas has no commitment for any capital expenditure and foresees none until after it effects the contemplated business combination with Bestway.  However, Atlas will incur routine fees and expenses incident to its reporting duties as a public company, and it will incur expenses in holding its upcoming  special meeting and accomplishing, at or after such meeting, (i) the election of directors, (ii) reincorporation in the State of Delaware and concurrent name change to AMCO Transport Holdings, Inc., (iii) a business combination with Bestway Coach Express Inc., (iv) the adoption of a 2002 Stock Plan and a 2002 Employee Stock Compensation
Plan and (v) the ratification of Livingston, Wachtell  Co., LLP as its new accountants.  Atlas's cash requirements for the next twelve months, assuming that a business combination with Bestway occurs and Atlas commences its new acquisition strategy, will be significant and, therefore, in order to begin to fulfill its new business plan of becoming an nationwide motorcoach service provider
Atlas will need to raise significant capital through the private placement of its securities, loans from banks, financial institutions or other third parties including officers, directors and other affiliates of the Atlas or through any other alternative financing means.  It is very likely that any financing activities that Atlas engages in will result in significant dilution to Atlas’
existing stockholders.

         Atlas believes that management members or shareholders will loan funds to Atlas as needed for operations until Atlas is able to raise sufficient capital to fulfill its business plan.  Management and the shareholders are not obligated to provide funds to
Atlas, however, and it is not certain they will always want or be financially able to do so.  Atlas shareholders and management members who advance money to Atlas to cover operating expenses will expect to be reimbursed.

         Should existing management or shareholders refuse to advance needed funds and should Atlas be otherwise unable to raise sufficient capital to maintain its existing operations or commence its acquisition strategy severe consequences would result, including among others:

         (1) failure to make timely filings with the SEC as required by the Exchange Act, which also probably would result in suspension of trading or quotation in Atlas's stock and could result in fines and penalties to Atlas under the Exchange Act;

         (2)  inability to complete the contemplated acquisition of Bestway  or if such acquisition is completed, but financing is not then obtained, the failure of Bestway’s existing business could result and then Atlas would be unable to accomplish, or even commence, its new business plan of becoming a nationwide motorcoach service provider.

                                                        12

Item 6. Exhibits and Reports on Form 8-K.

(a) EXHIBITS. None

(b) REPORTS ON FORM 8-K.

         Current Report on Form 8-K filed April 24, 2002 regarding an event that occurred on April 23, 2002.

         Current Report on Form 8-K filed May 20, 2002 regarding an event that occurred on May 15, 2002.

                                                        13

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this Report on Form 10-QSB to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: March 20, 2002

ATLAS-REPUBLIC CORPORATION

By:  /s/  Wilson Cheng
   -------------------------------------
     Wilson Cheng, CEO, President
    Treasurer and Chairman of the Board

                                                        14

                        Quarterly Report on Form 10-QSB of Atlas-Republic Corporation
                                 for the Fiscal Quarter ended June 30, 2002

                                      U.S. SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM 10-QSB

                                Quarterly Report Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                          For the Quarter Ended June 30, 2002 Commission File No. 0-32433

                                            ATLAS-REPUBLIC CORPORATION

                              (Exact name of Registrant as specified in its charter)

             COLORADO                                                                          84-1300072
------------------------------                                                            -----------------------
(State or other jurisdiction of                                                          (I.R.S. Empl. Ident. No.)
 incorporation or organization)

        2 Mott Street, 7th Floor
           New York, New York                                                                      10013
--------------------------------------                                                          ------------
(Address of Principal Executive Offices)                                                         (Zip Code)

                                                          (212) 608-8988
                                        --------------------------------------------------
                                       (Registrant's Telephone Number, including Area Code)

         Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the
Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for at least the past 90 days.

Yes X      No
-----      -------

         The number of shares outstanding of each of the registrant's classes of common equity, as of  August 2,
2002 are as follows:

Class of Securities                                      Shares Outstanding
--------------------------                               -------------------------------
Common Stock, $0.00001 par value                           9,543,750

ITEM 1.     FINANCIAL STATEMENTS

                                            ATLAS-REPUBLIC CORPORATION

                                                   jUNE 30, 2002
                                                    (unaudited)

                                                     I N D E X

                                                                                                    PAGE NO.

CONDENSED  CONSOLIDATED BALANCE SHEETS                                                                  2
       June 30, 2002 and December 31, 2001

CONDENSED  CONSOLIDATED STATEMENTS OF OPERATIONS                                                        3
       For the six months ended June 30, 2002 and 2001 and
       For the three months ended March 31, 2002 and 2001

CONDENSED  CONSOLIDATED STATEMENTS OF CASH FLOWS                                                        4
       For the six months ended June 30, 2002 and 2001

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                                                                        5

                                 The accompanying notes are an integral part of
                                 the condensed consolidated financial statements.

                                            ATLAS-REPUBLIC CORPORATION

                                       CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                            (Unaudited)
                                                                              June 30,            December 31,
                                                                                2002                  2001
                                                      Assets

           Total assets                                                   $       -             $       -
                                                                          ===============       ===============

                                     Liabilities and Stockholders’ Deficiency

Current liabilities
     Accounts payable and accrued liabilities                             $        15,101       $        21,590
     Due to officer/stockholder                                                   105,510                50,437

           Total liabilities                                                      120,611                72,027

Stockholders' deficiency
     Preferred stock; $.00001 par value; authorized –
         20,000,000 shares; issued – none                                         -                      -
     Common stock; $.00001 par value; authorized –
         500,000,000 shares; issued and outstanding –
         9,343,750 shares                                                              93                    93
     Additional paid-in-capital                                                   718,458               718,458
     Accumulated deficit                                                         (839,162)             (790,578)

           Total stockholders' deficiency                                        (120,611)              (72,027)

           Total liabilities and stockholders' deficiency                 $       -             $       -
                                                                          ===============       ===============

                                  The accompanying notes are an integral part of
                                        the condensed financial statements.

                                             ATLAS-REPUBLIC CORPORATION

                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (UNAUDITED)

                                                         Three Months Ended                          Six Months Ended
                                                              June 30,                                   June 30,
                                                              --------                                   --------

                                                          2002                 2001               2002              2001
                                                          ----                 ----               ----              ----
Cost and expenses
  General and  administrative expenses             $      23,571      $         5,137     $        47,071   $         15,015

Interest expense                                           1,513                -                   1,513              -
                                                   -------------      ---------------     ---------------   ----------------
    Net Loss                                       $     (25,084)     $        (5,137)    $       (48,584)  $        (15,015)

Basis loss per common share                        $        (.00)     $          (.00)    $          (.01)  $           (.00)
                                                   =============      ===============     ===============   ================

Weighted average shares outstanding                    9,343,750            9,560,056           9,343,750          9,560,056
                                                   =============      ===============     ===============   ================

                                             ATLAS-REPUBLIC CORPORATION

                                  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                    (UNAUDITED)

                                                                         Six Months Ended June 30,
                                                                          2002                2001

Cash flows from operating activities
     Net loss                                                       $       (48,584)      $       (15,015)
    Adjustments to reconcile net loss to net cash provided by
          operating activities:
         Changes in operating assets and liabilities:                                                 750
              Increase in accounts payable                                   (6,489)

         Net cash used in operating activities                              (55,073)              (14,265)

Cash flows from financing activities
     Due to officer/ stockholder – net                                       55,073                14,265

      Net cash provided by financing activities                              55,073                14,265

Net increase in cash and cash equivalents                                    -                     -

Cash and cash equivalents - beginning of period                              -                     -

Cash and cash equivalents - end of period                           $        -            $        -
                                                                    ===============       ================

                                             ATLAS-REPUBLIC CORPORATION

                               NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                    (UNAUDITED)

The  accompanying  unaudited  condensed  consolidated  financial  statements  have been prepared in accordance with accounting  principles  generally  accepted in the United States of America for interim  financial  information and with the  instructions to Form 10-QSB and Item 310 of Regulation S-B.  Accordingly,  they do not include all of the information  and footnotes  required by accounting  principles  generally  accepted in the United States of America for annual  financial  statements.  In the opinion of management,  all adjustments  (consisting of normal recurring accruals)  considered  necessary for a fair presentation  have been included.  Operating results for the six months ended June 30,  2002 are not  necessarily  indicative  of the  results  that may be  expected  for the year  ending
December 31, 2002. For further  information,  refer to the financial  statements and footnotes  thereto included in the Form 10-KSB for the year ended December 31, 2001.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         DESCRIPTION OF BUSINESS

         The condensed  consolidated  financial statements  presented are those of Atlas-Republic  Corporation (the
         “Company”).  The Company  was  incorporated  on January 28, 1987 under the laws of the State of  Colorado.
         Prior to 1997, the Company  through its subsidiary,  Geda  Laboratories  (Canada)  Limited  (“Geda”),  had
         acquired  the  exclusive  distribution  rights in Canada to  certain  proprietary  products,  including  a topical (skin)  barrier lotion and an antiseptic  spermicide.  Geda  purchased  inventory  stocks of these products and  aggressively  tried to market and sell these  products.  Since 1997,  Geda has been inactive and in April 2002 was dissolved.

         The Company  formed a Delaware  subsidiary on April 18, 2002,  Amco  Transport  Holdings,  Inc.  ("Amco").
         Amco was formed for the sole  purpose of  reincorporating  the company in the state of  Delaware.  Subject to stockholder approval,  the proposed  reincorporation from Colorado to Delaware will be done as a result of a merger  between the Company and Amco.  Amco will be the surviving  corporation  in the merger and the company  name after the merger  will  change to Amco.  The  company  plans to  reincorporate  in  Delaware before the end of 2002.

         RESULTS OF OPERATIONS

         During the six months  ended June 30, 2002,  the Company has engaged in no  significant  operations  other than the  acquisition  of capital  for general  and  administrative  expenses.  During  this  period,  the
         Company  received no  operating  revenues.  General  and  administrative  expenses  consist  primarily  of professional fees.

                                             ATLAS-REPUBLIC CORPORATION

                                NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                    (UNAUDITED)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         USE OF ESTIMATES IN THE PREPARATION OF CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The  preparation of financial  statements in conformity  with  generally  accepted  accounting  principles requires  management to make  estimates  and  assumptions  that affect the reported  amounts of assets and liabilities and disclosure of contingent  assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the period.  Actual  results  could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement  of  Financial  Accounting  Standards  No.  107,  Disclosures  about  Fair  Value  of  Financial
         Instruments  ("SFAS 107") requires  entities to disclose the fair values of financial  instruments  except when it is not  practicable to do so. Under SFAS No. 107, it is not  practicable  to make this  disclosure when the costs of  formulating  the estimated  values exceed the benefit when  considering  how meaningful the information would be to financial statement users.

         As  a  result  of  the   difficulties   presented  in  the   valuation   of  the  loans   payable  due  to
         officer/stockholder  because of their related party nature  estimating  the fair value of these  financial instruments  is not  considered  practicable.  The fair values of all other assets and  liabilities do not differ  materially  from their carrying  amounts.  None of the above is derivative  financial  instruments and none is held for trading purposes.

         INCOME TAXES

         Deferred  tax assets and  liabilities  are  recognized  for the future tax  consequences  attributable  to differences  between the financial  statement  carrying  amounts of existing  assets and  liabilities  and their  respective  tax bases.  Deferred tax assets and  liabilities  are measured  using enacted tax rates expected to apply to taxable  income in the years in which those  temporary  differences  are  expected to reverse.  The effect on deferred  tax assets and  liabilities  of a change in tax rates is  recognized  in the statement of operations in the period that includes the enactment date.

         LOSS PER COMMON SHARE

         Loss per common share is computed by dividing the net loss by weighted average shares  outstanding  during the period.

                                             ATLAS-REPUBLIC CORPORATION

                               NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                    (UNAUDITED)

2.       STOCKHOLDERS’ DEFICIENCY

         PREFERRED STOCK

         No shares of  preferred  stock have been issued or are  outstanding.  Dividends,  voting  rights and other terms,  rights and  preferences of the preferred  shares have not been designated but may be designated by the Board of Directors from time to time.

         COMMON STOCK

         In March 2001,  three  shareholders  of the Company  donated  656,250 shares of common stock that they had previously purchased for cash to the Company.  These shares were subsequently cancelled by the Company.

         On April 23, 2002,  Bestway Coach Express Inc.  (“Bestway”),  an unrelated New York  corporation  acquired
         7,000,000  shares of common stock of the Company from an  officer/stockholder  (“officer”),  who, prior to the  acquisition  of the shares by  Bestway,  was the sole  officer  and  director  of the Company and its controlling  stockholder.  The 7,000,000  shares represent  approximately  75% of the Company's issued and outstanding common stock at June 30, 2002.

         Bestway  acquired  the shares  pursuant to a Stock  Purchase  Agreement  with the officer and the purchase price for the  shares was  $250,000  or  approximately  $.0357 per share.  Also,  in  connection  with the acquisition  of the shares,  Bestway  loaned the Company  $101,500  to pay off the loan  balance  from the officer and some of the  Company's  accrued  liabilities.  This loan is evidenced  by a  promissory  note, dated April 23, 2002,  by the Company in favor of Bestway.  The note bears  interest at the simple rate of
         8% and is due and  payable in full with  interest  on April 23,  2003.  The total  liability  to  Bestway, including  accrued  interest  of  $1,513  and other  fees paid by  Bestway  on behalf of the  company  was
         $104,050 at June 30, 2002

         On April 23, 2002, the Company also granted Mid  Continental  Securities  Corp. a warrant for the purchase of 200,000 shares of the Company’s  common stock at an exercise  price of $.03 per share.  The warrant has
         a 3 year  term and is fully  vested.  The  warrant  was  issued to Mid  Continental  Securities  Corp.  as payment for consulting  services  provided to the Company in connection  with the  transactions  described above.

         Dividends may be paid on  outstanding  shares as declared by the Board of Directors.  Each share of common stock is entitled to one vote.

                                                 ATLAS-REPUBLIC CORPORATION

                               NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                    (UNAUDITED)

2.       STOCKHOLDERS’ DEFICIENCY (Continued)

         1998 STOCK OPTION PLAN

         The Company has adopted a compensation  stock option plan (the “CSO Plan”),  which allows for the issuance of options to purchase up to 3,500,000 shares of stock to employees,  officers,  directors and consultants of the  Company.  The CSO Plan is not  intended  to qualify as an  “incentive  stock  option  plan”  under
         Section 422 of the Internal  Revenue Code.  Options will be granted under the CSO Plan at exercise  prices to be  determined  by the Board of  Directors  or other CSO Plan  Administrator.  The  Company  will incur compensation  expense  to the  extent  that the  market  value of the stock at date of grant  exceeds  the amount the grantee is required to pay for the options.  No options  have been  granted  under the CSO Plan to date.

         1998 EMPLOYEE STOCK COMPENSATION PLAN

         The Company has  adopted an  employee  stock  compensation  plan (the “ESC  Plan”),  which  allows for the issuance of up to 2,500,000  shares of stock to  employees,  officers,  directors and  consultants  of the
         Company.  The  Company  will incur  compensation  expense  to the extent the market  value of the stock at date of grant  exceeds the amount the  employee  is  required to pay for the stock (if any).  The ESC Plan will be  administered  by the Board of Directors or a committee  of  directors.  No stock has been awarded under the ESC Plan to date.

3.   INCOME TAXES

     The Company did not provide any current or deferred  federal or state income tax  provision or benefit for any of the periods  presented  because to date, it has  experienced  operating  losses.  The Company has a federal net operating  loss  carryforward  of  approximately  $634,422  expiring in the year 2022.  The tax benefit of this net  operating  loss,  based on an  effective  tax rate of 40%, is  approximately  $254,000  and has been offset by a full  allowance  for  business  combination  under IRC Section  381.  For the six months and three months  ended June 30, 2002,  based on an effective  tax rate of 40%,  the  valuation  allowance  increased by
     $17,044 and $7,644, respectively.

                                             ATLAS-REPUBLIC CORPORATION

                                NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                                    (UNAUDITED)

4.   RELATED PARTY TRANSACTIONS

     The Company is indebted to the officer for services  rendered and expenses  advanced on behalf of the Company, in the amount of $50,437 at December 31, 2001.  The Company  utilizes  office space  provided by the President of the Company at no charge.

5.   SUBSEQUENT EVENTS

     On July 1, 2002,  Mid-Continental  Securities  Corp.  exercised  its common  stock  purchase  warrant  for the purchase  of  200,000  shares  of  common  stock.  The  warrant  had an  exercise  price of $.03 per share and resulted in gross proceeds of $6,000.

                                            FORWARD-LOOKING STATEMENTS

         This report contains certain forward-looking statements and information relating to Atlas-Republic
Corporation  that are based on the beliefs of its management as well as assumptions made by and information
currently available to its management.   When used in this report, the words "anticipate", "believe", "estimate",
"expect", "intend", "plan" and similar expressions, as they relate to Atlas or its management, are intended to identify forward-looking statements.  These statements reflect management's current view of Atlas concerning future events and are subject to certain risks, uncertainties and assumptions, including among many others: a general economic downturn; a downturn in the securities markets; federal or state laws or regulations having an adverse effect on proposed transactions that Atlas desires to effect, Securities and Exchange Commission regulations which affect trading in the securities of "penny stocks," and other risks and uncertainties.  Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected.

ITEM 2.      PLAN OF OPERATION

Background.

         Atlas was incorporated under the laws of the State of Colorado on January 28, 1987. Atlas is authorized to issue 500,000,000 shares of common stock with a $.00001 par value and 20,000,000 shares of preferred stock with a $.00001 par value.  Atlas’ business activities prior to 1997 were conducted through its wholly owned subsidiary GEDA Laboratories (Canada) Limited, which was acquired in 1994.  GEDA had acquired the exclusive marketing and distribution rights in Canada to certain proprietary products, including a topical barrier cream
(used primarily by medical, emergency and police to protect against blood splashes) and an antiseptic spermicide.  GEDA had acquired inventory stocks of barrier cream and antiseptic spermicide and tried to market and resale these products in Canada.  Atlas has not had any operations since late 1996, has no significant assets and has $120,611 of liabilities as of June 30, 2002.

         Atlas owns no real estate and has no full time employees.  Atlas has not had any operations since late
1996 and will not have any operations of its own unless and until it effects a share exchange with its controlling stockholder.  Atlas is a "blank check" company which intends to enter into a business combination with its controlling stockholder, Bestway Coach Express Inc., a bus service company that operates 23 busses in
New York, New Jersey and Connecticut.   See “Recent Developments” below.

Recent Developments

         On April 23, 2002, Bestway Coach Express Inc., a New York corporation acquired 7,000,000 shares of the
Common Stock, $0.00001 par value per share, of Atlas from Stephen M. Siedow, who, prior to the acquisition of the shares by Bestway, was the sole officer and director of Atlas and its controlling stockholder.  The 7,000,000 shares represent approximately 73.35% of Atlas’ issued and outstanding common stock.

         Bestway acquired the shares pursuant to a Stock Purchase Agreement with Stephen M. Siedow, dated March
19, 2002.  The purchase price for the shares is $250,000 or $.0357 per share.  Also, in connection with the acquisition of the shares by Bestway, Bestway loaned Atlas $101,500 to pay off some of Atlas’ accrued liabilities.  This loan is evidenced by a promissory note, dated April 23, 2002, by Atlas in favor of Bestway.
The note bears interest at the simple rate of 8% and is due and payable in full with interest on April 23, 2003.

         Bestway obtained the funds needed to acquire the shares and make the loan through sales of its equity securities in private placements under Regulation D and Regulation S of the Securities Act of 1933, as amended.

         At the same time that Mr. Siedow sold the 7,000,000 shares to Bestway, Atlas granted Mr. Siedow piggy back registration rights relating to the remaining 1,282,872 shares that he continues to hold.  The piggy back registration rights require Atlas to use its reasonable best efforts to cause Mr. Siedow’s shares to be in included in any registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms) that it files with the Securities and Exchange Commission under which Atlas or its selling stockholders are selling Atlas securities for cash.  As part of the transaction, Mr. Siedow also agreed that for the one year period following the registration of his remaining shares he will not sell during any three-month period a number of those shares that exceeds the greater of:  (i) one percent of the shares of Atlas’ common stock outstanding as shown by the most recent report or statement published by Atlas, (ii) the average weekly reported volume of trading in Atlas’ securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association and/or reported through the OTC Bulletin Board and any other venue where Atlas’ common stock is traded during the four calendar weeks immediately preceding the same, or (iii) a non-cumulative monthly limit of 150,000 shares.

         On April 23, 2002, Atlas also granted Mid Continental Securities Corp. a warrant for the purchase of
200,000 shares of Atlas’ common stock at an exercise price of $0.03 per share.  The Warrant has a 3 year term and is fully vested.  The Warrant was issued to Mid Continental Securities Corp. as payment for consulting services provided to Atlas in connection with the transactions described above.  On July 1, 2002, Mid Continental
Securities Corp. exercised this warrant in full by delivering a notice of exercise to Atlas along with a check for $6,000 representing the full purchase price under the warrant.

         On April 23, 2002, Mr. Siedow resigned from all offices that he holds with Atlas and as a Director of
Atlas.  At the same time, (1) Wilson Cheng, the President of Bestway, was appointed as the President, Treasurer and Chairman of the Board of Atlas, (2) Vivian Cheng, the Executive Vice President of Bestway, was appointed as the Executive Vice President of Atlas and as a director of Atlas, (3) Kelvin Chan, the Chief Operating Officer of
Bestway, was appointed as the Chief Operating Officer and as a director of Atlas, (4) Jovi Chen, the Vice
President of Sales and Marketing of Bestway, was appointed as the Vice President of Sales and Marketing of Atlas
and (5) Ronald C. H. Lui, the Assistant Treasurer of Bestway, was appointed as the Assistant Treasurer of Atlas.

         Atlas also filed an Information Statement on Schedule 14C relating to a special meeting of the shareholders of Atlas.  Among the proposals to be considered at the meeting is the proposed share exchange with the stockholders of Bestway.  Pursuant to the share exchange Atlas (after it is redomiciled in Delaware and its name is changed to AMCO Transport Holdings, Inc.) will issue, in the aggregate, 28,000,000 shares of Atlas’
common stock to the Bestway stockholders in exchange for all of the issued and outstanding common stock of
Bestway.  Bestway will become a wholly-owned subsidiary of Atlas and the stockholders of Bestway will own, assuming no shares of Atlas common stock are issued prior to the consummation of this share exchange, approximately 75% of Atlas’ common stock.  The existing stockholders of Atlas-Republic would therefore own the remaining 25% of Atlas’ common stock.  The remaining group of Atlas-Republic Corporation stockholders consists of
Bestway itself , which would continue to own 7,000,000 shares of Atlas’ common stock after the share exchange is consummated (approximately 18.64%), Stephen M. Siedow, who will own 682,872 shares of our common stock after the share exchange is consummated (approximately 1.82%), John D. Brasher Jr. and his wife Lisa K. Brasher, who collectively own 600,000 shares of Atlas Common Stock that they acquired from Mr. Siedow on May 9, 2002
(approximately, 1.6%) and the other stockholders of Atlas-Republic Corporation, who will own, in the aggregate,
1,260,878 shares of our common stock after the share exchange is consummated (approximately 2.83%).  After the share exchange is consummated, Bestway will become a wholly-owned subsidiary of Atlas and the shares of Atlas
Common Stock held by Bestway will then be treated as treasury stock and will not have voting rights.

         Mr. Siedow, John D. Brasher Jr., Lisa K. Brasher and Bestway have already indicated that they will vote in favor of all proposals to be considered at the stockholders meeting.  Since these stockholders own more than a majority of Atlas’ issued and outstanding common stock, the proposals (including the share exchange proposal referred to above) will be approved at the meeting.

         Bestway was incorporated in New York on August 4, 1997.  It is a motorcoach service provider with 23 motorcoaches and 1 van.  Bestway currently provides specialized destination route services to casinos in Atlantic
City, New Jersey, which accounts for approximately 55% of its revenues, charter services to tour and travel agencies, which accounts for approximately 33% of its revenues and airport services, sightseeing services and other services which accounts for the remaining 10% of its revenues.  Bestway maintains a garage depot at 183 7th
Avenue, Brooklyn, New York  11215, which is located in the Park Slope area of Brooklyn.  Its bus fleet and maintenance department is located at this garage.  Bestway’s executive offices are located at 2 Mott Street, New
York, New York 10013.  Its telephone number at this address is (212) 608-8988 and its fax number at this address is (212) 608-9169.  Bestway currently has 30 full-time employees and no part-time employees.

Employees

         Atlas has no full-time employees, and its only employees currently are its officers.  It is not expected that Atlas will have additional full-time or other employees except upon consummation of the contemplated share exchange with Bestway.

Results of Operations

Second Quarter 2002 - During the second fiscal quarter ended June 30, 2002, Atlas incurred a net loss of $25,084.
Expenses in the quarter related primarily to legal and accounting fees incurred in connection with the preparation of an information statement relating to a special meeting of our stockholders at which, among other things, the proposed share exchange with Bestway will be voted on, miscellaneous filing fees, general legal and accounting costs and other general and administrative expenses. The Company paid no rent or salaries and had no operations during the quarter.

Second Quarter 2001 - During the second fiscal quarter ended June 30, 2001, Atlas incurred a net loss of $5,137.
Expenses in the quarter related primarily to accounting costs and other general and administrative expenses. The
Company paid no rent or salaries and had no operations during the quarter.

Liquidity and Capital Resources

         Atlas had $-0- cash on hand at the end of the quarter and had no other assets to meet ongoing expenses or debts that may accumulate.  Since inception, Atlas has accumulated a deficit (net loss) of $839,162.

         Atlas has no commitment for any capital expenditure and foresees none until after it effects the contemplated business combination with Bestway.  However, Atlas will incur routine fees and expenses incident to its reporting duties as a public company, and it will incur expenses in holding its upcoming  special meeting and accomplishing, at or after such meeting, (i) the election of directors, (ii) reincorporation in the State of
Delaware and concurrent name change to AMCO Transport Holdings, Inc., (iii) a business combination with Bestway
Coach Express Inc., (iv) the adoption of a 2002 Stock Plan and a 2002 Employee Stock Compensation Plan and (v)
the ratification of Livingston, Wachtell & Co., LLP as its new independent auditors.  Atlas’ cash requirements for the next twelve months, assuming that a business combination with Bestway occurs and Atlas commences its new acquisition strategy, will be significant and, therefore, in order to begin to fulfill its new business plan of becoming an nationwide motorcoach service provider Atlas will need to raise significant capital through the private placement of its securities, loans from banks, financial institutions or other third parties including officers, directors and other affiliates of the Atlas or through any other alternative financing means.  It is very likely that any financing activities that Atlas engages in will result in significant dilution to Atlas’
existing stockholders.

         Atlas believes that management members or shareholders will loan funds to Atlas as needed for operations until Atlas is able to raise sufficient capital to fulfill its business plan.  Management and the shareholders are not obligated to provide funds to Atlas, however, and it is not certain they will always want or be financially able to do so.  Atlas shareholders and management members who advance money to Atlas to cover operating expenses will expect to be reimbursed.

         Should existing management or shareholders refuse to advance needed funds and should Atlas be otherwise unable to raise sufficient capital to maintain its existing operations or commence its acquisition strategy severe consequences would result, including among others:

         (1) failure to make timely filings with the SEC as required by the Exchange Act, which also probably would result in suspension of trading or quotation in Atlas’ stock and could result in fines and penalties to
Atlas under the Exchange Act;

         (2)  inability to complete the contemplated acquisition of Bestway  or if such acquisition is completed, but financing is not then obtained, the failure of Bestway’s existing business could result and then Atlas would be unable to accomplish, or even commence, its new business plan of becoming a nationwide motorcoach service provider.

Item 6. Exhibits and Reports on Form 8-K.

(a) EXHIBITS. None

(b) REPORTS ON FORM 8-K

         Current Report on Form 8-k, filed May 20, 2002, relating to the change of our independent auditors.
         Current Report on Form 8-K/A, filed July 30, 2002, relating to the change of our independent auditors.

                                                    SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this Report on Form 10-QSB to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: August 6, 2002

                                            ATLAS-REPUBLIC CORPORATION

By:  /s/  Wilson Cheng
   -------------------------------------
     Chairman, CEO and Treasurer

                                                    APPENDIX G

                                   AMCO Transport Holdings, Inc. 2002 Stock Plan

AMCO TRANSPORT HOLDINGS, INC.

                                                   2002 STOCK PLAN

1.       Purpose.

         The purpose of this plan (the "Plan") is to secure for AMCO TRANSPORT  HOLDINGS,  INC. (the "Corporation")
and its  stockholders  the benefits  arising from capital stock ownership by employees,  officers and directors of, and consultants or advisors to, the Corporation and its subsidiary  corporations  who are expected to contribute to the  Corporation's  future  growth and  success.  The Plan permits  grants of options to purchase  shares of Common
Stock,  $.00001 par value per share, of the Corporation  (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12  (“Restricted  Shares”).  Those  provisions of the Plan which make express reference  to Section 422 of the  Internal  Revenue  Code of 1986,  as amended or  replaced  from time to time (the
"Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.       Type of Options and Administration.

         (a)      Types of  Options.  Options  granted  pursuant to the Plan shall be  authorized  by action of the
Board of Directors of the  Corporation  (or a Committee  designated  by the Board of  Directors)  and may be either incentive  stock  options  ("Incentive  Stock  Options")  meeting  the  requirements  of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

         (b)      Administration.  The Plan will be  administered  by the Board of  Directors  of the  Corporation,
whose  construction and  interpretation of the terms and provisions of the Plan shall be final and conclusive.  The
Board of Directors may in its sole  discretion  grant  Restricted  Shares and options to purchase  shares of Common
Stock and issue  shares upon  exercise of such  options as  provided in the Plan.  The Board shall have  authority, subject to the express  provisions of the Plan, to construe the respective  option and Restricted  Share agreements and the Plan, to prescribe,  amend and rescind rules and  regulations  relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements,  which need not be identical,  and to make all other  determinations in the judgment of the Board of Directors  necessary or desirable for the  administration of the Plan.  The Board of Directors may correct any defect or supply any omission or reconcile  any  inconsistency in the Plan or in any  option  or  Restricted  Share  agreement  in the  manner  and to the  extent  it shall  deem expedient  to carry the Plan into effect and it shall be the sole and final judge of such  expediency.  No director or person  acting  pursuant to  authority  delegated  by the Board of  Directors  shall be liable for any action or determination  under the Plan made in good faith.  The Board of Directors  may, to the full extent  permitted by or consistent  with applicable  laws or regulations  (including,  without  limitation,  applicable  state law and Rule
16b-3  promulgated  under the Securities  Exchange Act of 1934 (the "Exchange  Act"),  or any successor rule ("Rule
16b-3")),  delegate  any or all of its powers  under the Plan to a committee  (the  "Committee")  appointed  by the
Board of  Directors,  and if the  Committee is so appointed  all  references  to the Board of Directors in the Plan shall mean and relate to such  Committee  with respect to the powers so  delegated.  Any director to whom an option or stock grant is awarded  shall be  ineligible  to vote upon his or her option or stock grant,  but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

         (c)      Applicability of Rule 16b-3.  Those  provisions of the Plan which make express  reference to Rule
16b-3 shall apply to the Corporation  only at such time as the  Corporation's  Common Stock is registered under the
Exchange  Act, and then only to such persons as are required to file reports  under  Section  16(a) of the Exchange
Act (a "Reporting Person").

         (d)      Compliance  with Section  162(m) of the Code.  Section  162(m) of the Code,  added by the Omnibus
Budget  Reconciliation  Act of  1993,  generally  limits  the tax  deductibility  to  publicly  held  companies  of compensation  in  excess of  $1,000,000  paid to  certain  “covered  employees”  (“Covered  Employees”).  It is the
Corporation’s  intention  to  preserve  the  deductibility  of such  compensation  to the  extent it is  reasonably practicable  and to the extent it is consistent with the  Corporation’s  compensation  objectives.  For purposes of this Plan,  Covered Employees of the Corporation  shall be those employees of the Corporation  described in Section
162(m)(3) of the Code.

         (e)      Special Provisions Applicable to Non-Statutory Options Granted to Covered Employees.  In order for the full value of non-statutory options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such non-statutory options to be treated as
“qualified performance based compensation” as described in Treas.  Reg.  §1.162-27(e) (or any successor regulation).  In such case, non-statutory options granted to Covered  Employees shall be subject to the following additional requirements:

                  (i)      such options and rights shall be granted only by the Committee; and

                  (ii)     the  exercise  price of such  options  shall in no  event be less  than the Fair  Market
Value (as defined below) of the Common Stock as of the date of grant of such options.

3.       Eligibility.

         (a)      General.  Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code).  A person who has been granted an option or Restricted  Shares may, if he or she is otherwise  eligible, be granted additional  options or Restricted Shares if the Board of Directors shall so determine.  For purposes of the Plan, “Business  Relationship” means that a person is serving  the Corporation, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

         (b)      Grant of Options to Reporting  Persons.  From and after the  registration  of the Common Stock of the  Corporation  under the Exchange Act, the  selection of a director or an officer who is a Reporting  Person (as the terms  "director"  and  "officer"  are  defined for  purposes  of Rule  16b-3) as a  recipient  of an option or
Restricted  Shares,  the timing of the option or Restricted  Share grant,  the exercise price of the option and the number of  Restricted  Shares or shares  subject  to the  option  shall be  determined  either  (i) by the Board of
Directors,  or (ii) by a committee consisting of two or more "Non-Employee  Directors" having full authority to act in the matter.  For the purposes of the Plan, a director  shall be deemed to be a  "Non-Employee  Director" only if such person  qualifies as a "Non-Employee  Director"  within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.       Stock Subject to Plan.

         The stock  subject to options  granted  under the Plan or grants of  Restricted  Shares shall be shares of authorized  but unissued or  reacquired  Common Stock.  Subject to adjustment as provided in Section 16 below,  the maximum  number of  shares  of Common  Stock of the  Corporation  which  may be issued  and sold  under the Plan is
20,000,000  shares.  If any  Restricted  Shares  shall be  reacquired  by the  Corporation,  forfeited or an option granted  under the Plan shall  expire,  terminate or is canceled for any reason  without  having been  exercised in full, the forfeited  Restricted  Shares or  unpurchased  shares subject to such option shall again be available for subsequent  option or Restricted  Share grants under the Plan. No employee  shall be granted  options for more than
2,000,000  shares of Common  Stock,  or awarded  more than  2,000,000  Restricted  Shares under the Plan in any one fiscal year of the Corporation, subject to adjustments as provided in Section 16 of this Plan.

5.       Forms of Option and Restricted Share Agreements.

         As a  condition  to the grant of  Restricted  Shares  or an option  under  the  Plan,  each  recipient  of
Restricted  Shares  or an  option  shall  execute  an  option  or  Restricted  Share  agreement  in such  form  not inconsistent  with the  Plan as may be  approved  by the  Board of  Directors.  Such  option  or  Restricted  Share agreements may differ among recipients.

6.       Purchase Price.

         (a)      General.  The  purchase  price  per share of stock  deliverable  upon the  exercise  of an option shall be determined by the Board of Directors at the time of grant of such option;  provided,  however, that in the case of an Incentive  Stock  Option,  the  exercise  price shall not be less than 100% of the Fair Market Value (as hereinafter  defined) of such  stock,  at the time of grant of such  option,  or less than 110% of such Fair Market
Value in the case of options  described  in  Section  11(b) and  further  provided  in the case of a  non-statutory option  be at no less  than 50% of Fair  Market  Value.  "Fair  Market  Value"  of a share of  Common  Stock of the
Corporation  as of a specified  date for the  purposes  of the Plan shall mean the closing  price of a share of the
Common  Stock on the  principal  securities  exchange  on which  such  shares  are  traded  on the day  immediately preceding the date as of which Fair Market Value is being  determined,  or on the next preceding date on which such shares are traded if no shares were traded on such  immediately  preceding  day, or if the shares are not traded on a  securities  exchange,  Fair Market  Value shall be deemed to be the average of the high bid and low asked prices of the shares in the  over-the-counter  market on the day  immediately  preceding  the date as of which Fair Market
Value  is being  determined  or on the next  preceding  date on which  such  high  bid and low  asked  prices  were recorded.  If the shares are not publicly  traded,  Fair Market Value of a share of Common Stock  (including in the case of any  repurchase of shares,  any  distributions  with respect  thereto which would be  repurchased  with the shares)  shall be  determined  in good  faith by the Board of  Directors.  In no case shall  Fair  Market  Value be determined  with regard to  restrictions  other than  restrictions  which,  by their terms,  will never lapse.  The
Board of  Directors  may also permit  optionees,  either on a  selective  or  aggregate  basis,  to  simultaneously exercise  options  and sell the  shares of Common  Stock  thereby  acquired,  pursuant  to a  brokerage  or similar arrangement,  approved in advance by the Board of  Directors,  and to use the proceeds from such sale as payment of the purchase price of such shares.

         (b)      Payment of  Purchase  Price.  Options  granted  under the Plan may provide for the payment of the exercise  price by delivery of cash or a check to the order of the  Corporation  in an amount equal to the exercise price of such  options,  or, to the extent  provided in the  applicable  option  agreement,  (i) by delivery to the
Corporation of shares of Common Stock of the  Corporation  having a Fair Market Value on the date of exercise equal in amount to the  exercise  price of the  options  being  exercised,  (ii) by any other means  (including,  without limitation,  by delivery of a promissory  note of the optionee  payable on such terms as are specified by the Board of  Directors)  which the Board of  Directors  determines  are  consistent  with the  purpose  of the Plan and with applicable  laws and  regulations  (including,  without  limitation,  the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

7.       Option Period.

         Subject to earlier  termination  as provided  in the Plan,  each  option and all rights  thereunder  shall expire on such date as  determined  by the Board of Directors  and set forth in the  applicable  option  agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.       Exercise of Options.

         Each option granted under the Plan shall be  exercisable  either in full or in  installments  at such time or times and during such period as shall be set forth in the option  agreement  evidencing such option,  subject to the  provisions of the Plan.  No option  granted to a Reporting  Person for purposes of the Exchange Act,  however, shall be  exercisable  during the first six months  after the date of grant.  Subject  to the  requirements  in the immediately  preceding  sentence,  if an option is not at the time of grant immediately  exercisable,  the Board of
Directors may (i) in the agreement  evidencing  such option,  provide for the  acceleration of the exercise date or dates of the  subject  option  upon the  occurrence  of  specified  events,  and/or  (ii) at any time  prior to the complete  termination of an option,  accelerate the exercise date or dates of such option,  unless it would violate section 422D(i) of the Code.

9.       Nontransferability of Options.

         No option  granted under this Plan shall be assignable or otherwise  transferable  by the optionee  except by will or by the laws of descent and distribution or pursuant to a qualified  domestic  relations order as defined in the Code or Title I of the Employee  Retirement Income Security Act, or the rules  thereunder.  An option may be exercised  during the  lifetime of the  optionee  only by the  optionee.  In the event an optionee  dies during his employment by the Corporation or any of its  subsidiaries,  or during the three-month  period following the date of termination of such  employment,  his option shall  thereafter be exercisable,  during the period  specified to the full extent to which such option was  exercisable  by the  optionee at the time of his death during the periods set forth in Section 10 or 11(d).  If any optionee  should attempt to dispose of or encumber his or her options,  other than in accordance with the applicable terms of this Plan or the applicable option  agreement,  his or her interest in such options shall terminate.

10.      Effect of Termination of Employment or Other Relationship.

         Except as  provided  in Section  11(d)  with  respect  to  Incentive  Stock  Options,  and  subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was  exercisable  at the time of  termination of the  optionee’s  employment or other  relationship  with the  Corporation)  at any time within three (3) months  following the  termination of the  optionee's  employment or other  relationship  with the
Corporation  or within one (1) year if such  termination  was due to the death or disability of the optionee,  but, except in the case of the  optionee's  death,  in no event later than the  expiration  date of the  Option.  If the termination of the optionee's  employment is for cause or is otherwise  attributable to a breach by the optionee of an employment  or  confidentiality  or  non-disclosure  agreement,  the option shall expire  immediately  upon such termination.  The Board of Directors  shall have the power to determine  what  constitutes a termination  for cause or a breach of an  employment  or  confidentiality  or  non-disclosure  agreement,  whether  an  optionee  has been terminated  for cause or has breached  such an  agreement,  and the date upon which such  termination  for cause or breach occurs.  Any such determinations shall be final and conclusive and binding upon the optionee.

11.      Incentive Stock Options.

         Options  granted  under the Plan which are intended to be Incentive  Stock Options shall be subject to the following additional terms and conditions:

         (a)      Express  Designation.  All Incentive  Stock Options  granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b)      10%  Stockholder.  If any employee to whom an Incentive  Stock Option is to be granted  under the
Plan is,  at the time of the  grant of such  option,  the  owner of stock  possessing  more  than 10% of the  total combined  voting power of all classes of stock of the  Corporation  (after taking into account the  attribution  of stock ownership rules of Section 424(d) of the Code),  then the following  special  provisions  shall be applicable to the Incentive Stock Option granted to such individual:

                  (i)      The  purchase  price per share of the Common  Stock  subject to such  Incentive
         Stock  Option  shall not be less than 110% of the Fair Market  Value of one share of Common Stock at the time of grant; and

                  (ii)     the option exercise period shall not exceed five years from the date of grant.

         (c)      Dollar  Limitation.  For so long as the Code shall so provide,  options  granted to any  employee under the Plan (and any other  incentive  stock option plans of the  Corporation)  which are intended to constitute
Incentive  Stock  Options shall not  constitute  Incentive  Stock  Options to the extent that such options,  in the aggregate,  become  exercisable  for the first time in any one  calendar  year for  shares of Common  Stock with an aggregate  Fair Market Value,  as of the  respective  date or dates of grant,  of more than $100,000 (or such other limitations as the Code may provide).

         (d)      Termination  of  Employment,  Death or  Disability.  No  Incentive  Stock Option may be exercised unless,  at the time of such exercise,  the optionee is, and has been  continuously  since the date of grant of his or her option, employed by the Corporation, except that:

                  (i)      an Incentive  Stock  Option may be exercised  within the period of three months after the date the optionee  ceases to be an employee of the  Corporation  (or within such lesser period as may be specified in the  applicable  option  agreement),  provided,  that the agreement with respect to such option may designate a longer  exercise  period and that the exercise  after such  three-month  period  shall be treated as the exercise of a  non-statutory  option under the
         Plan;

                  (ii)     if the optionee  dies while in the employ of the  Corporation,  or within three months  after the  optionee  ceases to be such an  employee,  the  Incentive  Stock Option may be exercised  by the  person  to  whom  it is  transferred  by  will  or the  laws  of  descent  and distribution  within  the  period  of one year  after the date of death (or  within  such  lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee  becomes  disabled  (within the meaning of Section 22(e)(3) of the
         Code or any successor  provisions thereto) while in the employ of the Corporation,  the Incentive
         Stock  Option may be exercised  within the period of one year after the date the optionee  ceases to be such an  employee  because of such  disability  (or  within  such  lesser  period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted  hereunder,  "employment"  shall be defined in accordance  with
the  provisions  of  Section   1.421-7(h)  of  the  Incoming  Tax  Regulations  (or  any  successor   regulations).
Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12.      Restricted Shares.

         (a) Awards.  The Board of Directors may from time to time in its  discretion  award  Restricted  Shares to eligible  participants  under the Plan and may determine the number of Restricted  Shares awarded and the terms and conditions of, and the amount of payment,  if any, to be made by these  participants  for such  Restricted  Shares.
Each award of Restricted Shares will be evidenced by a written  agreement  executed on behalf of the Corporation by one or more members of the Board of Directors and containing  terms and conditions not  inconsistent  with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

         (b)      Restricted  Period;  Lapse of  Restrictions.  At the time an award of Restricted  Shares is made, the Board of Directors shall establish a period of time (the  “Restricted  Period”)  applicable to such award which shall not be less than one year nor more than ten years.  Each  award of  Restricted  Shares  may have a  different
Restricted  Period. In lieu of establishing a Restricted  Period,  the Committee may establish  restrictions  based only on the  achievement of specified  performance  measures.  At the time an award is made, the Board of Directors may, in its  discretion,  prescribe  conditions for the  incremental  lapse of  restrictions  during the Restricted
Period and for the lapse of termination of restrictions  upon the occurrence of other  conditions in addition to or other than the  expiration of the Restricted  Period with respect to all or any portion of the  Restricted  Shares.
Such  conditions may include,  without  limitation,  the death or disability of the  participant to whom Restricted
Shares are awarded,  retirement of the  participant  pursuant to normal or early  retirement  under any  retirement plan  of  the  Corporation  or  termination  by  the  Corporation  of  the  participant’s  employment  or  Business
Relationship  other than for cause,  or the occurrence of a change in control of the  Corporation.  Such conditions may also include performance  measures,  which, in the case of any such award of Restricted Shares to a participant who is a “covered  employee”  within the  meaning of Section  162(m) of the Code,  shall be based on one or more of the  following  criteria:  earnings  per share,  market  value per share,  return on  invested  capital,  return on operating  assets and return on equity.  The Board of Directors may also, in its  discretion,  shorten or terminate the Restricted  Period or waive any conditions for the lapse or termination of restrictions  with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

         (c)      Rights of Holder;  Limitations  Thereon.  Upon an award of Restricted Shares, a stock certificate representing the number of Restricted  Shares awarded to the participant  shall be registered in the  participant’s name and,  at the  discretion  of the Board of  Directors,  will be either  delivered  to the  participant  with an appropriate  legend  or  held  in  custody  by the  Corporation  or a  bank  for  the  participant’s  account.  The participant  shall  generally  have the  rights and  privileges  of a  stockholder  as to such  Restricted  Shares, including the right to vote such Restricted  Shares,  except that the following  restrictions shall apply: (i) with respect to each Restricted  Share, the participant  shall not be entitled to delivery of an unlegended  certificate until the  expiration nor  termination  of the Restricted  Period,  and the  satisfaction  of any other  conditions prescribed by the Board of  Directors,  relating to such  Restricted  Share;  (ii) with respect to each  Restricted
Share, such share may not be sold,  transferred,  assigned,  pledged, or otherwise  encumbered or disposed of until the expiration of the Restricted  Period,  and the satisfaction of any other conditions  prescribed by the Board of
Directors,  relating to such  Restricted  Share  (except,  subject to the  provisions  of the  participant’s  stock restriction  agreement,  by will or the laws of descent  and  distribution  or  pursuant  to a  qualified  domestic relations  order as defined by the Code or Title I of ERISA or the rules  promulgated  thereunder) and (iii) all of the  Restricted  Shares as to which  restrictions  have not at the time lapsed shall be forfeited and all rights of the  participant  to  such  Restricted  Shares  shall  terminate  without  further  obligation  on the  part of the
Corporation  unless the  participant  has remained in a Business  Relationship  with the  Corporation or any of its subsidiaries  until the  expiration or  termination  of the  Restricted  Period and the  satisfaction  of any other conditions  prescribed by the Board of Directors  applicable to such Restricted Shares.  Upon the forfeiture of any
Restricted  Shares,  such forfeited  shares shall be transferred to the  Corporation  without further action by the participant.  At the  discretion  of the  Board  of  Directors,  cash  and  stock  dividends  with  respect  to the
Restricted  Shares may be either currently paid or withheld by the Corporation for the participant’s  account,  and interest  may be paid on the amount of cash  dividends  withheld at a rate and subject to such terms as  determined by the Board of Directors.  The participant  shall have the same rights and privileges,  and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

         (d)      Delivery of  Unrestricted  Shares.  Upon the expiration or  termination of the Restricted  Period and the satisfaction of any other conditions prescribed by the Board of Directors,  the restrictions  applicable to the  Restricted  Shares shall lapse and a stock  certificate  for the number of  Restricted  Shares with respect to which the  restrictions  have lapsed  shall be  delivered,  free of all such  restrictions,  except any that may be imposed by law including without  limitation  securities laws, to the participant or the participant’s  beneficiary or estate,  as the case may be. The  Corporation  shall not be required to deliver any  fractional  share of Common
Stock but will pay, in lieu thereof,  the fair market value  (determined as of the date the restrictions  lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

13.      Additional Provisions.

         (a)      Additional  Provisions.  The Board of Directors may, in its sole discretion,  include  additional provisions in option or Restricted  Stock  agreements  covering options or Restricted Stock granted under the Plan, including without limitation,  restrictions on transfer,  repurchase rights,  rights of first refusal,  commitments to pay cash  bonuses,  to make,  arrange for or guaranty  loans or to transfer  other  property to  optionees  upon exercise of options,  or such other  provisions as shall be determined  by the Board of Directors;  provided,  that such  additional  provisions  shall not be  inconsistent  with any  other  term or  condition  of the Plan and such additional  provisions  shall not cause any Incentive  Stock Option granted under the Plan to fail to qualify as an
Incentive Stock Option within the meaning of Section 422 of the Code.

         (b)      Acceleration,  Extension,  Etc.  The  Board  of  Directors  may,  in  its  sole  discretion,  (i)
accelerate  the date or dates on which  all or any  particular  option  or  options  granted  under the Plan may be exercised or (ii) extend the dates during which all, or any  particular,  option or options  granted under the Plan may be  permitted  if it would not cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3
(if applicable).

14.      General Restrictions.

         (a)      Investment  Representations.  The Corporation  may require any person to whom  Restricted  Shares or an option is granted,  as a condition of receiving such  Restricted  Shares or exercising  such option,  to give written  assurances  in  substance  and form  satisfactory  to the  Corporation  to the effect  that such person is acquiring the  Restricted  Shares or Common Stock  subject to the option for his or her own account for  investment and not with any present  intention of selling or otherwise  distributing  the same,  and to such other  effects as the  Corporation  deems  necessary or appropriate in order to comply with federal and applicable  state  securities laws, or with covenants or  representations  made by the  Corporation in connection with any public offering of its
Common Stock.

         (b)      Compliance with  Securities  Law. Each option and grant of Restricted  Shares shall be subject to the requirement  that if, at any time,  counsel to the Corporation  shall determine that the listing,  registration or  qualification of the Restricted  Shares or shares subject to such option upon any securities  exchange or under any state or federal  law,  or the  consent  or  approval  of any  governmental  or  regulatory  body,  or that the disclosure of non-public  information or the  satisfaction  of any other  condition is necessary as a condition of, or in connection with the issuance or purchase of shares  thereunder,  such Restricted  Shares shall not be granted and such option may not be  exercised,  in whole or in part,  unless  such  listing,  registration,  qualification, consent or  approval,  or  satisfaction  of such  condition  shall have been  effected or  obtained  on  conditions acceptable to the Board of Directors.  Nothing  herein shall be deemed to require the  Corporation  to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.      Rights as a Stockholder.

         The holder of an option shall have no rights as a  stockholder  with respect to any shares  covered by the option (including,  without limitation,  any rights to receive dividends or non-cash  distributions with respect to such shares) until the date of issue of a stock  certificate  to him or her for such shares.  No  adjustment  shall be made for  dividends  or other  rights for which the record date is prior to the date such stock  certificate  is issued.

16.      Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

         (a)      Recapitalization and Related  Transactions.  If, through or as a result of any  recapitalization, reclassification,  stock  dividend,  stock  split,  reverse  stock  split or  other  similar  transaction,  (i) the outstanding  shares of Common Stock are increased,  decreased or exchanged for a different number or kind of shares or other  securities of the  Corporation,  or (ii) additional  shares or new or different  shares or other non-cash assets are  distributed  with  respect to such  shares of Common  Stock or other  securities,  an  appropriate  and proportionate  adjustment  shall be made in (x) the maximum  number and kind of shares  reserved for issuance under the Plan, (y) the number and kind of Restricted  Shares granted and shares or other securities  subject to any then outstanding  options  under the Plan,  and (z) the exercise  price for each share  subject to any then  outstanding options  under  the  Plan,  without  changing  the  aggregate  purchase  price  as to  which  such  options  remain exercisable.  Notwithstanding  the  foregoing,  no  adjustment  shall be made  pursuant to this  Section 16 if such adjustment  (i) would  cause the Plan to fail to comply  with  Section  422 of the Code or with Rule  16b-3 or (ii)
would be considered as the adoption of a new plan requiring stockholder approval.

         (b)      Reorganization,  Merger and  Related  Transactions.  If the  Corporation  shall be the  surviving
corporation  in  any  reorganization,   merger  or  consolidation  of  the  Corporation  with  one  or  more  other corporations,  any then outstanding  Restricted  Shares or option granted pursuant to the Plan shall pertain to and apply to the  securities  to which a holder of the  number of shares of Common  Stock  subject  to such  Restricted
Shares or options would have been entitled  immediately  following such  reorganization,  merger, or consolidation, with a  corresponding  proportionate  adjustment of the purchase price as to which such options may be exercised so that the  aggregate  purchase  price as to which such options may be exercised  shall be the same as the  aggregate purchase  price as to which  such  options  may be  exercised  for the  shares  remaining  subject  to the  options immediately prior to such reorganization, merger, or consolidation.

         (c) Board  Authority  to Make  Adjustments.  Any  adjustments  made under this  Section 16 will be made by the Board of Directors,  whose  determination as to what  adjustments,  if any, will be made and the extent thereof will be final,  binding and conclusive.  No fractional  shares will be issued under the Plan on account of any such adjustments.

17.      Merger, Consolidation, Asset Sale, Liquidation, Etc.

         (a)      General.  In the  event  of a  consolidation  or  merger  in  which  the  Corporation  is not the surviving  corporation,  or sale of all or substantially  all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for  securities,  cash or other property of any other  corporation or business entity or in the event of a liquidation of the Corporation  (collectively,  a "Corporate  Transaction"),  the Board of Directors of the  Corporation,  or the board of directors of any  corporation  assuming the  obligations  of the
Corporation,  may, in its discretion,  take any one or more of the following  actions,  as to outstanding  options:
(i) provide that such Restricted  Shares or options shall be assumed,  or equivalent  Restricted  Shares or options shall be  substituted,  by the acquiring or succeeding  corporation  (or an affiliate  thereof),  provided that any such options  substituted  for Incentive  Stock Options shall meet the  requirements of Section 424(a) of the Code,
(ii) upon written notice,  provide that all unexercised  options and Restricted  Shares will terminate  immediately prior to the  consummation  of such  transaction  unless  such  options  are  exercised  by the  optionee  within a specified period following the date of such notice,  (iii) in the event of a Corporate  Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon  consummation  thereof a cash payment for each share surrendered in the Corporate  Transaction (the "Transaction  Price"), make or provide for a cash payment to the optionees  equal to the difference  between (A) the  Transaction  Price times the number of shares of Common
Stock  subject  to such  outstanding  options  (to the  extent  then  exercisable  at  prices  not in excess of the
Transaction  Price) and (B) the  aggregate  exercise  price of all such  outstanding  options in  exchange  for the termination of such options,  and (iv) provide that all  restrictions  on Restricted  Shares shall lapse in full or in part and all or any outstanding  options shall become  exercisable in full or in part immediately  prior to such event.

         (b)      Substitute  Restricted  Shares  or  Options.  The  Corporation  may  grant  Restricted  Shares or options  under the Plan in  substitution  for  Restricted  Shares or options held by  employees  or other  eligible persons of another  corporation who become employees or other eligible persons of the Corporation,  or a subsidiary of the Corporation,  as the result of a merger or  consolidation of the employing  corporation with the Corporation or a  subsidiary  of  the  Corporation,  or as a  result  of the  acquisition  by  the  Corporation,  or one of its subsidiaries,  of  property or stock of the  employing  corporation.  The  Corporation  may direct that  substitute
Restricted  Shares or  options  be  granted  on such  terms and  conditions  as the  Board of  Directors  considers appropriate in the circumstances.

18.      No Special Employment Rights.

         Nothing  contained  in the Plan or in any  Restricted  Share or option  agreement  shall  confer  upon any holder of  Restricted  Shares or optionee any right with respect to the  continuation  of his or her  employment or other Business  Relationship  with the Corporation or interfere in any way with the right of the Corporation at any time to terminate such  employment or other Business  Relationship  or to increase or decrease the  compensation of the optionee.

19.      Other Employee Benefits.

         Except  as to plans  which by their  terms  include  such  amounts  as  compensation,  the  amount  of any compensation  deemed to be  received  by an  employee  as a result of the  grant of  Restricted  Shares or lapse of restrictions  thereon,  the  exercise  of an option  or the sale of shares  received  upon such  exercise  will not constitute  compensation  with  respect to which any other  employee  benefits  of such  employee  are  determined, including,  without  limitation,  benefits  under any bonus,  pension,  profit-sharing,  life  insurance  or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.      Amendment of the Plan.

         (a)      The Board of Directors  may at any time,  and from time to time,  modify or amend the Plan in any respect,  except that if at any time the approval of the  stockholders of the Corporation is required under Section
422 of the Code or any  successor  provision  with respect to Incentive  Stock  Options,  or under Rule 16b-3,  the
Board of Directors may not effect such modification or amendment without such approval.

         (b)      The termination or any  modification  or amendment of the Plan shall not,  without the consent of an  optionee  or holder of  Restricted  Shares,  affect  his or her rights  under an option or grant of  Restricted
Shares  previously  granted  to him or her.  With the  consent  of the  optionee  or  holder of  Restricted  Shares affected,  the Board of Directors  may amend  outstanding  option or  Restricted  Share  agreements in a manner not inconsistent  with the  Plan.  The Board of  Directors  shall  have the right to amend or modify  (i) the terms and provisions  of the Plan and of any  outstanding  Incentive  Stock  Options  granted  under  the Plan to the  extent necessary to qualify any or all such options for such favorable  federal income tax treatment  (including  deferral of taxation upon  exercise) as may be afforded  incentive  stock options under Section 422 of the Code and (ii) the terms and  provisions  of the Plan and of any  outstanding  option  or grant of  Restricted  Shares  to the  extent necessary to ensure the qualification of the Plan under Rule 16b-3.

21.      Withholding.

         (a)      The  Corporation  shall have the right to deduct from  payments of any kind  otherwise due to the optionee  or holder of  Restricted  Shares any  federal,  state or local  taxes of any kind  required  by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions  on Restricted  Shares under the Plan.  Subject to the prior  approval of the  Corporation,  which may be withheld by the  Corporation  in its sole discretion,  the optionee or holder of Restricted Shares may elect to satisfy such  obligations,  in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock  otherwise  issuable  pursuant to the exercise of an option or lapse of  restrictions  on  Restricted  Shares or (ii) by  delivering  to the  Corporation shares of Common Stock  already owned by the optionee or holder of  Restricted  Shares.  The shares so delivered or withheld  shall have a Fair Market  Value equal to such  withholding  obligation  as of the date that the amount of tax to be withheld is to be  determined.  An optionee who has made an election  pursuant to this Section  21(a) may satisfy  his or her  withholding  obligation  only with  shares  of  Common  Stock  which  are not  subject  to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b)      The  acceptance  of shares of Common  Stock upon  exercise of an  Incentive  Stock  Option  shall constitute  an agreement by the  optionee (i) to notify the  Corporation  if any or all of such shares are disposed of by the  optionee  within two years  from the date the  option  was  granted or within one year from the date the shares were  transferred  to the optionee  pursuant to the exercise of the option,  and (ii) if required by law, to remit to the Corporation,  at the time of and in the case of any such disposition,  an amount sufficient to satisfy the Corporation's  federal,  state and local withholding tax obligations with respect to such disposition,  whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

         (c)      Notwithstanding  the  foregoing,  in the case of a  Reporting  Person  whose  options  have  been granted in  accordance  with the  provisions  of Section 3(b) herein,  no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

22.      Cancellation and New Grant of Options, Etc.

         The Board of Directors  shall have the  authority to effect,  at any time and from time to time,  with the consent of the affected  optionees or holder of Restricted  Shares:  (i) the cancellation of any or all outstanding options  under the Plan and the grant in  substitution  therefor of new options under the Plan covering the same or different  numbers of shares of Common  Stock and having an option  exercise  price per share which may be lower or higher than the  exercise  price per share of the  canceled  options or (ii) the  amendment of the terms of any and all  outstanding  options  under the Plan to provide an option  exercise  price per share  which is higher or lower than the then current exercise price per share of such outstanding options.

23.      Effective Date and Duration of the Plan.

         (a)      Effective  Date. The Plan shall become  effective when adopted by the Board of Directors,  but no
Incentive  Stock Option granted under the Plan shall become  exercisable  unless and until the Plan shall have been approved by the  Corporation's  stockholders.  If such  stockholder  approval is not  obtained  within  twelve (12)
months after the date of the Board's  adoption of the Plan, no options  previously  granted under the Plan shall be deemed to be Incentive  Stock Options and no Incentive  Stock Options  shall be granted  thereafter.  Amendments to the Plan not  requiring  stockholder  approval  shall  become  effective  when  adopted by the Board of  Directors;
amendments  requiring  stockholder  approval (as provided in Section 20) shall become effective when adopted by the
Board of  Directors,  but no  Incentive  Stock  Option  granted  after  the  date of such  amendment  shall  become exercisable  (to the extent that such  amendment to the Plan was required to enable the  Corporation  to grant such
Incentive  Stock Option to a particular  optionee)  unless and until such amendment shall have been approved by the
Corporation's  stockholders.  If such  stockholder  approval  is not  obtained  within  twelve  (12)  months of the
Board's  adoption of such  amendment,  any Incentive  Stock Options  granted on or after the date of such amendment shall  terminate  to the extent that such  amendment to the Plan was  required to enable the  Corporation  to grant such option to a particular  optionee.  Subject to this  limitation,  options may be granted  under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b)      Termination.  Unless sooner  terminated in accordance  with Section 17, the Plan shall  terminate upon the earlier of (i) the close of business on the day next  preceding the tenth  anniversary  of the date of its adoption by the Board of  Directors,  or (ii) the date on which all shares  available  for issuance  under the Plan shall have been issued pursuant to the exercise or  cancellation of Restricted  Shares or options granted under the
Plan. If the date of termination is determined under (i) above,  then Restricted  Shares or options  outstanding on such date shall continue to have force and effect in accordance with the provisions of the  instruments  evidencing such Restricted Shares or options.

24.      Governing Law.

         The  provisions of this Plan shall be governed and  construed in accordance  with the laws of the State of
New York without regard to the principles of conflicts of laws.

                                                  Adopted by the Board of Directors on April 23, 2002

                                                    APPENDIX H

                        AMCO Transport Holdings, Inc. 2002 Employee Stock Compensation Plan

                                           AMCO TRANSPORT HOLDINGS, INC.

                                       2002 EMPLOYEE STOCK COMPENSATION PLAN

         1.       Purpose of the Plan.

         This 2002 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation (the "Company"), and Affiliated
Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common
Stock.

         2.       Definitions.

         Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         "Act" means the U.S. Securities Act of 1933, as amended.

         "Affiliated Corporation" means any Parent or Subsidiary of the Company.

         "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

         "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in
Section 4 of this Plan.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" or "Common Shares" means the common stock, $0.00001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

         "Employee" means and includes the following persons: (i) executive officers, officers and directors
(including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

         "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         "Participant" means an Employee to whom an Award of Plan Shares has been made.

         "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

         "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

         3.       Effective Date of the Plan.

         The effective date of this Plan is April 19, 2002.  No Plan Shares may be issued after April 18, 2012.

         4.       Administration of the Plan.

         The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee, the Board of Directors will be responsible for the administration of this
Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this
Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this
Plan.  Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect.  Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

         5.       Stock Subject to the Plan.

         The maximum number of Plan Shares which may be awarded under this Plan is 20,000,000 shares.

         6.       Persons Eligible to Receive Awards.

         Awards may be granted only to Employees (as herein defined).

         7.       Grants or Awards of Plan Shares.

         Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee.
A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant.  No grant will be made if, in the judgment of the
Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

         8.       Delivery of Stock Certificates.

         As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the
Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

         9.       Assignability.

         An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

         10.      Employment not Conferred.

         Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

         11.      Laws and Regulations.

         The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the
Act or any other applicable laws, rules or regulations.

         12.      Withholding of Taxes.

         If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated
Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or
Affiliated Corporation in its discretion may determine.  In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations.  If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of
Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

         13.      Reservation of Shares.

         The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in
Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose.

                                                         3

         14.      Amendment and Termination of the Plan.

         The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" herein.

         15.      Delivery of Plan.

         A copy or description (for which a prospectus registering the Plan Shares will serve) of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

         16.      Liability.

         No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

         17.      Miscellaneous Provisions.

         The place of administration of this Plan shall be in the State of New York (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of New York or subsequent state of domicile, should the Company be redomiciled.
Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries.  All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

         18.      Reorganizations and Recapitalizations of the Company.

                  (a)      The shares of Common Stock subject to this Plan are shares of the Common Stock of the
Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the
Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

                  (b)      Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common
Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2002 Employee Stock Compensation Plan of the Company as adopted by the Board of Directors of the Company on April 23, 2002.

DATED: April 23, 2002

                                   AMCO TRANSPORT HOLDINGS, INC.

(SEAL)

                               By:___/s/ Wilson Cheng_________________
                                    Name: Wilson Cheng
                                    Title: Chief Executive Officer

                               By:___/s/ Vivian Cheng_________________
                                    Name: Vivian Cheng
                                    Title: Secretary

APPENDIX I
Letter Regarding Change of Auditor

Larry O’Donnell, CPA, P.C.

Telephone (303) 745-4545                                          2280 South Xanadu Way
                                                                  Suite 370
                                                                  Aurora, Colorado 80014

July 24, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re: Atlas-Republic Corporation

         I have read statements that I understand Atlas-Republic Corporation will include under Item 4 of the
Form 8-K/A report it will file regarding the recent change of its auditors. I agree with such statements made regarding my firm. I have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,

LARRY O’ DONNELL, CPA, P.C.

By:_____/s/ Larry O’ Donnell____
         Larry O’ Donnell
         Principal